                           SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                               (Amendment No.   )
Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[X ]  Preliminary Proxy Statement
[  ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-
      6(e)(2))
[  ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                    Smith Barney Aggressive Growth Fund Inc.
                      Smith Barney Appreciation Fund Inc.
                   Smith Barney Arizona Municipals Fund Inc.
                  Smith Barney California Municipals Fund Inc.
                  Smith Barney Concert Allocation Series Inc.
                 Smith Barney Disciplined Small Cap Fund, Inc.
                    Smith Barney Fundamental Value Fund Inc.
                            Smith Barney Funds, Inc.
                           Smith Barney Income Funds
                       Smith Barney Investment Funds Inc.
                         Smith Barney Investment Trust
                   Smith Barney Managed Governments Fund Inc.
                   Smith Barney Managed Municipals Fund Inc.
                   Smith Barney Massachusetts Municipals Fund
                         Smith Barney Money Funds, Inc.
                 Smith Barney Municipal Money Market Fund, Inc.
                            Smith Barney Muni Funds
                    Smith Barney Natural Resources Fund Inc.
                  Smith Barney New Jersey Municipals Fund Inc.
                      Smith Barney Oregon Municipals Fund
                       Smith Barney Principal Return Fund
                     Smith Barney Telecommunications Trust
                          Greenwich Street Series Fund
                           Travelers Series Fund Inc.


 ................................................................................
            (Names of Co-Registrants as Specified In Their Charters)

 ................................................................................
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X ]  No fee required
[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)  Title of each class of securities to which transaction applies:

          ....................................................................

      2)  Aggregate number of securities to which transaction applies:

          ....................................................................

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ....................................................................
       4) Proposed maximum aggregate value of transaction:

          ....................................................................

       5) Total fee paid:

          ....................................................................

[  ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1) Amount Previously Paid:

          ....................................................................

       2)  Form, Schedule or Registration Statement No.:

           ...................................................................

       3)  Filing Party:

           ...................................................................

       4)  Date Filed:


           ...................................................................

Dear Fellow Shareholder:

  As an investor in the Smith Barney Mutual Fund Family, you are cordially invited to attend a special shareholder meeting(s) to be held at the time and place specified in the attached Notice of Special Meeting. Shareholder meetings are held by mutual fund companies periodically as issues arise requiring shareholder approval. This meeting is being held to elect Directors, to propose changes to certain specific investment policies currently in effect and, with respect to certain Funds, to approve retaining such Funds' classification as non-diversified funds.

  Enclosed for your review is a joint proxy statement that describes the proposals that will be submitted to shareholders for approval at the meeting. Note that not all of the proposals relate to each Fund. However, because many of our shareholders own shares of more than one Smith Barney Mutual Fund, a joint proxy statement is being sent to you to reduce the preparation, printing, handling and postage expenses that would be incurred if we sent out separate proxy statements for each Fund.

  Please refer to page 6 of the proxy statement for a list of the proposals which are applicable to your Fund.

PROPOSAL 1. ELECT THE FUND'S BOARD OF DIRECTORS/TRUSTEES

  Proposal One asks that you elect the Board of Directors or Trustees of each Fund. The pages following Proposal One provide a brief description of each nominee's background and current status with the Fund.

  The Board of each Fund recommends that you vote "FOR" the election of nominees to the Board.

PROPOSAL 2. APPROVE PROPOSED CHANGES TO THE FUND'S FUNDAMENTAL INVESTMENT
POLICIES

  Every mutual fund has certain specific investment policies that can only be changed with the approval of the fund's shareholders. Such policies are often referred to as "fundamental" investment policies. Proposal Two asks that you approve certain changes to the fundamental investment policies of the Smith Barney Mutual Funds in light of various regulatory, business and industry developments that have occurred since the original adoption of these policies by the Funds. The three principal objectives of this proposal are:

    i) To simplify the funds' investment policies to make them consistent among the investment companies distributed by Smith Barney.

    ii) To eliminate or make non-fundamental certain investment policies that are no longer required by law to be fundamental. Once an investment policy has become "non-fundamental", the Fund's Board of Directors/

  Trustees would have to approve any changes to such policy. Giving the Board the flexibility to make changes in non-fundamental policies without the expense of obtaining shareholder approval each time a change is desired will save the Fund money, and will make it easier for the Fund's portfolio manager(s) to utilize new investment policies and techniques to respond more rapidly to changing market conditions. Shareholders would of course receive notice of any investment policy changes approved by the Board.

    iii) To reclassify as "non-fundamental" or eliminate certain investment policies that had previously been adopted to meet certain requirements under state securities laws that are no longer applicable. Prior to October 11, 1996, mutual funds not only had to comply with various federal investment policy restrictions, but also with state law investment restrictions as well. Some of such state laws were actually more restrictive than the federal laws, making compliance very difficult. In an effort to streamline the registration process of mutual funds, effective on October 11, 1996, the states no longer require that mutual funds adopt specific investment policies. Because such investment policies were originally adopted by the funds as "fundamental" investment policies, shareholder approval is necessary to reclassify them non-fundamental or to eliminate them.

  As described more fully in the proxy statement, many of the changes are currently not expected to result in changes in the investment techniques or operations of a Fund. In most instances, the changes permit a Fund's Board to determine whether the implementation of a new technique or policy is in the best interests of the shareholders.

  The Board of each Fund recommends that you vote "FOR" the changes to the Fund's fundamental investment policies as described in the proxy statement.

PROPOSAL 3. APPROVE RETAINING THE FUNDS' CLASSIFICATION AS NON-DIVERSIFIED (THE CALIFORNIA MUNICIPAL FUND INC., THE CALIFORNIA MONEY MARKET PORTFOLIO, THE FLORIDA PORTFOLIO, THE GEORGIA PORTFOLIO AND THE PENNSYLVANIA PORTFOLIO
ONLY)

  Every mutual fund elects to be either a "diversified" mutual fund or a "non-diversified" mutual fund. As the words imply, a "non-diversified" mutual fund is permitted to invest in a fewer number of securities than is required by a diversified mutual fund. Many state municipal funds elect to be non-diversified because, depending on market conditions, there may be a limited number of securities issued by a state, which would thus limit the number of investment opportunities available to such fund. Occasionally, a mutual fund that originally elected to register as non-diversified, finds that there are ample investment opportunities, and is thus able to invest its assets in a diversified manner. The Securities and Exchange Commission has taken the position that any mutual fund that has elected to be a non-diversified fund, but operates as a diversified fund for at least three years, must obtain shareholder approval to retain its status as a non-diversified fund for the future.

  The Smith Barney California Municipals Fund Inc., the California Money Market Portfolio, the Florida Portfolio, the Georgia Portfolio and the Pennsylvania Portfolio each originally elected to operate as a non-diversified mutual fund. During the last three years, however, each such Fund has operated as a diversified fund and thus obtain shareholder approval to retain its status as a non-diversified fund.

  Proposal Three asks that you approve the retention by the Fund retaining its classification as a "non-diversified" investment company.

  The Board of each Fund, including a majority of the independent Board members, recommends that you "FOR" the retention of the classification of the Fund as a "non-diversified" mutual fund.

YOUR VOTE IS IMPORTANT!

  We ask that you review the attached proxy carefully. If you do not plan to attend the meeting, we ask that you complete, sign, date and return the proxy as soon as possible in the enclosed postage-paid envelope. Thank you in advance for your attention and vote with regard to these important proposals.

Sincerely,

Heath B. McLendon
Chairman

                                  SMITH BARNEY

             Smith Barney Adjustable Rate Government Income Fund
                  Smith Barney Aggressive Growth Fund Inc.
                     Smith Barney Appreciation Fund Inc.
                  Smith Barney Arizona Municipals Fund Inc.
                Smith Barney California Municipals Fund Inc.
                 Smith Barney Concert Allocation Series Inc.
                                (all Series)
                Smith Barney Disciplined Small Cap Fund, Inc.
                  Smith Barney Fundamental Value Fund Inc.
                          Smith Barney Funds, Inc.
                                (all Series)
                          Smith Barney Income Funds
                                (all Series)
                     Smith Barney Investment Funds Inc.
                                (all Series)
                        Smith Barney Investment Trust
                                (all Series)
                 Smith Barney Managed Governments Fund Inc.
                  Smith Barney Managed Municipals Fund Inc.
                 Smith Barney Massachusetts Municipals Fund
                       Smith Barney Money Funds, Inc.
                                (all Series)
                Smith Barney Municipal Money Market Fund, Inc.
                           Smith Barney Muni Funds
                                (all Series)
                   Smith Barney Natural Resources Fund Inc.
                Smith Barney New Jersey Municipals Fund Inc.
                     Smith Barney Oregon Municipals Fund
                     Smith Barney Principal Return Fund
                                (all Series)
                       Smith Barney Telecommunications
                     Trust Greenwich Street Series Fund
                                (all Series)
                         Travelers Series Fund Inc.
                                 (all Series)

                              388 GREENWICH STREET
                            NEW YORK, NEW YORK 10013

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

                            ----------------------

            TO BE HELD ON FEBRUARY 6, FEBRUARY 20 AND MARCH 9, 1998

                            ----------------------

TO THE SHAREHOLDERS:

  Notice is hereby given that a Special Meeting of Shareholders of each of the registered investment companies listed above (each a "Fund," and collectively, the "Funds"), will be held on the dates and at the times and locations specified below. Also set out below are the number of shares of each Fund and to the extent composed of one or more separate series, the number of shares of each such series issued and outstanding at the close of business on November 3, 1997 or, in the case of the Cash Portfolio of Smith Barney Money Funds, Inc., at the close of business on October 31, 1997.

  The Special Meeting of each of the following Funds will be held in Conference Room 26A at 388 Greenwich Street, New York, New York on February 6, 1998 at the following times:

                                                    MEETING        SHARES
                                                      TIME       OUTSTANDING
                                                   ---------- -----------------
Smith Barney Adjustable Rate Government Income
 Fund.............................................  9:00 a.m.    11,709,786.754
Smith Barney Income Funds.........................  9:30 a.m.
   Smith Barney Convertible Fund.............................     6,969,685.113
   Smith Barney Diversified Strategic Income Fund............   360,267,779.666
   Smith Barney Exchange Reserve Fund........................   123,061,418.278
   Smith Barney High Income Fund.............................   108,978,103.716
   Smith Barney Premium Total Return Fund....................   179,166,246.547
   Smith Barney Tax-Exempt Income Fund ......................    43,164,637.992
   Smith Barney Utilities Fund...............................    72,135,355.171
Smith Barney Investment Trust..................... 10:00 a.m.
   Smith Barney Intermediate Maturity California Municipals
   Fund......................................................     3,253,804.675
   Smith Barney Intermediate Maturity New York Municipals
   Fund......................................................     5,875,344.561
   Smith Barney Large Capitalization Growth Fund.............    32,598,188.972
Smith Barney Massachusetts Municipals Fund........ 10:30 a.m.     4,541,017.520
Smith Barney Muni Funds........................... 11:00 a.m.
   California Money Market Portfolio......................... 1,529,248,749.800
   Florida Portfolio.........................................    14,080,589.973
   Georgia Portfolio.........................................     2,171,357.629
   Limited Term Portfolio....................................    41,410,315.127
   National Portfolio........................................    26,966,981.493
   New York Money Market Portfolio...........................   957,735,227.460
   New York Portfolio........................................    53,631,391.829
   Pennsylvania Portfolio....................................     2,986,677.475

  The Special Meeting of each of the following Funds will be held in Conference Room 26B at 388 Greenwich Street, New York, New York on February 6, 1998 at the following times:

Smith Barney Oregon Municipals Fund.................... 9:15 a.m.  2,627,401.688
Smith Barney Principal Return Fund..................... 9:45 a.m.
   Zeros and Appreciation Series 1998............................ 10,395,760.111
   Zeros and Emerging Growth Series 2000.........................  6,141,082.003
   Smith Barney Security and Growth Fund......................... 17,370,851.626

                                                        MEETING       SHARES
                                                          TIME     OUTSTANDING
                                                       ---------- --------------
Smith Barney Telecommunications Trust................. 10:15 a.m.
   Smith Barney Telecommunications Income Fund...................    542,382.206
Greenwich Street Series Fund.......................... 10:45 a.m.
   Appreciation Portfolio........................................  6,953,411.704
   Diversified Strategic Income Portfolio........................  5,047,147.671
   Emerging Growth Portfolio.....................................  1,074,927.984
   Equity Income Portfolio.......................................  2,931,346.503
   Equity Index Portfolio........................................  1,115,198.752
   Growth & Income Portfolio.....................................  2,186,261.713
   Intermediate High Grade Portfolio.............................  1,331,481.537
   International Equity Portfolio................................  2,491,215.023
   Money Market Portfolio........................................  5,232,044.990
   Total Return Portfolio........................................ 14,343,971.786

  The Special Meeting of the following Fund will be held in Conference Room 26A at 388 Greenwich Street, New York, New York on February 20, 1998 at the following time:

                                                        MEETING      SHARES
                                                         TIME      OUTSTANDING
                                                       --------- ---------------
Travelers Series Fund Inc............................. 9:00 a.m.
   AIM Capital Appreciation Portfolio...........................  15,991,258.575
   Alliance Growth Portfolio....................................  26,153,412.317
   Van Kampen American Capital Enterprise Portfolio.............   9,883,657.766
   GT Global Strategic Income Portfolio.........................   2,334,911.062
   MFS Total Return Portfolio...................................  17,220,795.036
   Putnam Diversified Income Portfolio..........................   9,881,455.509
   Smith Barney High Income Portfolio...........................   9,337,510.474
   Smith Barney Income and Growth Portfolio.....................  16,049,792.649
   Smith Barney International Equity Portfolio..................  16,556,697.734
   Smith Barney Money Market Portfolio.......................... 104,139,803.610
   Smith Barney Pacific Basin Portfolio.........................   2,267,262.368
   TBC Managed Income Portfolio.................................   2,751,446.127

  The Special Meeting of each of the following Funds will be held in Conference Room 26A at 388 Greenwich Street, New York, New York on March 9, 1998 at the following times:

                                                       MEETING       SHARES
                                                         TIME      OUTSTANDING
                                                      ---------- ---------------
Smith Barney Aggressive Growth Fund Inc. ............  9:00 a.m.  20,239,472.409
Smith Barney Appreciation Fund Inc...................  9:30 a.m. 261,506,133.235
Smith Barney Arizona Municipals Fund Inc............. 10:00 a.m.   5,713,759.347
Smith Barney California Municipals Fund Inc. ........ 10:30 a.m.  49,990,802.028
Smith Barney Concert Allocation Series Inc........... 11:00 a.m.
   High Growth Portfolio........................................  36,292,079.711
   Growth Portfolio.............................................  45,622,339.602
   Income Portfolio.............................................   4,559,278.013
   Balanced Portfolio...........................................  27,762,003.220
   Conservative Portfolio.......................................   7,645,747.027
   Select High Growth Portfolio.................................   1,670,784.534

                                                    MEETING         SHARES
                                                      TIME       OUTSTANDING
                                                   ---------- ------------------
   Select Growth Portfolio...................................      2,554,739.029
   Select Income Portfolio...................................        258,497.863
   Select Balanced Portfolio.................................      2,729,358.536
   Select Conservative Portfolio.............................        639,808.887
Smith Barney Disciplined Small Cap Fund, Inc. .... 11:30 a.m.      5,164,865.683
Smith Barney Fundamental Value Fund Inc........... 12:00 p.m.    144,510,767.403
Smith Barney Funds, Inc. ......................... 12:30 p.m.
   Equity Income Portfolio...................................     58,875,343.948
   Short-Term U.S. Treasury Securities Portfolio.............     25,583,160.994
   U.S. Government Securities Portfolio......................     24,099,456.454

  The Special Meeting of each of the following Funds will be held in Conference
Room 26B at 388 Greenwich Street, New York, New York on March 9, 1998 at the following times:

Smith Barney Investment Funds Inc. ...............  9:15 a.m.
   Smith Barney Government Securities Fund...................     58,849,840.071
   Smith Barney Growth Opportunity Fund......................     10,524,119.348
   Smith Barney Investment Grade Bond Fund...................     40,280,239.699
   Smith Barney Managed Growth Fund..........................     65,790,520.461
   Smith Barney Special Equities Fund........................     24,583,500.062
Smith Barney Managed Governments Fund Inc.........  9:45 a.m.     43,219,374.854
Smith Barney Managed Municipals Fund Inc.......... 10:15 a.m.    208,383,171.065
Smith Barney Money Funds, Inc. ................... 10:45 a.m.
   Cash Portfolio............................................ 30,490,344,964.414
   Government Portfolio......................................  4,645,496,644.191
   Retirement Portfolio......................................  1,348,637,071.208
Smith Barney Municipal Money Market Fund, Inc..... 11:15 a.m.  5,647,545,463.080
Smith Barney Natural Resources Fund Inc. ......... 11:45 a.m.      5,221,295.309
Smith Barney New Jersey Municipals Fund Inc....... 12:15 p.m.     16,469,481.447

  The special meetings are being held for the following purposes:

                                                                    PAGE NO. IN
                                                                    THE ATTACHED
                                                                    JOINT PROXY
                                                                     STATEMENT
                                                                    ------------
1. To elect Directors or Trustees of each Fund (Proposal 1)--ALL
   FUNDS..........................................................        8
2. To approve or disapprove the reclassification, modification and/or elimination of certain fundamental investment policies
   (Proposal 2)--ALL FUNDS (SERIES)...............................       23
3. To approve or disapprove the retention of each Fund's
   classification as a "non-diversified" investment company under the 1940 Act (Proposal 3)--SMITH BARNEY CALIFORNIA MUNICIPALS
   FUND INC. AND SMITH BARNEY MUNI FUNDS (CALIFORNIA MONEY MARKET,
   FLORIDA, GEORGIA AND PENNSYLVANIA PORTFOLIOS ONLY).............       46
4. To transact such other business as may properly come before the
   meeting or any adjournment thereof (Proposal 4)--ALL FUNDS.....       49

  The close of business on December 10, 1997 has been fixed as the record date for the determination of shareholders of the Funds entitled to notice of and to vote at the meeting and any adjournment thereof.


                                 By Order of the Directors or Trustees,


                                 Christina T. Sydor, Secretary

December 10, 1997

                            ----------------------

  SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD(S) IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXY CARDS ARE SET FORTH ON THE FOLLOWING PAGE. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

  The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund(s) involved in validating your vote if you fail to sign your proxy card(s) properly.

    1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card(s).

    2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card(s).

    3. All Other Accounts: The capacity of the individual signing the proxy card(s) should be indicated unless it is reflected in the form of registration. For example:

      REGISTRATION                                          VALID SIGNATURE
      ------------                                          ---------------
 CORPORATE ACCOUNTS
  (1) ABC Corp............................................  ABC Corp.
  (2) ABC Corp............................................  John Doe, Treasurer
  (3) ABC Corp.
        c/o John Doe, Treasurer...........................  John Doe
  (4) ABC Corp. Profit Sharing Plan.......................  John Doe, Trustee
 TRUST ACCOUNTS
  (1) ABC Trust...........................................  Jane B. Doe, Trustee
  (2) Jane B. Doe, Trustee
        u/t/d 12/28/78....................................  Jane B. Doe
 CUSTODIAL OR ESTATE ACCOUNTS
  (1) John B. Smith, Cust.
        f/b/o John B. Smith, Jr. UGMA.....................  John B. Smith
  (2) Estate of John B. Smith.............................  John B. Smith,
                                                            Executor

                      (This page intentionally left blank)

              Smith Barney Adjustable Rate Government Income Fund
                    Smith Barney Aggressive Growth Fund Inc.
                      Smith Barney Appreciation Fund Inc.
                   Smith Barney Arizona Municipals Fund Inc.
                  Smith Barney California Municipals Fund Inc.
                  Smith Barney Concert Allocation Series Inc.
                                  (all Series)
                 Smith Barney Disciplined Small Cap Fund, Inc.
                    Smith Barney Fundamental Value Fund Inc.
                            Smith Barney Funds, Inc.
                                  (all Series)
                           Smith Barney Income Funds
                                  (all Series)
                       Smith Barney Investment Funds Inc.
                                  (all Series)
                         Smith Barney Investment Trust
                                  (all Series)
                   Smith Barney Managed Governments Fund Inc.
                   Smith Barney Managed Municipals Fund Inc.
                   Smith Barney Massachusetts Municipals Fund
                         Smith Barney Money Funds, Inc.
                                  (all Series)
                 Smith Barney Municipal Money Market Fund, Inc.
                            Smith Barney Muni Funds
                                  (all Series)
                    Smith Barney Natural Resources Fund Inc.
                  Smith Barney New Jersey Municipals Fund Inc.
                      Smith Barney Oregon Municipals Fund
                       Smith Barney Principal Return Fund
                                  (all Series)
                     Smith Barney Telecommunications Trust
                          Greenwich Street Series Fund
                           Travelers Series Fund Inc.
                                  (all Series)

                              388 GREENWICH STREET
                            NEW YORK, NEW YORK 10013

                        SPECIAL MEETINGS OF SHAREHOLDERS

                            ----------------------

            TO BE HELD ON FEBRUARY 6, FEBRUARY 20 AND MARCH 9, 1998

                            ----------------------

                             JOINT PROXY STATEMENT

                                 INTRODUCTION

  This document is a joint proxy statement for the registered investment companies listed above (each a "Fund" and, collectively, the "Funds"*). This joint proxy statement is being furnished to the shareholders of the Funds in connection with each respective Fund's Board of Directors' or Trustees' (each a "Board" and, collectively, the "Boards") solicitation of proxies to be used at the special meetings of shareholders of the Funds to be held on the dates specified in the Notice of Meeting of Shareholders and proxy card(s) that accompany this Proxy Statement, or any adjournment or adjournments thereof (collectively, the "Meeting"). The Meeting will be held on the day and at the time and location specified in the Notice of Meeting of Shareholders and proxy card(s) that accompany this Proxy Statement. This joint proxy statement and accompanying proxy card(s) will first be mailed to shareholders on or about December 12, 1997. Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by telephone, telegraph or personal interviews conducted by officers and employees of the Funds; Smith Barney Inc. ("Smith Barney") and PFS Distributors, Inc., distributors of shares of the Funds; the investment adviser (each an "Adviser" and, collectively, the "Advisers") of a Fund; and/or First Data Investor Services Group, Inc. ("First Data"), the Funds' transfer agent. Such representatives and employees will not receive additional compensation for solicitation activities. Smith Barney has retained the services of First Data to assist in the solicitation of proxies. The aggregate cost of solicitation of the shareholders of all of the Funds is
expected to be approximately $     . The costs of the proxy solicitation and
expenses incurred in connection with the preparation of this joint proxy statement and its enclosures will be borne by the Funds, with the Funds' cost being allocated based in part on a Fund's assets and in part on its number of shareholders. The Funds also will reimburse expenses of forwarding solicitation materials to beneficial owners of shares of the Funds. If the Funds record votes by telephone, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

  Each share is entitled to one vote and any fractional share is entitled to a fractional vote. If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted FOR the election of the nominees for
-----------
* Some Funds are composed of one or more separate series, each of which is referred to herein as a "Series" or, for purposes of Proposals 2 and 3, as a "Fund".

Directors or Trustees ("Board members"), FOR the other matters listed in the accompanying Notice of Meeting of Shareholders and FOR any other matters deemed appropriate. If you properly execute the enclosed proxy and give no voting instructions, your shares will be voted FOR the proposals set forth herein. Abstentions will be counted as present for purposes of determining a quorum, but will not be counted as voting. Broker non-votes (i.e., proxies received from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote the shares on a particular matter with respect to which the broker or nominees do not have discretionary power) will be treated the same as abstentions. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the appropriate Fund at the above address prior to the date of the Meeting.

  In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposals. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. When voting on a proposed adjournment, the persons named as proxies will vote for the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote "Against" the item, in which case such shares will be voted against the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the proposals in this joint proxy statement prior to any adjournment if sufficient votes have been received for approval. Under the master trust agreement, charter or by-laws, as applicable, of each Fund (other than Smith Barney Muni Funds and Smith Barney Disciplined Small Cap Fund, Inc.) a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of a Fund entitled to vote at the Meeting. Under the By-laws of Smith Barney Muni Funds and Smith Barney Disciplined Small Cap Fund, Inc., a quorum is constituted by the presence in person or by proxy of the holders of one-third of the outstanding shares of that Fund entitled to vote at the Meeting.

  The Boards have fixed the close of business on December 10, 1997 as the record date (the "Record Date") for the determination of shareholders of the Funds entitled to notice of and to vote at the Meeting. At the close of business on November 3, 1997 or, in the case of the Cash Portfolio of Smith Barney Money Funds,. Inc., at the close of business on October 31, 1997, the number of shares of each Fund shown in the accompanying Notice of Meeting were issued and outstanding.

  As of October 31, 1997, to the knowledge of each Fund and its Board, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934), except as set forth in Annex I hereto, owned beneficially or of record more than 5% of the outstanding shares of a Fund. As of the Record Date, the officers and Board members of each Fund beneficially owned less than 1% of the shares of each Fund.

  This joint proxy statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Fund and, because many shareholders own shares of more than one Fund, to avoid burdening shareholders with more than one proxy statement. Although some proposals described herein relate to several or all of the Funds, shareholders of each Series of each Fund will vote separately on each proposal on which shareholders of that Fund are entitled to vote (except that all Series of each Fund will vote as a single fund on Proposal 1), and separate proxy cards are enclosed for each Fund in respect of which a shareholder is a record owner of shares. Thus, if a proposal is approved by shareholders of one Fund and disapproved by shareholders of other Funds, the proposal will be implemented for the Fund that approved the proposal and will not be implemented for any Fund that did not approve the proposal. It is therefore essential that shareholders complete, date and sign each enclosed proxy card. Set forth below are the proposals on which shareholders of each respective Fund are entitled to vote.

  Proposal 1 requires for approval the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy (a "Plurality Vote") for all Funds. Because abstentions and broker non-votes are not treated as shares voted, abstentions and broker non-votes have no impact on Proposal 1. Approval of Proposals 2 and 3 requires the affirmative vote of a "majority of the outstanding voting securities" of each Fund (or Series thereof) which, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), means the lesser of (a) 67% of the Fund's (or Series') shares present at a meeting of its shareholders if the owners of more than 50% of the shares of the Fund (or Series) then outstanding are present in person or by proxy or (b) more than 50% of the Fund's (or Series') outstanding shares (a "Majority Vote"). Abstentions and broker non-votes are treated as votes "against" Proposals 2 and 3.

  With respect to Travelers Series Fund Inc. and Greenwich Street Series Fund (together, the "Insurance Funds"), all of the outstanding shares of the Insurance Funds are sold exclusively to, and held of record by, certain insurance company separate accounts (the "Insurance Cos."), for the benefit of owners of contracts providing for participation in the accounts ("Contract Owners"). With respect to the Meeting, Contract Owners have the right to instruct the Insurance Cos. how to vote shares of the Insurance Funds attributable to the value of their contracts allocated to the Insurance Funds, through the accounts, on any matter affecting the Insurance Funds. Each share is entitled to one vote, and any fractional share is entitled to a fractional vote. Each Contract Owner has the right to direct the votes of that number of shares of an Insurance Fund determined by multiplying the total number of shares of such Insurance Fund outstanding by a fraction, the numerator of which is the number of units held by such Contract Owner in such Insurance Fund and the denominator of which is the total number of units of the Insurance Fund outstanding on its Record Date. Units reflect the Contract Owner's ownership in the accounts, while shares reflect the Insurance Cos.' ownership in the Insurance Funds. The value of units is based on the net asset value of the underlying portfolio adjusted for separate account fees. If proper instructions are not received from a Contract Owner, the shares with respect to which the Contract Owner has the right to direct votes will be voted by the Insurance Cos. in the same ratio as those shares for which proper instructions were received from other Contract Owners. In addition, the Insurance Cos. will vote the shares for which they have voting rights in the same proportion as the votes for which they have received proper instructions.

                       PROPOSALS APPLICABLE TO EACH FUND

                    FUND NAME                     PROPOSALS APPLICABLE TO FUND
                    ---------                     ----------------------------
Smith Barney Adjustable Rate Government Income
  Fund........................................... 1, 2(A,B,C,D,E,F,G,H,I,K,O,R)
Smith Barney Aggressive Growth
  Fund Inc....................................... 1, 2(A,B,C,D,H,I)
Smith Barney Appreciation Fund Inc............... 1, 2(A,B,D,H,I)
Smith Barney Arizona Municipals
  Fund Inc....................................... 1, 2(A,B,D,H,I)
Smith Barney California Municipals
  Fund Inc....................................... 1, 2(B,D,H,I), 3
Smith Barney Concert Allocation
  Series Inc..................................... 1, 2(B,D,F,G,I)
Smith Barney Disciplined Small Cap
  Fund, Inc...................................... 1, 2(A,B,C,D,E,F,G,H,I,N)
Smith Barney Fundamental Value
  Fund Inc....................................... 1, 2(A,D,F,H,I,R)
Smith Barney Funds, Inc.......................... 1, 2(A,B,D,E,F,G,H)
  Equity Income Portfolio only................... 2(C,I,J,K,L,M,N,O,R,S)
  Short-Term U.S. Treasury Securities Portfolio
    only......................................... 2(I,M,O,R)
Smith Barney Income Funds........................ 1, 2(A,D,E,I,M,O,R)
  Smith Barney Convertible Fund only............. 2(C,H)
  Smith Barney Diversified Strategic Income Fund
    only......................................... 2(C,H)
  Smith Barney Exchange Reserve
    Fund only.................................... 2(H)
  Smith Barney High Income
    Fund only.................................... 2(C,H)
  Smith Barney Premium Total Return Fund only.... 2(C,H)
  Smith Barney Tax-Exempt Income Fund only....... 2(C,H)
Smith Barney Investment Funds Inc................ 1, 2(A,C,G,H,I,J,K,L,M,N,O,P)
  Smith Barney Growth Opportunity Fund only...... 2(D,R)
  Smith Barney Investment Grade Bond Fund only... 2(D,Q,R)
  Smith Barney Managed Growth
    Fund only.................................... 2(D,R)
  Smith Barney Special Equities
    Fund only.................................... 2(D,R)
Smith Barney Investment Trust.................... 1, 2(C,D,E,F,G,H,I,O,Q,R)
  Smith Barney Large Capitalization Growth Fund
    only......................................... 2(A)
Smith Barney Managed Governments
  Fund Inc....................................... 1, 2(A,B,D,H)
Smith Barney Managed Municipals Fund Inc......... 1, 2(A,B,D,H)

                   FUND NAME                     PROPOSALS APPLICABLE TO FUND
                   ---------                     ----------------------------
Smith Barney Massachusetts Municipals Fund.....  1, 2(B,D,F,H)
Smith Barney Money Funds, Inc..................  1, 2(A,B,D,E,F,G,H,I,J,M,N,O,R)
Smith Barney Municipal Money Market Fund, Inc..  1, 2(A,B,D,E,F,G,H,I,O)
Smith Barney Muni Funds........................  1, 2(B,C,D,E,F,G,H,I,R)
  California Money Market Portfolio only.......  3
  Florida Portfolio only.......................  3
  Georgia Portfolio only.......................  3
  Limited Term Portfolio only..................  2(A)
  National Portfolio only......................  2(A,L,M)
  New York Portfolio only......................  2(L,M)
  Pennsylvania Portfolio only..................  3
Smith Barney Natural Resources Fund Inc........  1, 2(A,B,D,H,I)
Smith Barney New Jersey Municipals Fund Inc....  1, 2(B,D,H)
Smith Barney Oregon Municipals Fund............  1, 2(B,D,H,I)
Smith Barney Principal Return Fund.............  1, 2(A,C,D,I)
Smith Barney Telecommunications Trust-- Income
  Fund.........................................  1, 2(B,D,I,Q)
Greenwich Street Series Fund...................  1, 2(A,B,D,E,F,G,H,I,M,O,R)
  Appreciation Portfolio only..................  2(C)
  Diversified Strategic Income Portfolio only..  2(C)
  Emerging Growth Portfolio only...............  2(C)
  Equity Index Portfolio only..................  2(C)
  Growth & Income Portfolio only...............  2(C)
  Intermediate High Grade Portfolio only.......  2(C)
  International Equity Portfolio only..........  2(C)
  Total Return Portfolio only..................  2(C)
Travelers Series Fund Inc......................  1, 2(F,G,I)
  AIM Capital Appreciation Portfolio only......  2(C,N,O)
  Alliance Growth Portfolio only...............  2(A,B,D)
  Van Kampen American Capital Enterprise
    Portfolio only.............................  2(A,B,D,E)
  GT Global Strategic Income Portfolio only....  2(E,H,K,L,N,O)
  MFS Total Return Portfolio only..............  2(B,D,O)
  Putnam Diversified Income Portfolio only.....  2(A,B,D,E,H,J,L,N,O)
  Smith Barney High Income Portfolio only......  2(A,B,C,D,H,M)
  Smith Barney Income and Growth Portfolio
    only.......................................  2(A,B,C,D,E,M)
  Smith Barney International Equity Portfolio
    only.......................................  2(A,B,C,D,E,M)
  Smith Barney Money Market Portfolio only.....  2(A,B,D,E,M)
  Smith Barney Pacific Basin Portfolio only....  2(A,B,C,D,E,M)
  TBC Managed Income Portfolio only............  2(A,D,H,J,K,M,N,O,R)

PROPOSAL 1:

TO ELECT DIRECTORS OR TRUSTEES OF EACH FUND

ALL FUNDS

  The first proposal to be considered at the Meeting is the election of Directors or Trustees of the Funds.

  Except for Mr. Jerome Miller, who is currently serving as a Trustee for Smith Barney Principal Return Fund only, all of the nominees are currently serving as a director or trustee of the Board to which he or she is nominated, and all of the nominees serve as a director, trustee and/or general partner of other investment companies for which Smith Barney serves as distributor. Each nominee has consented to serve as a Board member if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

  If elected, the Board members will hold office without limit in time, subject to the Emeritus Program* adopted by the Funds, and except that any Board member may resign and any Board member may be removed at any meeting of shareholders called for that purpose by at least a majority of the votes entitled to be cast (or, in the case of Travelers Series Fund Inc., 75% of the votes entitled to be cast) for the election of Board members. In case a vacancy shall exist for any reason, the remaining Board members may fill the vacancy by appointing another Board member. If at any time less than a majority of the Board members holding office have been elected by shareholders, the Board members then in office will call a shareholders meeting for the purpose of electing Board members.

  Each Board has an Audit Committee and a Nominating Committee (except the Travelers Series Fund Inc. Board, which does not have a Nominating Committee) each consisting of all Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund ("independent Board members"). The Audit Committee reviews the scope and results of a Fund's annual audit with the Fund's independent accountants and recommends the engagement of accountants. Included
-----------
* Each Fund has adopted an Emeritus Program for non-interested Board members pursuant to which each Fund's Board and the management of that Fund can continue to benefit from the experience of long-time Board members who have resigned from the Board. Pursuant to this Program, Board members with 10 years of service may agree to provide services as an emeritus director at age 72 and, pursuant to resolutions adopted by certain Funds, must retire from the Boards at age 80. Service as an emeritus director is limited to 10 years. Each emeritus director agrees to be available for consultation with the Board and management of the Fund and may attend Board meetings.

among the functions of the Nominating Committee is the selection and nomination for appointment and election of candidates to serve as independent Board members. The Nominating Committee, in its discretion, may also coordinate with Board members who are "interested persons" in the selection and election of Fund officers and may consider nominees recommended by shareholders to serve as directors or trustees, provided that shareholders submit such recommendations in compliance with all the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934. Exhibit A hereto sets forth certain information regarding compensation paid to each of the Board members and the number of Board, Audit Committee and Nominating Committee meetings each Fund has held in the Calendar Year ended December 31, 1996. Each nominee for Board member attended at least 75% of the meetings that were held in the Calendar Year ended December 31, 1996. None of the Boards has a Compensation Committee. The executive officers of each Fund are set forth in Exhibits B and C hereto. Each officer of a Fund will serve at the discretion of the Board.

  Set forth in the following tables are the nominees for election as Board member of each Fund, together with certain other information. "Interested persons" of the Fund, as defined in the 1940 Act, by virtue of their positions as officer or director of the Fund's investment adviser, distributor or one of their affiliates, are marked by an asterisk. Other directorships include directorships, general partnerships or trusteeships of companies that are required to report to the Securities and Exchange Commission (the "SEC"), other than registered investment companies. For purposes of this Proxy Statement, the address of each Board member is P.O. Box 5128, Westborough, MA, 01581-5128.

                     NOMINEES FOR ELECTION TO THE BOARDS OF

                      SMITH BARNEY APPRECIATION FUND INC.
                   SMITH BARNEY ARIZONA MUNICIPALS FUND INC.
                  SMITH BARNEY CALIFORNIA MUNICIPALS FUND INC.
                         SMITH BARNEY INVESTMENT TRUST
                   SMITH BARNEY MANAGED GOVERNMENTS FUND INC.
                   SMITH BARNEY MANAGED MUNICIPALS FUND INC.
                   SMITH BARNEY MASSACHUSETTS MUNICIPALS FUND
                    SMITH BARNEY NATURAL RESOURCES FUND INC.
                  SMITH BARNEY NEW JERSEY MUNICIPALS FUND INC.
                    SMITH BARNEY OREGON MUNICIPALS FUND AND
                          GREENWICH STREET SERIES FUND

                                                                   DIRECTOR OF
                                                                  SMITH BARNEY
           NAME, AGE, PRINCIPAL OCCUPATION AND OTHER              APPRECIATION
            DIRECTORSHIPS DURING THE PAST FIVE YEARS             FUND INC. SINCE
           -----------------------------------------             ---------------
 Herbert Barg, age 73.                                                1995
 Private Investor.
**Alfred J. Bianchetti, age 74.                                       1995
 Retired.
 Martin Brody, age 76.                                                1995
 Consultant, HMK Associates, a financial consulting firm;
 Retired Vice Chairman of Restaurant Associates Corp.; Director
 of Jaclyn, Inc., an apparel design and manufacturing company.
 Dwight B. Crane, age 59.                                             1995
 Professor, Harvard Business School.
 Burt N. Dorsett, age 66.                                             1973
 Managing Partner of Dorsett McCabe Management, Inc., an
 investment counseling firm; Director of Research Corporation
 Technologies, Inc., a non-profit patent-clearing and licensing firm.
 Elliot S. Jaffe, age 71.                                             1988
 Chairman of the Board and Chief Executive Officer of The Dress
 Barn, Inc., a publicly-held national retail apparel chain.
 Stephen E. Kaufman, age 65.                                          1995
 Attorney.
 Joseph J. McCann, age 66.                                            1995
 Financial Consultant; Retired Financial Executive, Ryan Homes
 Inc.
 *Heath B. McLendon, age 64.                                          1984
 Managing Director of Smith Barney; President and Director of
 Smith Barney Mutual Funds Management Inc. and Travelers
 Investment Adviser, Inc.; Chairman of Smith Barney Strategy
 Advisers Inc. Prior to July 1993, Senior Executive Vice
 President of Shearson Lehman Brothers Inc., Vice Chairman of
 Shearson Asset Management, Director of PanAgora Asset
 Management, Inc. and PanAgora Asset Management Limited.
 Cornelius C. Rose, Jr., age 64.                                      1973
 President, Cornelius C. Rose Associates, Inc., financial
 consultants, and Chairman and Director of Performance Learning
 Systems, an educational services company.

-----------
** Mr. Bianchetti is an Interested Person by reason of his children being employed by Smith Barney Inc.

                     NOMINEES FOR ELECTION TO THE BOARDS OF

                     SMITH BARNEY APPRECIATION FUND INC.
                   SMITH BARNEY ARIZONA MUNICIPALS FUND INC.
                 SMITH BARNEY CALIFORNIA MUNICIPALS FUND INC.
                         SMITH BARNEY INVESTMENT TRUST
                  SMITH BARNEY MANAGED GOVERNMENTS FUND INC.
                  SMITH BARNEY MANAGED MUNICIPALS FUND INC.
                  SMITH BARNEY MASSACHUSETTS MUNICIPALS FUND
                   SMITH BARNEY NATURAL RESOURCES FUND INC.
                 SMITH BARNEY NEW JERSEY MUNICIPALS FUND INC.
                   SMITH BARNEY OREGON MUNICIPALS FUND AND
                         GREENWICH STREET SERIES FUND

DIRECTOR OF SMITH   DIRECTOR OF SMITH                     DIRECTOR OF SMITH
 BARNEY ARIZONA     BARNEY CALIFORNIA   TRUSTEE OF SMITH   BARNEY MANAGED
 MUNICIPALS FUND   MUNICIPALS FUND INC. BARNEY INVESTMENT GOVERNMENTS FUND
   INC. SINCE             SINCE            TRUST SINCE       INC. SINCE
-----------------  -------------------- ----------------- -----------------
      1988                 1984               1995              1995
      1988                 1988               1995              1995
      1988                 1984               1995              1995
      1987                 1988               1995              1995
      1994                 1994               1991              1984
      1994                 1994               1991              1985
      1988                 1984               1995              1995
      1988                 1984               1995              1995
      1988                 1984               1991              1984
      1994                 1994               1991              1984

                     NOMINEES FOR ELECTION TO THE BOARDS OF

                      SMITH BARNEY APPRECIATION FUND INC.
                   SMITH BARNEY ARIZONA MUNICIPALS FUND INC.
                  SMITH BARNEY CALIFORNIA MUNICIPALS FUND INC.
                         SMITH BARNEY INVESTMENT TRUST
                   SMITH BARNEY MANAGED GOVERNMENTS FUND INC.
                   SMITH BARNEY MANAGED MUNICIPALS FUND INC.
                   SMITH BARNEY MASSACHUSETTS MUNICIPALS FUND
                    SMITH BARNEY NATURAL RESOURCES FUND INC.
                  SMITH BARNEY NEW JERSEY MUNICIPALS FUND INC.
                    SMITH BARNEY OREGON MUNICIPALS FUND AND
                          GREENWICH STREET SERIES FUND

                                                     DIRECTOR OF
                                                     SMITH BARNEY   TRUSTEE OF
                                                       MANAGED     SMITH BARNEY
                                                      MUNICIPALS  MASSACHUSETTS
     NAME, AGE, PRINCIPAL OCCUPATION AND OTHER        FUND INC.     MUNICIPALS
      DIRECTORSHIPS DURING THE PAST FIVE YEARS          SINCE       FUND SINCE
     -----------------------------------------       ------------ --------------
 Herbert Barg, age 73.                                   1981          1987
  Private Investor.
**Alfred J. Bianchetti, age 74.                          1988          1988
   Retired.
 Martin Brody, age 76.                                   1981          1987
  Consultant, HMK Associates, a financial consulting
  firm; Retired Vice Chairman of Restaurant
  Associates Corp.; Director of Jaclyn, Inc., an
  apparel design and manufacturing company.
 Dwight B. Crane, age 59.                                1988          1988
  Professor, Harvard Business School.
 Burt N. Dorsett, age 66.                                1994          1994
  Managing Partner of Dorsett McCabe Management,
  Inc., an investment counseling firm; Director of
  Research Corporation Technologies, Inc., a non-
  profit patent-clearing and licensing firm.
 Elliot S. Jaffe, age 71.                                1994          1994
  Chairman of the Board and Chief Executive Officer
  of The Dress Barn, Inc., a publicly-held national
  retail apparel chain.
 Stephen E. Kaufman, age 65.                             1981          1987
  Attorney.
 Joseph J. McCann, age 66.                               1981          1987
  Financial Consultant; Retired Financial Executive,
  Ryan Homes Inc.
 *Heath B. McLendon, age 64.                             1984          1987
  Managing Director of Smith Barney; President and
  Director of Smith Barney Mutual Funds Management
  Inc. and Travelers Investment Adviser, Inc.;
  Chairman of Smith Barney Strategy Advisers Inc.
  Prior to July 1993, Senior Executive Vice
  President of Shearson Lehman Brothers Inc., Vice
  Chairman of Shearson Asset Management, Director of
  PanAgora Asset Management, Inc. and PanAgora Asset
  Management Limited.
 Cornelius C. Rose, Jr., age 64.                         1994          1994
  President, Cornelius C. Rose Associates, Inc.,
  Financial Consultants, and Chairman and Director
  of Performance Learning Systems, an educational
  services company.

-----------
** Mr. Bianchetti is an Interested Person by reason of his children being employed by Smith Barney Inc.

                     NOMINEES FOR ELECTION TO THE BOARDS OF

                     SMITH BARNEY APPRECIATION FUND INC.
                  SMITH BARNEY ARIZONA MUNICIPALS FUND INC.
                 SMITH BARNEY CALIFORNIA MUNICIPALS FUND INC.
                        SMITH BARNEY INVESTMENT TRUST
                  SMITH BARNEY MANAGED GOVERNMENTS FUND INC.
                  SMITH BARNEY MANAGED MUNICIPALS FUND INC.
                  SMITH BARNEY MASSACHUSETTS MUNICIPALS FUND
                  SMITH BARNEY NATURAL RESOURCES FUND INC.
                 SMITH BARNEY NEW JERSEY MUNICIPALS FUND INC.
                   SMITH BARNEY OREGON MUNICIPALS FUND AND
                         GREENWICH STREET SERIES FUND


 DIRECTOR OF SMITH    DIRECTOR OF SMITH   TRUSTEE OF SMITH      TRUSTEE OF
   BARNEY NATURAL     BARNEY NEW JERSEY    BARNEY OREGON     GREENWICH STREET
RESOURCES FUND INC.    MUNICIPALS FUND    MUNICIPALS FUND      SERIES FUND
       SINCE             INC. SINCE            SINCE              SINCE
-------------------   -----------------   ----------------   ----------------
       1994                 1988                1994               1995
       1988                 1988                1994               1995
       1986                 1988                1994               1995
       1986                 1988                1994               1995
       1994                 1994                1994               1991
       1994                 1994                1994               1991
       1985                 1988                1994               1995
       1985                 1988                1994               1995
       1986                 1988                1994               1991
       1994                 1994                1994               1991

                     NOMINEES FOR ELECTION TO THE BOARDS OF

                   SMITH BARNEY AGGRESSIVE GROWTH FUND INC.
                      SMITH BARNEY INVESTMENT FUNDS INC.
                    SMITH BARNEY PRINCIPAL RETURN FUND AND
                     SMITH BARNEY TELECOMMUNICATIONS TRUST

                                                                    DIRECTOR OF
                                                                    SMITH BARNEY
                                                                     AGGRESSIVE
            NAME, AGE, PRINCIPAL OCCUPATION AND OTHER               GROWTH FUND
             DIRECTORSHIPS DURING THE PAST FIVE YEARS                INC. SINCE
            ------------------------------------------              ------------
Paul R. Ades, age 57.                                                   1983
 Partner of the law firm of Murov & Ades.
Herbert Barg, age 74.                                                   1983
 Private Investor.
Dwight B. Crane, age 59.                                                1994
 Professor, Harvard Business School.
Frank Hubbard, age 59.                                                  1994
 President of Avatar International, a consulting firm; Former Vice
 President of S&S Industries, a chemical distributor; Former
 Corporate Vice President, Materials Management and Marketing
 Services of Huls America, Inc., a chemicals development company
*Heath B. McLendon, age 64.                                             1983
 Managing Director of Smith Barney; President and Director of Smith
 Barney Mutual Funds Management Inc. and Travelers Investment
 Adviser, Inc.; Chairman of Smith Barney Strategy Advisers Inc.
 Prior to July 1993, Senior Executive Vice President of Shearson
 Lehman Brothers Inc., Vice Chairman of Shearson Asset Management,
 Director of PanAgora Asset Management, Inc. and PanAgora Asset
 Management Limited.
Jerome H. Miller, age 58.                                               N/A
 Retired, Former President, Asset Management Group of Shearson
 Lehman Brothers Inc.
Ken Miller, age 55.                                                     1983
 President of Young Stuff Apparel Group, Inc.

                     NOMINEES FOR ELECTION TO THE BOARDS OF

                   SMITH BARNEY AGGRESSIVE GROWTH FUND INC.
                      SMITH BARNEY INVESTMENT FUNDS INC.
                    SMITH BARNEY PRINCIPAL RETURN FUND AND
                     SMITH BARNEY TELECOMMUNICATIONS TRUST

                                                                         TRUSTEE OF SMITH
DIRECTOR OF SMITH              TRUSTEE OF SMITH                            BARNEY TELE-
BARNEY INVESTMENT              BARNEY PRINCIPAL                           COMMUNICATIONS
FUNDS INC. SINCE               RETURN FUND SINCE                           TRUST SINCE
-----------------              -----------------                         ----------------
      1994                           1988                                      1983
      1994                           1994                                      1983
      1981                           1986                                      1994
      1993                           1994                                      1994
      1992                           1986                                      1983
       N/A                           1995                                      N/A
      1994                           1988                                      1983

                     NOMINEES FOR ELECTION TO THE BOARD OF

                           SMITH BARNEY INCOME FUNDS

                                                                TRUSTEE OF SMITH
           NAME, AGE, PRINCIPAL OCCUPATION AND OTHER             BARNEY INCOME
           DIRECTORSHIPS DURING THE PAST FIVE YEARS               FUNDS SINCE
           -----------------------------------------            ----------------
Lee Abraham, age 69.                                                  1993
 Retired; formerly Chairman and Chief Executive Officer of
 Associated Merchandising Corporation, a major retail
 merchandising and sourcing organization; Director of Galey &
 Lord, an apparel manufacturer, Liz Claiborne, a specialty
 retailer, R.G. Barry Corp., a footwear manufacturer and Signet
 Group plc, a specialty retailer.
Allan J. Bloostein, age 67.                                           1985
 President of Allan J. Bloostein Associates, a consulting firm;
 Retired Vice Chairman and Director of The May Department
 Stores Company; Director of CVS Corporation, a drugstore
 chain, and Taubman Centers Inc., a real estate development
 company.
Richard E. Hanson, Jr., age 56.                                       1985
 Head of School, New Atlanta Jewish Community High School,
 since September 1996; formerly Headmaster, The Peck School,
 Morristown, New Jersey; prior to July 1, 1994, Headmaster,
 Lawrence Country Day School -- Woodmere Academy, Woodmere, New
 York.
*Heath B. McLendon, age 64.                                           1985
 Managing Director of Smith Barney; President and Director of
 Smith Barney Mutual Funds Management Inc. and Travelers
 Investment Adviser, Inc.; Chairman of Smith Barney Strategy
 Advisers Inc. Prior to July 1993, Senior Executive Vice
 President of Shearson Lehman Brothers Inc., Vice Chairman of
 Shearson Asset Management, Director of PanAgora Asset
 Management, Inc. and PanAgora Asset Management Limited.

                     NOMINEES FOR ELECTION TO THE BOARD OF

              SMITH BARNEY ADJUSTABLE RATE GOVERNMENT INCOME FUND

                                                               TRUSTEE OF SMITH
                                                               BARNEY ADJUSTABLE
          NAME, AGE, PRINCIPAL OCCUPATION AND OTHER             RATE GOVERNMENT
          DIRECTORSHIPS DURING THE PAST FIVE YEARS             INCOME FUND SINCE
          -----------------------------------------           ------------------
Allan J. Bloostein, age 67.                                          1992
 President of Allan J. Bloostein Associates, a consulting
 firm; Retired Vice Chairman and Director of The May
 Department Stores Company; Director of CVS Corporation, a
 drugstore chain, and Taubman Centers Inc., a real estate
 development company.
Martin Brody, age 76.                                                1992
 Consultant, HMK Associates, a financial consulting firm;
 Retired Vice Chairman of Restaurant Associates Corp.;
 Director of Jaclyn, Inc., an apparel design and
 manufacturing company.
Dwight B. Crane, age 59.                                             1992
 Professor, Harvard Business School.
Robert A. Frankel, age 70.                                           1994
 Managing Partner of Robert A. Frankel Management
 Consultants; Former Vice President of The Reader's Digest
 Association, Inc.
William R. Hutchinson, age 54.                                       1995
 Vice President, Financial Operations of AMOCO Corporation, a
 petroleum and chemical company; Director of Associated Bank and Associated Banc-Corp.
*Heath B. McLendon, age 64.                                          1992
 Managing Director of Smith Barney; President and Director of
 Smith Barney Mutual Funds Management Inc. and Travelers
 Investment Adviser, Inc.; Chairman of Smith Barney Strategy
 Advisers Inc. Prior to July 1993, Senior Executive Vice
 President of Shearson Lehman Brothers Inc., Vice Chairman of
 Shearson Asset Management, Director of PanAgora Asset
 Management, Inc. and PanAgora Asset Management Limited.

                     NOMINEES FOR ELECTION TO THE BOARD OF

                  SMITH BARNEY CONCERT ALLOCATION SERIES INC.

                                                               DIRECTOR OF SMITH
                                                                BARNEY CONCERT
          NAME, AGE, PRINCIPAL OCCUPATION AND OTHER            ALLOCATION SERIES
          DIRECTORSHIPS DURING THE PAST FIVE YEARS                INC. SINCE
          -----------------------------------------            -----------------
Walter E. Auch, Jr., age 75.                                         1995
 Consultant to companies in the financial services industry;
 Director of Pimco Advisers L.P., Brinson Partners, Nicholas-
 Applegate (each a registered investment advisor), Legend
 Properties, Banyan Strategic Realty Trust, Banyan Strategic
 Land Fund II (each a real estate investment firm), and
 Geotek Communications Inc., a wireless communications
 company.
Martin Brody, age 76.                                                1995
 Consultant, HMK Associates, a financial consulting firm;
 Retired Vice Chairman of the Board of Restaurant Associates
 Corp.; Director of Jaclyn, Inc., an apparel design and
 manufacturing company.
H. John Ellis, age 69.                                               1996
 Retired; Prior to 1992, Executive Vice President of the
 Consulting Services Division of Shearson Lehman Brothers,
 Inc.
Armon Kamesar, age 69.                                               1995
 Chairman of TEC, an international organization of Chief
 Executive Officers; Trustee, U.S. Bankruptcy Court.
Stephen E. Kaufman, Jr., age 65.                                     1995
 Attorney.
*Heath B. McLendon, age 64.                                          1995
 Managing Director of Smith Barney; President and Director of
 Smith Barney Mutual Funds Management Inc. and Travelers
 Investment Adviser, Inc.; Chairman of Smith Barney Strategy
 Advisers Inc. Prior to July 1993, Senior Executive Vice
 President of Shearson Lehman Brothers Inc., Vice Chairman of
 Shearson Asset Management, Director of PanAgora Asset
 Management, Inc. and PanAgora Asset Management Limited.

                     NOMINEES FOR ELECTION TO THE BOARD OF

                    SMITH BARNEY FUNDAMENTAL VALUE FUND INC.

                                                                DIRECTOR OF SMITH
                                                                      BARNEY
                                                                   FUNDAMENTAL
           NAME, AGE, PRINCIPAL OCCUPATION AND OTHER             VALUE FUND INC.
           DIRECTORSHIPS DURING THE PAST FIVE YEARS                   SINCE
           -----------------------------------------            -----------------
 Lloyd J. Andrews, age 76.                                            1981
  Private investor; Chairman Emeritus of Flow International, a manufacturer of waterjet systems.
 Robert M. Frayn, age 63.                                             1981
  President and Director of Book Publishing Company.
 Leon P. Gardner, age 69.                                             1984
  Private investor; Former Chairman of Fargo's Pizza Company.
 ***Howard J. Johnson, age 58.                                        1981
  Chief Executive Officer of Howard Johnson Company, a benefit and pension consulting firm; Director and Chairman of the
  Executive Committee of Northwestern Trust & Investors
  Advisory Company; Director of Shurgard Storage, Inc.
 David E. Maryatt, age 61.                                            1981
  President of ALS Co., a real estate management and
  development firm.
 *Heath B. McLendon, age 64.                                          1987
  Managing Director of Smith Barney; President and Director of
  Smith Barney Mutual Funds Management Inc. and Travelers
  Investment Adviser, Inc.; Chairman of Smith Barney Strategy
  Advisers Inc. Prior to July 1993, Senior Executive Vice
  President of Shearson Lehman Brothers Inc., Vice Chairman of
  Shearson Asset Management, Director of PanAgora Asset
  Management, Inc. and PanAgora Asset Management Limited.
 Frederick O. Paulsell, age 57.
  Principal of Olympic Capital Partners, an investment banking firm.
 Jerry A. Viscione, age 52.                                           1993
  Executive Vice President of Marquette University; Former Dean
  of Albers School of Business and Economics, Seattle
  University.
 Julie W. Weston, age 53.                                             1987
  Attorney.

-----------
***Mr. Johnson is an Interested Person by reason of his daughter being employed by Smith Barney Inc.

                     NOMINEES FOR ELECTION TO THE BOARDS OF

                 SMITH BARNEY DISCIPLINED SMALL CAP FUND, INC.
                            SMITH BARNEY FUNDS, INC.
                         SMITH BARNEY MONEY FUNDS, INC.
               SMITH BARNEY MUNICIPAL MONEY MARKET FUND, INC. AND
                            SMITH BARNEY MUNI FUNDS

                                                     DIRECTOR OF
                                                    SMITH BARNEY    DIRECTOR OF
                                                  DISCIPLINED SMALL SMITH BARNEY
NAME, AGE, PRINCIPAL OCCUPATION AND OTHER          CAP FUND, INC.   FUNDS, INC.
DIRECTORSHIPS DURING THE PAST FIVE YEARS                SINCE          SINCE
-----------------------------------------         ----------------- ------------
Donald R. Foley, age 74.                                1997            1987
 Retired; Former Vice President of Edwin Bird
 Wilson, Incorporated, an advertising agency.
Paul Hardin, age 65.                                    1997            1994
 Interim President of the University of Alabama
 at Birmingham; Professor of Law at University of
 North Carolina at Chapel Hill; a Director of The
 Summit Bancorporation; Former Chancellor of the
 University of North Carolina at Chapel Hill.
*Heath B. McLendon, age 64.                             1997            1995
 Managing Director of Smith Barney; President and
 Director of Smith Barney Mutual Funds Management
 Inc. and Travelers Investment Adviser, Inc.;
 Chairman of Smith Barney Strategy Advisers Inc.
 Prior to July 1993, Senior Executive Vice
 President of Shearson Lehman Brothers Inc., Vice
 Chairman of Shearson Asset Management, Director
 of PanAgora Asset Management, Inc. and PanAgora
 Asset Management Limited.
Roderick C. Rasmussen, age 71.                          1997            1981
 Investment Counselor; Former Vice President of
 Dresdner and Company Inc., investment
 counselors.
*Bruce D. Sargent, age 53.                              1997            1981
 Managing Director of Smith Barney and Vice
 President of Smith Barney Mutual Funds
 Management, Inc.
John P. Toolan, age 66.                                 1997            1992
 Retired; Former Director and Chairman of Smith
 Barney Trust Company, Director of Smith Barney
 Holdings Inc. and various subsidiaries; Senior
 Executive Vice President, Director and Member of
 the Executive Committee of Smith Barney;
 Director of John Hancock Funds.

                     NOMINEES FOR ELECTION TO THE BOARDS OF

                 SMITH BARNEY DISCIPLINED SMALL CAP FUND, INC.
                            SMITH BARNEY FUNDS, INC.
                         SMITH BARNEY MONEY FUNDS, INC.
               SMITH BARNEY MUNICIPAL MONEY MARKET FUND, INC. AND
                            SMITH BARNEY MUNI FUNDS

                                    DIRECTOR OF
   DIRECTOR OF                     SMITH BARNEY                                 TRUSTEE OF
  SMITH BARNEY                    MUNICIPAL MONEY                               SMITH BARNEY
MONEY FUNDS, INC.                MARKET FUND, INC.                              MUNI FUNDS
      SINCE                            SINCE                                       SINCE
-----------------                -----------------                             -------------
      1974                             1975                                        1985
      1994                             1994                                        1994
      1995                             1995                                        1995
      1982                             1982                                        1985
       N/A                              N/A                                         N/A
      1982                             1982                                        1985

                     NOMINEES FOR ELECTION TO THE BOARD OF
                          TRAVELERS SERIES FUND INC.

                                                                 DIRECTOR OF
          NAME, AGE, PRINCIPAL OCCUPATION AND OTHER            TRAVELERS SERIES
           DIRECTORSHIPS DURING THE PAST FIVE YEARS             FUND INC. SINCE
          -----------------------------------------            -----------------
Victor K. Atkins, age 75.                                            1994
 Retired; Former President of Lips Propellers, Inc., a ship
 propeller repair company
Abraham E. Cohen, age 61.                                            1996
 Consultant to MeesPierson, Inc., a Dutch investment bank;
 Consultant to and Director of Chugai Pharmaceutical Co. Ltd.;
 Director of Agouron Pharmaceuticals, Inc., Akzo Nobel N.V., a
 chemical company, Vasomedical, Inc., Teva Pharmaceutical
 Ind., Ltd., Neurobiological Technologies Inc., Vion
 Pharmaceuticals, Inc., BlueStone Capital Partners, LP and The
 Population Council, an international public interest
 organization.
Robert A. Frankel, age 70.                                           1994
 Managing Partner of Robert A. Frankel Management Consultants;
 Former Vice President of The Reader's Digest Association,
 Inc.
Rainer Greeven, age 60.                                              1994
 Attorney.
Susan M. Heilbron, age 52.                                           1994
 Attorney.
*Heath B. McLendon, age 64.                                          1995
 Managing Director of Smith Barney; President and Director of
 Smith Barney Mutual Funds Management Inc. and Travelers
 Investment Adviser, Inc.; Chairman of Smith Barney Strategy
 Advisers Inc. Prior to July 1993, Senior Executive Vice
 President of Shearson Lehman Brothers Inc., Vice Chairman of
 Shearson Asset Management, Director of PanAgora Asset
 Management, Inc. and PanAgora Asset Management Limited.
James M. Shuart, age 66.                                             1994
 President of Hofstra University; Director of European
 American Bank; Director of Long Island Tourism and Convention
 Commission; Director of Association of Colleges and
 Universities of the State of New York.

                                 REQUIRED VOTE

  Election of the listed nominees for Board members of a Fund must be approved by a Plurality Vote for all Funds other than Smith Barney Muni Funds, which requires approval by a majority of the votes cast at the Meeting with a quorum present.

  THE BOARD OF EACH FUND RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF NOMINEES TO THE BOARD.

PROPOSAL 2:

TO APPROVE OR DISAPPROVE THE RECLASSIFICATION, MODIFICATION AND/OR ELIMINATION OF CERTAIN FUNDAMENTAL INVESTMENT POLICIES

ALL FUNDS

  The 1940 Act requires a registered investment company, including each of the Funds, to have certain specific investment policies that can be changed only by a Majority Vote of the company's shareholders. Investment companies may also elect to designate other policies that may be changed only by a shareholder vote. Both types of policies are often referred to as "fundamental" policies. (In this joint proxy statement, the word "restriction" or "limitation" is sometimes used to describe a policy). Certain fundamental policies have been adopted in the past by the Funds to reflect certain regulatory, business or industry conditions that are no longer in effect. Accordingly, each Fund's Board authorized a review of the Fund's fundamental policies with the following goals: (i) to simplify, modernize and make consistent with those of other investment companies distributed by Smith Barney, the Funds' policies that are required to be fundamental, (ii) to reclassify as non-fundamental any policies that are not required to be fundamental under the 1940 Act or the positions of the staff of the SEC in interpreting the 1940 Act, in which case, depending on the circumstances, the policy would be either eliminated or adopted by the Board as a non-fundamental policy in the same or a modified form and (iii) to reclassify as non-fundamental or to eliminate certain policies previously required under state securities laws. Non-fundamental policies can be changed by the Board without shareholder approval, subject to compliance with applicable SEC disclosure requirements.

  This proposal seeks shareholder approval of changes that are intended to accomplish the foregoing goals. Shareholders of any particular Fund will be able to vote for or against or abstain from voting with respect to each of the proposed changes applicable to that Fund. The proposed changes to the fundamental policies are discussed in detail below. By reducing to a minimum those policies that can be changed only by a shareholder vote, each Fund should be able to avoid the costs and delay associated with a shareholder meeting and each Board believes that the Adviser's ability to manage the Fund's portfolio in a changing regulatory or investment environment will be enhanced. Accordingly, investment management opportunities generally will be increased. Before a Fund engages in any new investment policy, its Board must approve it.

  Generally, the Funds do not have precisely the same set of investment restrictions. The Funds often have specific restrictions that are substantially similar but not necessarily identical. Please refer to the policies as set forth in Exhibit D hereto, which includes the current text of the relevant Funds' fundamental investment restrictions. If a fundamental policy is proposed by the Board to be modified or made non-fundamental, the text of the proposed revision is supplied in the discussion below.

  The percentage limitations contained in the restrictions described herein apply at the time of purchases of portfolio securities.

  If these investment policy changes are approved by shareholders at the meeting, each Fund's Prospectus and Statement of Additional Information will be amended or supplemented in order to reflect the elimination, amendment and/or reclassification of the investment policies. Shareholders will be notified by the Fund of any future investment policy changes, either in the Fund's Prospectus or Statement of Additional Information, which are updated at least annually, or in other Fund correspondence.

  In this Proposal 2, references to a "Fund" refer to a registered investment company or a series thereof, as the case may be.

A.SMITH BARNEY ADJUSTABLE RATE GOVERNMENT INCOME FUND
  SMITH BARNEY AGGRESSIVE GROWTH FUND INC.
  SMITH BARNEY APPRECIATION FUND INC.
  SMITH BARNEY ARIZONA MUNICIPALS FUND INC.
  SMITH BARNEY DISCIPLINED SMALL CAP FUND, INC.
  SMITH BARNEY FUNDAMENTAL VALUE FUND INC.
  SMITH BARNEY FUNDS, INC. (ALL SERIES)
  SMITH BARNEY INCOME FUNDS (ALL SERIES)
  SMITH BARNEY INVESTMENT FUNDS INC. (ALL SERIES)
  SMITH BARNEY INVESTMENT TRUST (SMITH BARNEY LARGE CAPITALIZATION GROWTH
    FUND ONLY)
  SMITH BARNEY MANAGED GOVERNMENTS FUND INC.
  SMITH BARNEY MANAGED MUNICIPALS FUND INC.
  SMITH BARNEY MONEY FUNDS, INC. (ALL SERIES)
  SMITH BARNEY MUNICIPAL MONEY MARKET FUND, INC.
  SMITH BARNEY MUNI FUNDS (LIMITED TERM PORTFOLIO AND NATIONAL PORTFOLIO
    ONLY)
  SMITH BARNEY NATURAL RESOURCES FUND INC.
  SMITH BARNEY PRINCIPAL RETURN FUND (ALL SERIES)
  GREENWICH STREET SERIES FUND (ALL SERIES)
  TRAVELERS SERIES FUND INC. (ALLIANCE GROWTH PORTFOLIO, VAN KAMPEN AMERICAN
    CAPITAL ENTERPRISE PORTFOLIO, PUTNAM DIVERSIFIED INCOME PORTFOLIO, SMITH BARNEY HIGH INCOME PORTFOLIO, SMITH BARNEY INCOME AND GROWTH PORTFOLIO, SMITH BARNEY INTERNATIONAL EQUITY PORTFOLIO, SMITH BARNEY MONEY MARKET PORTFOLIO, SMITH BARNEY PACIFIC BASIN PORTFOLIO AND TBC MANAGED INCOME PORTFOLIO ONLY)

MODIFICATION OF EACH FUND'S FUNDAMENTAL POLICY RELATING TO DIVERSIFICATION

  Under the 1940 Act, a "diversified" fund is permitted to invest, with respect to 75% of its assets, up to 5% of its assets in one issuer, provided that the investment represents less than 10% of the issuer's voting securities. A number of these Funds initially adopted more restrictive fundamental limitations of 5% per issuer with respect to 100% of Fund assets. Several Funds' fundamental policies similarly apply the 10% limitation on voting securities to 100% of its assets, in some cases applying this limitation to "any class of securities" of an issuer. Further, Smith Barney Income Fund's fundamental policies prohibit some of its Series from purchasing more than 10% of the "outstanding debt securities" of any one issuer. The Board of each of these Funds believes that these restrictions should be standardized and conformed to the statutory definition of diversification under the 1940 Act in order to enhance the Fund's ability to pursue its investment objective by investing a larger but still limited amount of its assets in a single issuer. If approved by shareholders, the Fund's new policy on diversification will permit the Fund to invest, with respect to 25% of its assets, more than 5% of its assets in an issuer. Notwithstanding the proposal, Smith Barney Money Funds, Inc. and Smith Barney Municipal Money Market Fund, Inc. will, in accordance with the requirements of the rules adopted under the 1940 Act with respect to money market funds, continue to be managed so as to be 100% diversified.

  This Proposal will increase the amount of assets of some Funds that may be invested in the securities of any one issuer, and with respect to other Funds, this Proposal will eliminate the restriction against holding more than 10% of any "class" of an issuer's securities. To the extent that the Fund invests a greater proportion of its assets in a single issuer, it will be subject to a correspondingly greater degree of risk associated with that investment. Please refer to Appendix D to compare your Fund's current investment policy with the one proposed below. For your convenience, a table of contents has been inserted at the beginning of Appendix D which will refer you to the page on which your Fund's current policies are set forth. Set forth below is each Fund's policy on diversification, as proposed to be modified:

ALL SERIES EXCEPT VAN KAMPEN AMERICAN CAPITAL ENTERPRISE PORTFOLIO:

    [The Fund will not] invest in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

VAN KAMPEN AMERICAN CAPITAL ENTERPRISE PORTFOLIO ONLY:

  Van Kampen American Capital Enterprise Portfolio, like other funds advised by Van Kampen American Capital Asset Management Inc., currently has a fundamental investment restriction which provides that the limitations imposed by this fundamental policy should not apply to the acquisition of shares of other open-end investment companies to the extent permitted by rule or order of the SEC exempting the Portfolio from the limitations imposed by Section 12(d)(1) of the 1940 Act. Its policy as proposed to be adopted below is, therefore, different from all other Funds:

    [The Fund will not] invest in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder taking into account any rule or order of the SEC exempting the Portfolio from the limitation imposed by Section 12(d)(1) of the 1940 Act.

B.SMITH BARNEY ADJUSTABLE RATE GOVERNMENT INCOME FUND
  SMITH BARNEY AGGRESSIVE GROWTH FUND INC.
  SMITH BARNEY APPRECIATION FUND INC.
  SMITH BARNEY ARIZONA MUNICIPALS FUND INC.
  SMITH BARNEY CALIFORNIA MUNICIPALS FUND INC.
  SMITH BARNEY CONCERT ALLOCATION SERIES INC.
  SMITH BARNEY DISCIPLINED SMALL CAP FUND, INC.
  SMITH BARNEY FUNDS, INC. (ALL SERIES)
  SMITH BARNEY MANAGED GOVERNMENTS FUND INC.
  SMITH BARNEY MANAGED MUNICIPALS FUND INC.
  SMITH BARNEY MASSACHUSETTS MUNICIPALS FUND
  SMITH BARNEY MONEY FUNDS, INC. (ALL SERIES)
  SMITH BARNEY MUNICIPAL MONEY MARKET FUND, INC.
  SMITH BARNEY MUNI FUNDS (ALL SERIES)
  SMITH BARNEY NATURAL RESOURCES FUND INC.
  SMITH BARNEY NEW JERSEY MUNICIPALS FUND INC.
  SMITH BARNEY OREGON MUNICIPALS FUND
  SMITH BARNEY TELECOMMUNICATIONS TRUST
  GREENWICH STREET SERIES FUND (ALL SERIES)
  TRAVELERS SERIES FUND INC. (ALLIANCE GROWTH PORTFOLIO, VAN KAMPEN AMERICAN
    CAPITAL ENTERPRISE PORTFOLIO, MFS TOTAL RETURN PORTFOLIO, PUTNAM DIVERSIFIED INCOME PORTFOLIO, SMITH BARNEY HIGH INCOME PORTFOLIO, SMITH BARNEY INCOME AND GROWTH PORTFOLIO, SMITH BARNEY INTERNATIONAL EQUITY PORTFOLIO, SMITH BARNEY MONEY MARKET PORTFOLIO AND SMITH BARNEY PACIFIC BASIN PORTFOLIO ONLY)

  MODIFICATION OF EACH FUND'S FUNDAMENTAL POLICY REGARDING ISSUANCE OF SENIOR SECURITIES

  Although the definition of a "senior security" involves complex statutory and regulatory concepts, a senior security is generally thought of as an obligation of a fund which has a claim to the fund's assets or earnings that takes precedence over the claims of the fund's shareholders. The 1940 Act generally prohibits mutual funds from issuing senior securities; however, mutual funds are permitted to engage in certain types of transactions that might be considered "senior securities" as long as certain conditions are satisfied. For example, a transaction which obligates a fund to pay money at a future date (e.g., the purchase of securities to be settled on a date that is further away than the normal settlement period) may be considered a "senior security." A mutual fund is permitted to enter into this type of transaction if it maintains a segregated account containing liquid securities in value equal to its obligation to pay cash for the securities at a future date. The Funds utilize transactions that may be considered to give rise to "senior securities" only in accordance with applicable regulatory requirements under the 1940 Act.

  The primary purpose of the proposal is to revise each Fund's fundamental limitation with respect to senior securities to conform to a limitation that is expected to become the standard for all Smith Barney Funds. If the proposal is approved, the new fundamental senior securities limitation cannot be changed without a vote of a Fund's shareholders.

  Adoption of the proposed limitation on senior securities is not expected to affect the way in which a Fund is managed, the investment performance of any Fund, or the securities or instruments in which a Fund invests. None of the Funds is currently engaged in issuing senior securities, except with the protections afforded by segregated accounts, and the Funds have no current intention to begin issuing senior securities. The proposed limitation would recognize that Funds may issue such securities only to the extent permitted under the 1940 Act. To the extent a Fund becomes involved in such securities trading practices, the Board of each Fund will carefully review the Fund's disclosure of its participation and the risks of loss to the Fund and its shareholders which may result from such trading practices. The Board will further determine whether such trading practices are consistent with the Fund's investment policies.

  Set forth below is the policy on issuance of senior securities, as proposed to be modified:

    [The Fund will not] issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

C.SMITH BARNEY ADJUSTABLE RATE GOVERNMENT INCOME FUND
  SMITH BARNEY AGGRESSIVE GROWTH FUND INC.
  SMITH BARNEY DISCIPLINED SMALL CAP FUND, INC.
  SMITH BARNEY FUNDS, INC. (EQUITY INCOME PORTFOLIO ONLY)
  SMITH BARNEY INCOME FUNDS (SMITH BARNEY CONVERTIBLE FUND, SMITH BARNEY
    DIVERSIFIED STRATEGIC INCOME FUND, SMITH BARNEY HIGH INCOME FUND, SMITH BARNEY PREMIUM TOTAL RETURN FUND AND SMITH BARNEY TAX-EXEMPT INCOME FUND
    ONLY)
  SMITH BARNEY INVESTMENT FUNDS INC. (ALL SERIES)
  SMITH BARNEY INVESTMENT TRUST (ALL SERIES)
  SMITH BARNEY MUNI FUNDS (ALL SERIES)
  SMITH BARNEY PRINCIPAL RETURN FUND (ALL SERIES)
  GREENWICH STREET SERIES FUND (APPRECIATION PORTFOLIO, DIVERSIFIED
    STRATEGIC INCOME PORTFOLIO, EMERGING GROWTH PORTFOLIO, EQUITY INDEX PORTFOLIO, GROWTH & INCOME PORTFOLIO, INTERMEDIATE HIGH GRADE PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO AND TOTAL RETURN PORTFOLIO ONLY)

  TRAVELERS SERIES FUND INC. (AIM CAPITAL APPRECIATION PORTFOLIO, SMITH
    BARNEY HIGH INCOME PORTFOLIO, SMITH BARNEY INCOME AND GROWTH PORTFOLIO, SMITH BARNEY INTERNATIONAL EQUITY PORTFOLIO AND SMITH BARNEY PACIFIC BASIN PORTFOLIO ONLY)

  MODIFICATION OF EACH FUND'S FUNDAMENTAL POLICY REGARDING INDUSTRY
  CONCENTRATION

  Each of these Funds has a fundamental policy that prohibits the Fund from concentrating its investments in any one industry. The language of the Funds' policies, however, varies widely. It is proposed that these policies be standardized and made more flexible. The modified policies will not involve any change in the manner in which each Fund's assets are currently managed. Set forth below is each Fund's policy on industry concentration, as proposed to be modified:

    [The Fund will not] invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

D.SMITH BARNEY ADJUSTABLE RATE GOVERNMENT INCOME FUND
  SMITH BARNEY AGGRESSIVE GROWTH FUND INC.
  SMITH BARNEY APPRECIATION FUND INC.
  SMITH BARNEY ARIZONA MUNICIPALS FUND INC.
  SMITH BARNEY CALIFORNIA MUNICIPALS FUND INC.
  SMITH BARNEY CONCERT ALLOCATION SERIES INC. (ALL SERIES)
  SMITH BARNEY DISCIPLINED SMALL CAP FUND, INC.
  SMITH BARNEY FUNDAMENTAL VALUE FUND INC.
  SMITH BARNEY FUNDS, INC. (ALL SERIES)
  SMITH BARNEY INCOME FUNDS (ALL SERIES)
  SMITH BARNEY INVESTMENT FUNDS INC. (SMITH BARNEY GROWTH OPPORTUNITY FUND,
    SMITH BARNEY INVESTMENT GRADE BOND FUND, SMITH BARNEY MANAGED GROWTH FUND AND SMITH BARNEY SPECIAL EQUITIES FUND ONLY)
  SMITH BARNEY INVESTMENT TRUST (ALL SERIES)
  SMITH BARNEY MANAGED GOVERNMENTS FUND INC.
  SMITH BARNEY MANAGED MUNICIPALS FUND INC.
  SMITH BARNEY MASSACHUSETTS MUNICIPALS FUND
  SMITH BARNEY MONEY FUNDS, INC. (ALL SERIES)
  SMITH BARNEY MUNICIPAL MONEY MARKET FUND, INC.
  SMITH BARNEY MUNI FUNDS (ALL SERIES)
  SMITH BARNEY NATURAL RESOURCES FUND INC.
  SMITH BARNEY NEW JERSEY MUNICIPALS FUND INC.

  SMITH BARNEY OREGON MUNICIPALS FUND
  SMITH BARNEY PRINCIPAL RETURN FUND (ALL SERIES)
  SMITH BARNEY TELECOMMUNICATIONS TRUST
  GREENWICH STREET SERIES FUND (ALL SERIES)
  TRAVELERS SERIES FUND INC. (ALLIANCE GROWTH PORTFOLIO, VAN KAMPEN AMERICAN
    CAPITAL ENTERPRISE PORTFOLIO, MFS TOTAL RETURN PORTFOLIO, PUTNAM DIVERSIFIED INCOME PORTFOLIO, SMITH BARNEY HIGH INCOME PORTFOLIO, SMITH BARNEY INCOME AND GROWTH PORTFOLIO, SMITH BARNEY INTERNATIONAL EQUITY PORTFOLIO, SMITH BARNEY MONEY MARKET PORTFOLIO, SMITH BARNEY PACIFIC BASIN PORTFOLIO AND TBC MANAGED INCOME PORTFOLIO ONLY)

  MODIFICATION OF EACH FUND'S FUNDAMENTAL POLICY REGARDING BORROWING

  Every Fund is required to have a fundamental policy with respect to borrowing and each Fund, except the Smith Barney International Equity and Smith Barney Pacific Basin Portfolios of Travelers Series Fund Inc., is presently prohibited from borrowing, except as borrowings may be necessary for temporary or emergency purposes (such as meeting redemption requests that might otherwise require the untimely disposition of securities). Certain Funds had limited their permissible borrowings to amounts not in excess of a specified amount, such as 10% or 33 -1/3% of the Fund's total assets, and, in some cases, except as engaging in certain investment strategies may be considered borrowings. The language of these policies, however, varies widely from Fund to Fund. It is therefore proposed that this language be simplified and standardized. In addition, the Funds that do not already have specific authority are proposed to be granted authority to engage in reverse repurchase agreements and forward roll transactions, practices that may be deemed to involve borrowing and are frequently authorized for use by sophisticated institutional asset managers.

  Under a reverse repurchase agreement, a Fund would sell securities and agree to repurchase them at a mutually agreed date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or liquid securities having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of the securities may decline prior to the repurchase date. The cash proceeds of the sales may be invested in securities or other instruments. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

  A Fund also may enter into forward roll transactions, in which the Fund sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund would forego principal and interest paid on such securities. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale.

  If a Fund borrows and uses the proceeds to make additional investments, income and appreciation from such investments will improve its performance if they exceed the associated borrowing costs but impair its performance if they are less than such borrowing costs. This speculative factor is known as "leverage". These Funds have chosen not to borrow money for leveraging purposes. The policies of certain Funds currently provide that whenever borrowings other than repurchase agreements and forward roll transactions exceed 5% of the value of the Fund's total assets, the Fund will not make additional investments. While the 1940 Act and the rules thereunder do not require such a policy, and the Funds do not propose to include language to this effect in their fundamental restrictions, the Board of each Fund has determined that its assets should be managed in accordance with such a policy. Set forth below is each such Fund's policy on borrowing, as proposed to be modified or adopted:

  ALL FUNDS EXCEPT SMITH BARNEY INTERNATIONAL EQUITY AND SMITH BARNEY PACIFIC BASIN PORTFOLIOS:

    [The Fund will not] borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in
  (a) and (b), the Fund will be limited so that no more than 33 -1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

  SMITH BARNEY INTERNATIONAL EQUITY AND SMITH BARNEY PACIFIC BASIN PORTFOLIOS ONLY:

  These Funds may engage in leveraging. As the Prospectus of each of these Funds describes, leverage creates an opportunity for increased returns to shareholders of a Fund, but at the same time, it creates special risk considerations. For example, leverage may exaggerate changes in the net asset value of a Fund's shares and in the Fund's yield. Although the principal or stated value of such borrowings will be fixed, Fund assets may change in value during the time the borrowing is outstanding. Leverage will create interest or dividend expenses for a Fund which can exceed the income from the assets retained. To the extent the income or other gain derived from securities purchased with borrowed funds exceeds the interest and other charges the Fund will have to pay in respect thereof, the Fund's net income or other gain will be greater than if leverage had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover the cost of leverage, the net income or other gain of the Fund will be less than if leverage had not been used. If the amount of income from the incremental securities is insufficient to cover the cost of borrowing, securities might have to be liquidated to obtain required funds. Depending on market or other conditions, such liquidations could be disadvantageous to a Fund. The fundamental policy limitation on borrowing as proposed to be adopted by Smith Barney International Equity and Smith Barney Pacific Basin Portfolios maintains the ability to leverage.

    [The Fund will not] borrow money, except that (a) the Fund may borrow from banks under circumstances where the Fund's Adviser reasonably believes that (i) the cost of borrowing and related expenses will be exceeded by the Fund's return from investments of the proceeds of the borrowing in portfolio securities, or (ii) the meeting of redemption requests might otherwise require the untimely disposition of securities, in an amount not exceeding 33 -1/3% of the value of the Fund's total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques.

E.SMITH BARNEY ADJUSTABLE RATE GOVERNMENT INCOME FUND
  SMITH BARNEY DISCIPLINED SMALL CAP FUND, INC.
  SMITH BARNEY FUNDS, INC. (ALL SERIES)
  SMITH BARNEY INCOME FUNDS (ALL SERIES)
  SMITH BARNEY INVESTMENT TRUST (ALL SERIES)
  SMITH BARNEY MONEY FUNDS, INC. (ALL SERIES)
  SMITH BARNEY MUNICIPAL MONEY MARKET FUND, INC.
  SMITH BARNEY MUNI FUNDS (ALL SERIES)
  GREENWICH STREET SERIES FUND (ALL SERIES)
  TRAVELERS SERIES FUND INC. (VAN KAMPEN AMERICAN CAPITAL ENTERPRISE
    PORTFOLIO, GT GLOBAL STRATEGIC INCOME PORTFOLIO, PUTNAM DIVERSIFIED INCOME PORTFOLIO, SMITH BARNEY INCOME AND GROWTH PORTFOLIO, SMITH BARNEY INTERNATIONAL EQUITY PORTFOLIO, SMITH BARNEY MONEY MARKET PORTFOLIO AND SMITH BARNEY PACIFIC BASIN PORTFOLIO ONLY)

  ELIMINATION OF EACH FUND'S FUNDAMENTAL POLICY RESTRICTING ITS ABILITY TO PLEDGE ASSETS

  The Board of each of these Funds has approved, subject to shareholder approval, the elimination of fundamental policies restricting the Fund's ability to pledge its assets to other parties. The elimination of the Fund's fundamental investment limitations regarding pledging assets would remove all restrictions on the ability of each Fund to pledge, mortgage, hypothecate or otherwise encumber its assets, except for those restrictions imposed by or under the 1940 Act, and would leave the imposition of any further limits on the Fund's pledging activities to the sole discretion of the Board, subject to applicable SEC disclosure requirements.

  A Fund's current fundamental investment limitations on pledging assets may conflict with its ability to engage in permitted borrowings, purchase securities on a when-issued or delayed delivery basis, lend portfolio securities, enter into escrow arrangements in connection with writing options, enter into collateral arrangements in connection with investments involving futures contracts and options thereon and possibly to engage in other investments and arrangements that may develop in the future. Each Board has approved the elimination of the Fund's fundamental investment limitations restricting pledging of assets to avoid these potential conflicts and to secure greater flexibility for the future.

  The potential conflict between a Fund's pledging and borrowing limitations, for instance, arises because banks generally require borrowers such as a Fund to pledge assets in order to collateralize the amount borrowed. The Funds currently are permitted to borrow from banks for temporary or emergency purposes in limited amounts that vary from Fund to Fund and, in most cases, to pledge assets to secure permitted borrowings. Loan agreements between investment companies and banks generally require collateral or provide that the bank may, at its option, require collateral for future outstanding loans. The amount of required collateral, however, generally exceeds the principal amount of the loan. Therefore, the limitation on the amount of portfolio securities that a Fund is permitted to pledge effectively reduces the maximum borrowing ability of such Fund to below the amount it is permitted to borrow. Each Board believes that the pledging limitations should be eliminated to ensure that the Fund's flexibility to consider borrowing money temporarily as a means of raising cash is not limited by restrictions in its ability to pledge assets. The pledging of assets may, however, limit some flexibility that a portfolio manager has to engage in transactions involving Fund assets or to meet extraordinary redemptions if, at the same time, the loans for which the assets are pledged remain outstanding.

F.SMITH BARNEY ADJUSTABLE RATE GOVERNMENT INCOME FUND
  SMITH BARNEY CONCERT ALLOCATION SERIES INC. (ALL SERIES)
  SMITH BARNEY DISCIPLINED SMALL CAP FUND, INC.
  SMITH BARNEY FUNDAMENTAL VALUE FUND INC.
  SMITH BARNEY FUNDS, INC. (ALL SERIES)
  SMITH BARNEY INVESTMENT TRUST (ALL SERIES)
  SMITH BARNEY MONEY FUNDS, INC. (ALL SERIES)
  SMITH BARNEY MUNICIPAL MONEY MARKET FUND, INC.
  SMITH BARNEY MUNI FUNDS (ALL SERIES)
  GREENWICH STREET SERIES FUND (ALL SERIES)
  TRAVELERS SERIES FUND INC. (ALL SERIES)

  MODIFICATION OF EACH FUND'S FUNDAMENTAL POLICY REGARDING LENDING BY THE
  FUND

  Each of these Funds has or is required to have a fundamental policy prohibiting the Fund from lending its assets to other persons, or limiting its authority to lend assets, except that certain Funds may variously engage in loans of their portfolio securities, enter into repurchase agreements and purchase debt instruments. The language of these policies is proposed to be standardized and clarified.

  If this proposal is approved by shareholders, each Fund may lend portfolio securities to well-known and recognized U.S. and foreign brokers, dealers and banks. These loans, if and when made, would not exceed 33 -1/3% of the value of a Fund's total assets. A Fund will not lend securities to Smith Barney or its affiliates, unless the Fund has applied for and received specific authority to do so from the SEC. A Fund's loan of securities will be collateralized as required by the SEC, by cash, letters of credit or U.S. government securities. The cash or instruments collateralizing a Fund's loan of securities will be maintained at all times in a segregated account with the Fund's custodian, or with a designated sub-custodian, in an amount at least equal to the current market value of the loaned securities. From time to time, a Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and is acting as a "finder" (unless the SEC permits affiliated persons to serve as "finders"). Whenever a Fund loans securities, it will comply with conditions established by the SEC, which conditions currently include: (1) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Fund must terminate the loan and regain the right to vote the securities. In lending securities to U.S. and foreign brokers, dealers and banks, the Fund will be subject to risks, which, like those associated with other extensions of credit, include possible loss of rights in the collateral should the borrower fail financially.

  The practice of lending securities is expected to generate income for the Funds. The Adviser for each Fund is responsible for assuring that this practice will not effect adversely a Fund's ability to meet its investment objective, including an objective of growth or capital appreciation.

  Set forth below is the policy on lending, as proposed to be modified:

    [The Fund will not] make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities.

G.SMITH BARNEY ADJUSTABLE RATE GOVERNMENT INCOME FUND
  SMITH BARNEY CONCERT ALLOCATION SERIES INC. (ALL SERIES)
  SMITH BARNEY DISCIPLINED SMALL CAP FUND, INC.
  SMITH BARNEY FUNDS, INC. (ALL SERIES)
  SMITH BARNEY INVESTMENT FUNDS INC. (ALL SERIES)
  SMITH BARNEY INVESTMENT TRUST (ALL SERIES)
  SMITH BARNEY MONEY FUNDS, INC. (ALL SERIES)
  SMITH BARNEY MUNICIPAL MONEY MARKET FUND, INC.
  SMITH BARNEY MUNI FUNDS (ALL SERIES)
  GREENWICH STREET SERIES FUND (ALL SERIES)
  TRAVELERS SERIES FUND INC. (ALL SERIES)

  MODIFICATION OF EACH FUND'S FUNDAMENTAL POLICY REGARDING THE UNDERWRITING OF SECURITIES OF OTHER ISSUERS

  Each of these Funds has or is required to have a policy regarding the Fund acting as an underwriter of securities. The language of the Funds' policies, however, varies widely. Some Funds combine this policy with the Funds' policy regarding restricted securities. The policy respecting restricted securities is now proposed to be adopted as a separate policy and is discussed below under sub-paragraph J. This policy is proposed to be standardized and clarified, but not changed in any material way. The modification will clarify that the Fund will not be deemed to be an underwriter by reason of disposing of portfolio securities. The modification will not involve any change in the manner in which the Fund is currently managed.

  Set forth below is each Fund's policy on underwriting, as proposed to be modified:

    [The Fund will not] engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

H.SMITH BARNEY ADJUSTABLE RATE GOVERNMENT INCOME FUND
  SMITH BARNEY AGGRESSIVE GROWTH FUND INC.
  SMITH BARNEY APPRECIATION FUND INC.
  SMITH BARNEY ARIZONA MUNICIPALS FUND INC.
  SMITH BARNEY CALIFORNIA MUNICIPALS FUND INC.
  SMITH BARNEY DISCIPLINED SMALL CAP FUND, INC.
  SMITH BARNEY FUNDAMENTAL VALUE FUND INC.
  SMITH BARNEY FUNDS, INC. (ALL SERIES)

  SMITH BARNEY INCOME FUNDS (SMITH BARNEY CONVERTIBLE FUND, SMITH BARNEY
    DIVERSIFIED STRATEGIC INCOME FUND, SMITH BARNEY EXCHANGE RESERVE FUND, SMITH BARNEY HIGH INCOME FUND, SMITH BARNEY PREMIUM TOTAL RETURN FUND AND SMITH BARNEY TAX-EXEMPT INCOME FUND ONLY)
  SMITH BARNEY INVESTMENT FUNDS INC. (ALL SERIES)
  SMITH BARNEY INVESTMENT TRUST (ALL SERIES)
  SMITH BARNEY MANAGED GOVERNMENTS FUND INC.
  SMITH BARNEY MANAGED MUNICIPALS FUND INC.
  SMITH BARNEY MASSACHUSETTS MUNICIPALS FUND INC.
  SMITH BARNEY MONEY FUNDS, INC. (ALL SERIES)
  SMITH BARNEY MUNICIPAL MONEY MARKET FUND, INC.
  SMITH BARNEY MUNI FUNDS (ALL SERIES)
  SMITH BARNEY NATURAL RESOURCES FUND INC.
  SMITH BARNEY NEW JERSEY MUNICIPALS FUND INC.
  SMITH BARNEY OREGON MUNICIPALS FUND
  GREENWICH STREET SERIES FUND (ALL SERIES)
  TRAVELERS SERIES FUND INC. (GT GLOBAL STRATEGIC INCOME PORTFOLIO, PUTNAM
    DIVERSIFIED INCOME PORTFOLIO, SMITH BARNEY HIGH INCOME PORTFOLIO AND TBC MANAGED INCOME PORTFOLIO ONLY)

  RECLASSIFICATION AS NON-FUNDAMENTAL AND MODIFICATION OF EACH FUND'S FUNDAMENTAL POLICY REGARDING THE PURCHASE OF SECURITIES ON MARGIN AND THE SHORT SALE OF SECURITIES

  Each of these Funds has a fundamental policy that prohibits the Fund from purchasing securities on margin and making short sales. The Board of each Fund recommends that shareholders vote to eliminate these fundamental investment limitations and replace them with the standard non-fundamental policy set forth below. The policy, as proposed, would give each Fund's Board greater flexibility in its ability to respond to the availability of new instruments and strategies.

  Margin purchases involve the purchase of securities with money borrowed from a broker. Each Fund's current fundamental policy prohibits the Fund from purchasing securities on margin, except to obtain short-term credits as may be necessary for the clearance of transactions and for initial and variation margin payments made in connection with the purchase and sale of futures contracts and options on futures contracts or related options. With these exceptions, mutual funds are unable to enter into most types of margin transactions under applicable SEC regulations. As a result, elimination of each Fund's fundamental limitation on margin transactions is unlikely to affect the Fund's investment strategies at this time. However, in the event of a change in the applicable federal regulatory requirements, the Funds may alter their investment practices in the future.

  Each Fund's current fundamental policy prohibits the making of short sales, except short sales "against the box." As used in this context, a short sale "against the box" means a short sale where the Fund owns the securities sold short or, by virtue of its ownership of other securities, the Fund has the right to obtain securities equivalent in kind and amount to the securities sold. The proposed non-fundamental limitation includes this exception. As with margin transactions, the Board of each Fund does not anticipate that elimination of the fundamental policy on short sales will affect the Fund's investment strategies at this time.

  While certain Funds have a separate fundamental policy regarding the purchase of securities on margin and making short sales, others combine these policies into one global policy. The policy as proposed to be adopted below eliminates these differences and combines the two investment policies into a global one:

    [The Fund will not] purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the Fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

I.SMITH BARNEY ADJUSTABLE RATE GOVERNMENT INCOME FUND
SMITH BARNEY AGGRESSIVE GROWTH FUND INC.
  SMITH BARNEY APPRECIATION FUND INC.
  SMITH BARNEY ARIZONA MUNICIPALS FUND INC.
  SMITH BARNEY CALIFORNIA MUNICIPALS FUND INC.
  SMITH BARNEY CONCERT ALLOCATION SERIES INC.
  SMITH BARNEY DISCIPLINED SMALL CAP FUND, INC.
  SMITH BARNEY FUNDAMENTAL VALUE FUND INC.
  SMITH BARNEY FUNDS, INC. (EQUITY INCOME PORTFOLIO AND SHORT TERM U.S.
    TREASURY SECURITIES PORTFOLIO ONLY)
  SMITH BARNEY INCOME FUNDS (ALL SERIES)
  SMITH BARNEY INVESTMENT FUNDS INC. (ALL SERIES)
  SMITH BARNEY INVESTMENT TRUST (ALL SERIES)
  SMITH BARNEY MONEY FUNDS, INC. (ALL SERIES)
  SMITH BARNEY MUNICIPAL MONEY MARKET FUND, INC.
  SMITH BARNEY MUNI FUNDS (ALL SERIES)
  SMITH BARNEY NATURAL RESOURCES FUND INC.
  SMITH BARNEY OREGON MUNICIPALS FUND
  SMITH BARNEY PRINCIPAL RETURN FUND (ALL SERIES)
  SMITH BARNEY TELECOMMUNICATIONS TRUST
  GREENWICH STREET SERIES FUND (ALL SERIES)
  TRAVELERS SERIES FUND INC. (ALL SERIES)

  MODIFICATION OF EACH FUND'S FUNDAMENTAL POLICY REGARDING THE FUND'S PURCHASE OR SALE OF REAL

  ESTATE, REAL ESTATE LIMITED PARTNERSHIP INTERESTS OR COMMODITIES

  Each of these Funds has or is required to have a policy with respect to investments in real estate, which may or may not contain a restriction against investments in real estate limited partnership interests and in commodities contracts. If approved by shareholders, these restrictions would be amended to permit the Fund to invest in securities of companies that deal in mortgages and real estate and securities secured by real estate and interests therein. In addition, the modified restriction reserves for the Fund the freedom of action to hold and sell real estate acquired as a result of the Fund's ownership of securities. For example, this modified policy would allow the Fund to dispose of real estate in the event that it acquired real estate as the result of a default on securities it holds.

  The modified policy would also permit, without further action by shareholders, the Fund to purchase and sell futures contracts and options thereon. Under the modified policy, Smith Barney Natural Resources Fund Inc. would retain its authority to invest in gold bullion and coins or receipts for gold.

  Although no Fund has any current intention of expanding the range of instruments it is currently permitted to purchase, the modification of this policy would permit a Fund greater flexibility to respond to market and other developments. Any future change in the Fund's manner of investing or the instruments it may purchase would require Board approval and appropriate disclosure to shareholders.

  The proposed modification also permits the Funds (other than Smith Barney Money Funds, Inc.) to invest in real estate investment trust securities. Although this modification is not expected to involve any change in the manner in which a Fund's assets are currently invested, the proposed limitation seeks to avoid ambiguity by making it explicit that the Funds (other than Smith Barney Money Funds, Inc. which has a fundamental policy prohibiting it from investing in such securities) may, to the extent consistent with their outlook on the market, invest in real estate investment trust securities.

  To the extent that the Funds invest in real estate related securities, the Funds' performance will be subject to the risks of the real estate market. This industry is sensitive to factors such as real estate values and property taxes, overbuilding, variations in rental income, and interest rates. Performance could also be affected by the structure, cash flow and management skill of real estate companies.

  Set forth below are the Funds' policies regarding the purchase or sale of real estate or commodities, as proposed to be modified or adopted:

  ALL FUNDS EXCEPT SMITH BARNEY NATURAL RESOURCES FUND INC. AND SMITH BARNEY MONEY FUNDS, INC.:

    [The Fund will not] purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the Fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Funds' investment objective and policies); or (d) investing in real estate investment trust securities.

  SMITH BARNEY NATURAL RESOURCES FUND INC. ONLY:

  Smith Barney Natural Resources Fund Inc. currently has an exception to its fundamental restriction on purchasing or selling commodities allowing the Fund to invest in gold bullion and coins or receipts of gold. The policy as proposed to be adopted below preserves that ability.

    [The Fund will not] purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the Fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Funds' investment objective and policies); (d) investing in real estate investment trust securities; or (e) investing in gold bullion and coins or receipts for gold.

  SMITH BARNEY MONEY FUNDS, INC. ONLY:

  The policy of Smith Barney Money Funds Inc. currently prohibits the Fund from investing in real estate investment trusts and trading in futures contracts and options on futures contracts. The policy as proposed to be adopted below maintains those restrictions and therefore differs from the policies proposed above with respect to others.

    [The Fund will not] purchase or sell real estate, real estate mortgages, real estate investment trust securities, commodities or commodity contracts, but this restriction shall not prevent the Fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein or (b) holding or selling real estate received in connection with securities it holds or held.

J.SMITH BARNEY FUNDS, INC. (EQUITY INCOME PORTFOLIO ONLY)
SMITH BARNEY INVESTMENT FUNDS INC. (ALL SERIES)

SMITH BARNEY MONEY FUNDS, INC. (ALL SERIES)
TRAVELERS SERIES FUND INC. (PUTNAM DIVERSIFIED INCOME PORTFOLIO AND TBC
      MANAGED INCOME PORTFOLIO ONLY)

    RECLASSIFICATION AS NON-FUNDAMENTAL OF EACH FUND'S FUNDAMENTAL POLICIES REGARDING INVESTMENTS IN RESTRICTED AND ILLIQUID SECURITIES.

  Each of these Funds' fundamental policies currently provide that the Fund will not purchase or otherwise acquire any securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market or, in some cases, enter into a repurchase agreement maturing in more than five business or seven calendar days, if as a result more than 10% (or 15% with respect to some Funds) of its assets would be invested in all such securities. These policies are not required to be fundamental and, additionally, are considered overly restrictive in the current regulatory and market environment.

  If approved by shareholders, these policies would be reclassified as non-fundamental and each Board intends to adopt a non-fundamental investment policy that could be changed by vote of the Board in response to regulatory or market developments without further approval by shareholders. The non-fundamental policy would provide that the Fund could not purchase or otherwise acquire any security if, as a result, more than 15% (or 10% in the case of the Smith Barney Money Funds, Inc.) of its net assets would be invested in securities that are illiquid.

  An open-end investment company, including each of the Funds, may not hold a significant amount of illiquid securities because these securities may be difficult to value accurately and because it is possible that the investment company would have difficulty liquidating such securities if necessary in order to satisfy in a timely manner requests to redeem shares of the Fund. In general, illiquid securities have included those enumerated in each Fund's fundamental restriction (e.g., securities subject to contractual or legal restrictions on resale, securities for which there is no readily available market and repurchase agreements or time deposits maturing in greater than seven days). The securities markets are evolving, however, and new types of instruments have developed that make each Fund's current policies on illiquid investments overbroad and unnecessarily restrictive. In addition, the markets for some types of securities are almost exclusively institutional--repurchase agreements, commercial paper, many types of municipal securities and some corporate bonds and notes. These instruments are often exempt from registration under the U.S. securities laws or sold in transactions not requiring registration. Consequently, institutional investors depend on the issuer's ability to honor a demand for repayment in less than seven days or on an efficient institutional market in which the unregistered security can readily be resold. The fact that there may be legal or contractual restrictions on resale to the general public, therefore, does not necessarily determine the liquidity of these investments.

  In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the capital formation process, the SEC has advanced rule and legislative proposals designed to facilitate efficient trading among institutional investors. The most important of these, Rule 144A under the Securities Act of 1933, as amended, contemplates a particularly broad institutional trading market for securities subject to restriction on resale to the general public. As these institutional markets develop, the Funds could be constrained by their current investment restrictions even though the institutional restricted securities markets would provide readily ascertainable market values for such securities and the ability to liquidate an investment in order to satisfy Fund share redemption orders on a timely basis. In order to take advantage of these regulatory initiatives and the increasingly liquid institutional trading markets, the Board of each Fund recommends that the Fund reclassify as non-fundamental its policies regarding investments in illiquid securities and limit such investments to not more than 15% (or 10% in the case of the Smith Barney Money Funds, Inc.) of its net assets. Under this new policy, restricted securities that have nonetheless been determined to be liquid may be purchased without limitation. As a result, Funds like the Equity Income Portfolio of Smith Barney Funds, Inc. that may previously have been prohibited from investing in all restricted securities, will be able, under the new proposal, to invest in securities that are restricted but liquid, such as those that can be offered and sold to "qualified institutional buyers" under Rule 144A.

  If this proposal is approved by shareholders, the specific types of securities that may be deemed to be illiquid or liquid will be determined by the Board in a manner consistent with current regulatory positions of the SEC and its staff. The Board has adopted guidelines and delegated to management the daily function of determining and monitoring liquidity of restricted securities available pursuant to Rule 144A. The Board, however, retains sufficient oversight and is ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for Rule 144A restricted securities will develop, the Board will carefully monitor each Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. Investments in restricted securities could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in these restricted securities. By making each Fund's policy on illiquid securities non-fundamental, the Funds will be able to respond more rapidly to regulatory and market developments because a shareholder vote will not be required to redefine the types of securities that are deemed illiquid. Set forth below is the non-fundamental policy proposed to be adopted by the Board of each Fund if this proposal is approved by shareholders of the Fund:

  ALL FUNDS EXCEPT SMITH BARNEY MONEY FUNDS, INC.:

    [The Fund will not] purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

  SMITH BARNEY MONEY FUNDS, INC. ONLY:

  As required under SEC guidelines, the policy as proposed to be adopted by Smith Barney Money Funds Inc. has a 10% limit on investments in illiquid securities:

    [The Fund will not] purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid.

K.SMITH BARNEY ADJUSTABLE RATE GOVERNMENT INCOME FUND
  SMITH BARNEY FUNDS, INC. (EQUITY INCOME PORTFOLIO ONLY)
  SMITH BARNEY INVESTMENT FUNDS INC. (ALL SERIES)
  TRAVELER'S SERIES FUND INC. (GT GLOBAL STRATEGIC INCOME PORTFOLIO AND TBC
    MANAGED INCOME PORTFOLIO ONLY)

    RECLASSIFICATION AS NON-FUNDAMENTAL OF EACH FUND'S FUNDAMENTAL POLICY REGARDING INVESTMENTS IN THE SECURITIES OF COMPANIES THAT, TOGETHER WITH ANY PREDECESSORS, HAVE BEEN IN CONTINUOUS OPERATION FOR LESS THAN THREE YEARS

  The Board of each Fund has recommended shareholder approval of the reclassification of the Fund's fundamental policies regarding investments in the securities of companies that, together with any predecessors, have been in continuous operation for less than three years ("unseasoned issuers"). This investment limitation, which limits or prohibits a Fund's investments in unseasoned issuers, was adopted to meet certain requirements of state securities laws, although this limitation need not be fundamental. If the reclassification of this limitation is approved by shareholders, each Fund's Board presently intends to adopt a substantially similar non-fundamental policy that could be changed by vote of the Board without approval by shareholders. This will provide each Fund greater flexibility to respond to regulatory, capital markets and other developments.

L.SMITH BARNEY FUNDS, INC. (EQUITY INCOME PORTFOLIO ONLY)
  SMITH BARNEY INVESTMENT FUNDS INC. (ALL SERIES)
  SMITH BARNEY MUNI FUNDS (NATIONAL PORTFOLIO AND NEW YORK PORTFOLIO ONLY) TRAVELERS SERIES FUND INC. (GT GLOBAL STRATEGIC INCOME PORTFOLIO AND
    PUTNAM DIVERSIFIED INCOME PORTFOLIO ONLY)

  ELIMINATION OF EACH FUND'S FUNDAMENTAL POLICY REGARDING THE PURCHASE OF SECURITIES OF AN ISSUER WHEN THE BOARD MEMBERS AND OFFICERS OF THE FUND OR OF THE ADVISER HOLD MORE THAN 1/2 OF 1% AND/OR TOGETHER THEY OWN MORE THAN 5% OF THE SECURITIES OF THE ISSUER

  These Funds' fundamental policies currently include a restriction that prohibits the Funds from purchasing or retaining the securities of any issuer if any officer or Board member of the Fund or of the Fund's investment adviser individually owns more than 1/2 of 1% of the securities of that issuer and/or together they own more than 5% of such securities. This investment restriction was originally adopted to address requirements no longer applicable to the Funds under state securities laws in connection with the registration of shares of the Funds for sale in certain states. Neither the Funds nor their management is aware of any past violations of this policy, but the Funds have been advised by their management that accurate monitoring of compliance with this restriction is difficult, burdensome and may inhibit portfolio management. Accordingly, the Board of each of these Funds has determined that the benefits derived from this restriction are now outweighed by the cost of compliance and the possible inhibitions on management, and elimination of this restriction will potentially increase the Funds' flexibility when selecting investments for a Fund in the future. The ability of a Fund to invest in companies in which its directors and officers, or its affiliates and their directors and officers, hold interests would continue to be restricted by the 1940 Act and each Fund's Code of Ethics, whether or not the current fundamental investment restriction is eliminated. The elimination of this restriction is not expected to involve any change in the manner in which a Fund's assets are currently invested.

M.SMITH BARNEY FUNDS, INC. (EQUITY INCOME PORTFOLIO AND SHORT TERM U.S.
      TREASURY SECURITIES PORTFOLIO ONLY)
  SMITH BARNEY INCOME FUNDS (ALL SERIES)
  SMITH BARNEY INVESTMENT FUNDS INC. (ALL SERIES)
  SMITH BARNEY MONEY FUNDS, INC. (ALL SERIES)
  SMITH BARNEY MUNI FUNDS (NATIONAL PORTFOLIO AND NEW YORK PORTFOLIO ONLY) GREENWICH STREET SERIES FUND (ALL SERIES)
  TRAVELERS SERIES FUND INC. (SMITH BARNEY HIGH INCOME PORTFOLIO, SMITH
    BARNEY INCOME AND GROWTH PORTFOLIO, SMITH BARNEY INTERNATIONAL EQUITY PORTFOLIO, SMITH BARNEY MONEY MARKET PORTFOLIO, SMITH BARNEY PACIFIC BASIN PORTFOLIO AND TBC MANAGED INCOME PORTFOLIO ONLY)

    RECLASSIFICATION AS NON-FUNDAMENTAL OF EACH FUND'S INVESTMENT POLICY REGARDING PURCHASES OF SECURITIES OF OTHER INVESTMENT COMPANIES.

  These Funds currently have a fundamental investment policy prohibiting investments in other investment companies, except as part of a merger, consolidation, or acquisition of assets or, in the case of some Funds, in certain other circumstances such as when the investment is otherwise generally permitted by the 1940 Act. If approved by shareholders, this restriction would be reclassified as non-fundamental. Each Fund's Board currently intends to maintain a policy that would involve no change in the manner in which the Fund's assets are invested. In addition, the 1940 Act currently limits the amount an investment company may invest in other investment companies. As a result, this reclassification should not be material but will provide each Fund greater flexibility to respond to regulatory and other developments.

N.SMITH BARNEY DISCIPLINED SMALL CAP FUND, INC.
  SMITH BARNEY FUNDS, INC. (EQUITY INCOME PORTFOLIO ONLY)
  SMITH BARNEY INVESTMENT FUNDS INC. (ALL SERIES)
  SMITH BARNEY MONEY FUNDS, INC. (ALL SERIES)
  TRAVELERS SERIES FUND INC. (AIM CAPITAL APPRECIATION PORTFOLIO, GT GLOBAL
    STRATEGIC INCOME PORTFOLIO, PUTNAM DIVERSIFIED INCOME PORTFOLIO AND TBC MANAGED INCOME PORTFOLIO ONLY)

    RECLASSIFICATION AS NON-FUNDAMENTAL OF EACH FUND'S FUNDAMENTAL POLICY PROHIBITING THE PURCHASE OF SECURITIES FOR PURPOSES OF EXERCISING CONTROL OR MANAGEMENT

  These Funds have a fundamental policy prohibiting the Fund from investing its assets so as to exercise control or management (or control of management) of an issuer. Although the restriction was required under certain state securities laws, it is not required to be fundamental. If approved by shareholders, this policy would be reclassified as non-fundamental and each Board currently intends to adopt a substantially similar non-fundamental investment policy that would involve no change in the manner in which the Fund's assets are currently invested. This will provide each Fund greater flexibility to respond to regulatory and other developments.

O.SMITH BARNEY ADJUSTABLE RATE GOVERNMENT INCOME FUND
  SMITH BARNEY FUNDS, INC. (EQUITY INCOME PORTFOLIO AND SHORT-TERM U.S.
    TREASURY SECURITIES PORTFOLIO ONLY)
  SMITH BARNEY INCOME FUNDS (ALL SERIES)
  SMITH BARNEY INVESTMENT FUNDS INC. (ALL SERIES)
  SMITH BARNEY INVESTMENT TRUST (ALL SERIES)
  SMITH BARNEY MONEY FUNDS, INC. (ALL SERIES)
  SMITH BARNEY MUNICIPAL MONEY MARKET FUND, INC.
  GREENWICH STREET SERIES FUND (ALL SERIES)
  TRAVELERS SERIES FUND INC. (AIM CAPITAL APPRECIATION PORTFOLIO, GT GLOBAL
    STRATEGIC INCOME PORTFOLIO, MFS TOTAL RETURN PORTFOLIO, PUTNAM DIVERSIFIED INCOME PORTFOLIO AND TBC MANAGED INCOME PORTFOLIO ONLY)

    RECLASSIFICATION AS NON-FUNDAMENTAL OF EACH FUND'S FUNDAMENTAL POLICY REGARDING THE FUND'S

    INVESTMENTS IN OIL, GAS OR OTHER MINERAL EXPLORATION OR DEVELOPMENT
    PROGRAMS

  Each of these Funds has a fundamental policy prohibiting investment in any oil, gas or other mineral exploration or development program, with certain exceptions. This investment restriction was adopted to address requirements under certain state securities laws, but is not required to be fundamental. Each Board believes that this investment restriction should be reclassified as a non-fundamental policy to respond to regulatory developments. If approved by shareholders, each Board currently intends to adopt a substantially similar non-fundamental policy.

P.SMITH BARNEY INVESTMENT FUNDS INC. (ALL SERIES)

    ELIMINATION OF THE FUND'S FUNDAMENTAL POLICY LIMITING THE FUND'S PARTICIPATION IN JOINT SECURITIES TRADING ACCOUNTS

  Smith Barney Investment Funds Inc. has a fundamental policy prohibiting the Fund from participating "on a joint or joint and several basis in any securities trading account." Each investment company advised by Smith Barney or an affiliated person thereof has been authorized by the SEC to participate in a joint trading account for the purpose of managing cash held by each Fund on an efficient and cost effective basis. Such an account typically holds repurchase agreements so as to facilitate each participating Fund's earning a market rate of return on cash that might be otherwise difficult to invest. This SEC exemptive order does not currently benefit Smith Barney Investment Funds Inc. and its various series because of that Fund's fundamental policy. The policy is therefore proposed to be eliminated.

Q.SMITH BARNEY INVESTMENT FUNDS INC. (SMITH BARNEY INVESTMENT GRADE BOND FUND
       ONLY)
  SMITH BARNEY INVESTMENT TRUST (ALL SERIES)
  SMITH BARNEY TELECOMMUNICATIONS TRUST

    ELIMINATION OF EACH FUND'S FUNDAMENTAL POLICY LIMITING THE FUND'S INVESTMENTS TO CERTAIN ENUMERATED INSTRUMENTS

  Each of these Funds has a fundamental policy limiting the Fund's investments. Smith Barney Investment Trust has a policy limiting its Series' investments to "Municipal Obligations and Taxable Investments as those terms are defined in the Prospectuses or . . . Statement of Additional Information." Smith Barney Telecommunications Trust's policy prohibits it from "investing less than 65% of the value of its total assets in the telecommunications industry" as described in its Prospectus. Smith Barney Investment Grade Bond Fund has a policy prohibiting it from investing in corporate bonds and commercial paper rated below certain levels by certain rating agencies. These limitations are not required to be included among the Funds' fundamental policies and, further, are superfluous because they do no more than restate the investments the Funds may make in pursuit of their investment objectives, as recited in their Prospectuses and Statements of Additional Information. Each Board therefore believes that this policy should be eliminated. The elimination of this restriction is not expected to involve any change in the manner in which the Funds' assets are currently invested.

R.SMITH BARNEY ADJUSTABLE RATE GOVERNMENT INCOME FUND
  SMITH BARNEY FUNDAMENTAL VALUE FUND INC.
  SMITH BARNEY FUNDS, INC. (EQUITY INCOME PORTFOLIO AND SHORT-TERM U.S.
    TREASURY SECURITIES PORTFOLIO ONLY)
  SMITH BARNEY INCOME FUNDS (ALL SERIES)
  SMITH BARNEY INVESTMENT FUNDS INC. (SMITH BARNEY GROWTH OPPORTUNITY FUND,
    SMITH BARNEY INVESTMENT GRADE BOND FUND, SMITH BARNEY MANAGED GROWTH FUND AND SMITH BARNEY SPECIAL EQUITIES FUND ONLY)
  SMITH BARNEY INVESTMENT TRUST (ALL SERIES)
  SMITH BARNEY MONEY FUNDS, INC. (ALL SERIES)
  SMITH BARNEY MUNI FUNDS (ALL SERIES)
  GREENWICH STREET SERIES FUND (ALL SERIES)
  TRAVELERS SERIES FUND INC. (TBC MANAGED INCOME PORTFOLIO ONLY)

    RECLASSIFICATION AS NON-FUNDAMENTAL OF EACH FUND'S FUNDAMENTAL POLICY ON THE PURCHASE OR SALE OF PUTS, CALLS, AND COMBINATIONS THEREOF

  Each of these Funds has a fundamental policy limiting investments involving puts, calls, straddles and spreads. The Board of each Fund recommends that shareholders vote to eliminate this fundamental investment limitation. Although no Fund has any current intention of actually expanding the range of instruments it is currently permitted to purchase, the reclassification as non-fundamental of a Fund's fundamental policy limiting investments involving puts, calls, straddles and/or spreads would permit the Fund greater flexibility to respond to market and other developments. Certain Funds' current investment policies place limits on the percentage of Fund assets that may be invested in options such as puts and calls. Although these Funds are proposing to reclassify such investment policies as non-fundamental, the Funds have no current intention of changing their investment policies with respect to puts, calls and combinations thereof, including changing any such limits which are now placed on the Funds' ability to invest in such instruments. In addition, Funds that historically have not engaged in investing in such instruments will do so pursuant to the new policy only under the careful review of each Fund's Board, which review may include, among other things, placing limitations on the value of the Fund's assets invested in such instruments and limitations on the level of risk deemed to be acceptable in connection with such investments. Put and call options involve a certain degree of risk. If a put or call option written by a Fund were exercised, the Fund would be obligated to buy or sell the underlying security at the exercise price. As a result, writing a put option involves the risk of a decrease in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the option holder to the Fund at a higher price than its current market value. Writing a call option involves the risk of an increase in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the Fund to the option holder at a lower price than its current market value. Any future change in the Fund's manner of investing or the instruments it may purchase will accompany appropriate disclosure to shareholders.

S.  SMITH BARNEY FUNDS, INC. (EQUITY INCOME PORTFOLIO ONLY)

    ELIMINATION OF THE FUND'S FUNDAMENTAL POLICY LIMITING THE FUND'S ABILITY TO PURCHASE FROM OR SELL SECURITIES TO AFFILIATES

  The Equity Income Portfolio of Smith Barney Funds, Inc. has a fundamental policy limiting the Fund's ability to purchase or sell securities other than shares of the Fund from or to the Fund's adviser or any officer or director of the Fund or the Fund's adviser. The Board of the Fund believes that this policy should be eliminated as the transactions described are prohibited by the 1940 Act and, therefore, the policy is superfluous.

REQUIRED VOTE

  Approval of each investment policy proposal requires a Majority Vote of each Fund. Each Board has considered various factors and believes that approval of these investment policy changes are in the best interest of the Fund and its shareholders. If these investment proposals are not approved by any Fund, that Fund's current fundamental investment policies will remain in effect.

THE BOARD OF EACH FUND, INCLUDING A MAJORITY OF THE INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RECLASSIFICATION, MODIFICATION AND/OR ELIMINATION OF THE FUNDS' FUNDAMENTAL POLICIES AS DESCRIBED ABOVE.

PROPOSAL 3:

TO APPROVE RETENTION OF THE FUNDS' CLASSIFICATION AS "NON-DIVERSIFIED" INVESTMENT COMPANIES UNDER THE 1940 ACT.

SMITH BARNEY CALIFORNIA MUNICIPALS FUND INC.
SMITH BARNEY MUNI FUNDS (CALIFORNIA MONEY MARKET PORTFOLIO, FLORIDA PORTFOLIO,
  GEORGIA PORTFOLIO AND PENNSYLVANIA PORTFOLIO ONLY)

  Each of Smith Barney California Municipals Fund Inc. and the California Money Market, Florida, Georgia and Pennsylvania Series of Smith Barney Muni Funds (collectively referred to in this Proposal 3 as the "Funds") were originally registered as "non-diversified" investment companies under the 1940 Act. As defined in the 1940 Act, a "diversified" investment company must, with respect to 75% of its assets, have no more than 5% of its total assets invested in a single issuer and own not more than 10% of the outstanding voting securities of any single issuer. All other funds not electing to meet this definition are "non-diversified" investment companies within the meaning of the 1940 Act. During the past three years, the portfolio managers for these Funds have found it appropriate to diversify their investments, in light of available investment opportunities and market conditions, notwithstanding this original election. The SEC has taken the position that non-diversified funds that have operated as diversified investment companies for at least three years must obtain shareholder approval to retain their status as non-diversified funds.

  The Adviser has advised the Boards of Smith Barney California Municipals Fund Inc. and Smith Barney Muni Funds that non-diversified status affords the Funds greater investment flexibility in the best interest of shareholders. This flexibility could be especially useful and desirable for Funds such as the ones to which this Proposal pertains, where investments are limited largely to issues yielding income that is not subject to income tax in a particular state. If this Proposal is approved, the Funds will not be limited by the 1940 Act in the proportion of their assets that they may invest in the obligations of a single issuer. Each Fund, however, intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which will relieve the Fund of any liability for Federal income tax and state franchise taxes to the extent its earnings are distributed to shareholders. To so qualify, among other requirements, each Fund or Portfolio will limit its investments so that, at the close of each quarter of the taxable year, (a) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, (b) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer, and (c) the Fund will not own more than 10% of the outstanding voting securities of a single issuer.

  A Fund's assumption of larger positions in the obligations of a smaller number of issuers may cause that Fund's share price to fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

REQUIRED VOTE

  Approval of this Proposal for each Fund requires a Majority Vote of the Fund. The Board of each Fund has considered various factors and believes that approval of this Proposal is in the best interest of each Fund and its shareholders. If the Proposal is not approved, the Boards will consider various alternatives, including allowing the Funds to be classified as diversified funds under the 1940 Act or resoliciting shareholders.

  THE BOARD OF EACH FUND, INCLUDING A MAJORITY OF THE INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" RETENTION OF
CLASSIFICATION OF THE FUND AS A "NON-DIVERSIFIED" INVESTMENT COMPANY UNDER THE 1940 ACT.

                            ADDITIONAL INFORMATION

  The name and address of each Fund's investment adviser(s), principal underwriter and Administrator are set forth in Exhibit C hereto.

                      SUBMISSION OF SHAREHOLDER PROPOSALS

  The Funds do not hold regular shareholders meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Fund at the address set forth on the cover of this joint proxy statement. Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for a Fund's meeting. Timely submission of a proposal does not, however, necessarily mean that such proposal will be included.

                   SHAREHOLDERS' REQUEST FOR SPECIAL MEETING

  Shareholders holding at least 10% (25% in the case of some Funds) of each Fund's outstanding voting securities (as defined in the 1940 Act) may require the calling of a meeting of shareholders for the purpose of voting on the removal of any Board member of the Fund. Meetings of shareholders for any other purpose also shall be called by the Board members when requested in writing by shareholders holding at least 10% (25% in the case of some Funds) of the shares then outstanding or, if the Board members shall fail to call or give notice of any meeting of shareholders for a period of 30 days after such application, shareholders holding at least 10% of the shares then outstanding may call and give notice of such meeting.

                   OTHER MATTERS TO COME BEFORE THE MEETING

  The Funds do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy card(s) will vote thereon in accordance with their judgment.

December 10, 1997

A FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY, TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO A FUND BY
CALLING (800)       OR BY WRITING TO A FUND, 388 GREENWICH STREET, NEW YORK,
NEW YORK 10013.

                            ----------------------

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN EACH PROXY AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                                                      EXHIBIT A

                          BOARD MEMBER COMPENSATION,
                         BOARD AND COMMITTEE MEETINGS

AMOUNTS PAID DURING CALENDAR YEAR ENDED                  LEE   PAUL R. LLOYD J.
DECEMBER 30, 1996 FROM FUND TO BOARD MEMBER            ABRAHAM  ADES   ANDREWS
-------------------------------------------            ------- ------- --------
Smith Barney Adjustable Rate Government Income Fund...     N/A     N/A     N/A
Smith Barney Aggressive Growth Fund Inc. .............     N/A $ 5,500     N/A
Smith Barney Appreciation Fund Inc....................     N/A     N/A     N/A
Smith Barney Arizona Municipals Fund Inc..............     N/A     N/A     N/A
Smith Barney California Municipals Fund Inc...........     N/A     N/A     N/A
Smith Barney Concert Allocation Series Inc............     N/A     N/A     N/A
Smith Barney Disciplined Small Cap Fund, Inc.*........     N/A     N/A     N/A
Smith Barney Fundamental Value Fund Inc...............     N/A     N/A $10,600
Smith Barney Funds, Inc...............................     N/A     N/A     N/A
Smith Barney Income Funds............................. $33,450     N/A     N/A
Smith Barney Investment Funds Inc.....................     N/A $28,600     N/A
Smith Barney Investment Trust.........................     N/A     N/A     N/A
Smith Barney Managed Governments Fund Inc.............     N/A     N/A     N/A
Smith Barney Managed Municipals Fund Inc..............     N/A     N/A     N/A
Smith Barney Massachusetts Municipals Fund............     N/A     N/A     N/A
Smith Barney Money Funds, Inc. .......................     N/A     N/A     N/A
Smith Barney Municipal Money Market Fund, Inc.........     N/A     N/A     N/A
Smith Barney Muni Funds...............................     N/A     N/A     N/A
Smith Barney Natural Resources Fund Inc...............     N/A     N/A     N/A
Smith Barney New Jersey Municipals Fund Inc...........     N/A     N/A     N/A
Smith Barney Oregon Municipals Fund...................     N/A     N/A     N/A
Smith Barney Principal Return Fund....................     N/A $ 6,500     N/A
Smith Barney Telecommunications Trust.................     N/A $ 5,375     N/A
Greenwich Street Series Fund..........................     N/A     N/A     N/A
Travelers Series Fund Inc. ...........................     N/A     N/A     N/A
Compensation Paid to Board Members from all other
  Smith Barney Funds.................................. $11,100 $ 6,500 $     0
Total Compensation**.................................. $44,550 $52,475 $10,600

-----------
 * Smith Barney Disciplined Small Cap Fund, Inc. is a successor to The Inefficient-Market Fund, Inc., a closed-end investment company. The figures reflected in this Exhibit A were accrued largely during the period that Fund functioned as a closed-end investment company.
** Reflects amounts paid to Board member for the last complete Calendar Year of each Fund on whose Board the Board member sits.

 VICTOR      WALTER E.       HERBERT        ALFRED J.        ALLAN J.        MARTIN
 ATKINS        AUCH            BARG         BIANCHETTI       BLOOSTEIN        BRODY
 -------     ---------       --------       ----------       ---------       -------
     N/A          N/A             N/A            N/A          $ 3,600        $ 3,350
     N/A          N/A        $  5,500            N/A              N/A            N/A
     N/A          N/A        $  5,800        $ 5,600              N/A        $ 5,600
     N/A          N/A        $  1,600        $ 1,500              N/A        $ 1,500
     N/A          N/A        $  4,700        $ 4,500              N/A        $ 4,500
     N/A      $ 5,350             N/A            N/A              N/A        $ 5,350
     N/A          N/A             N/A            N/A              N/A            N/A
     N/A          N/A             N/A            N/A              N/A            N/A
     N/A          N/A             N/A            N/A              N/A            N/A
     N/A          N/A             N/A            N/A          $33,450            N/A
     N/A          N/A        $ 28,600            N/A              N/A            N/A
     N/A          N/A        $  6,600        $ 6,500              N/A        $ 6,500
     N/A          N/A        $  8,200        $ 8,100              N/A        $ 8,100
     N/A          N/A        $  6,800        $ 6,600              N/A        $ 6,600
     N/A          N/A        $  1,600        $ 1,500              N/A        $ 1,500
     N/A          N/A             N/A            N/A              N/A            N/A
     N/A          N/A             N/A            N/A              N/A            N/A
     N/A          N/A             N/A            N/A              N/A            N/A
     N/A          N/A        $  3,450        $ 3,450              N/A        $ 3,350
     N/A          N/A        $  1,600        $ 1,500              N/A        $ 1,500
     N/A          N/A        $  3,850        $ 3,750              N/A        $ 3,750
     N/A          N/A        $  6,500            N/A              N/A            N/A
     N/A          N/A        $  5,375            N/A              N/A            N/A
     N/A          N/A        $  7,500        $ 7,500              N/A        $ 7,500
 $12,220          N/A             N/A            N/A              N/A            N/A
 $15,180      $32,586        $  7,500        $ 1,000          $11,100        $32,686
 $27,400      $37,936        $105,175        $51,500          $48,150        $91,786

AMOUNTS PAID DURING CALENDAR YEAR ENDED                    ABRAHAM E. DWIGHT B.
DECEMBER 31, 1996 FROM FUND TO BOARD MEMBER                  COHEN      CRANE
-------------------------------------------                ---------- ---------
Smith Barney Adjustable Rate Government Income Fund.......      N/A   $  3,500
Smith Barney Aggressive Growth Fund Inc...................      N/A   $  5,000
Smith Barney Appreciation Fund Inc. ......................      N/A   $  5,600
Smith Barney Arizona Municipals Fund Inc..................      N/A   $  1,500
Smith Barney California Municipals Fund Inc...............      N/A   $  4,600
Smith Barney Concert Allocation Series Inc. ..............      N/A        N/A
Smith Barney Disciplined Small Cap Fund, Inc..............      N/A        N/A
Smith Barney Fundamental Value Fund Inc...................      N/A        N/A
Smith Barney Funds, Inc...................................      N/A        N/A
Smith Barney Income Funds.................................      N/A        N/A
Smith Barney Investment Funds Inc.........................      N/A   $ 26,100
Smith Barney Investment Trust.............................      N/A   $  6,500
Smith Barney Managed Governments Fund Inc.................      N/A   $  8,100
Smith Barney Managed Municipals Fund Inc. ................      N/A   $  6,700
Smith Barney Massachusetts Municipals Fund................      N/A   $  1,500
Smith Barney Money Funds, Inc.............................      N/A        N/A
Smith Barney Municipal Money Market Fund, Inc.............      N/A        N/A
Smith Barney Muni Funds...................................      N/A        N/A
Smith Barney Natural Resources Fund Inc...................      N/A   $  3,450
Smith Barney New Jersey Municipals Fund Inc...............      N/A   $  1,500
Smith Barney Oregon Municipals Fund.......................      N/A   $  3,750
Smith Barney Principal Return Fund........................      N/A   $  6,500
Smith Barney Telecommunications Trust.....................      N/A   $  5,375
Greenwich Street Series Fund..............................      N/A   $  7,500
Travelers Series Fund Inc.................................   $8,000        N/A
Compensation Paid to Board Members from all other Smith
  Barney Funds............................................   $    0   $  7,500
Total Compensation........................................   $8,000   $104,675

BURT N.         JOHN H.               DONALD R.               ROBERT A.               ROBERT M.
DORSETT          ELLIS                  FOLEY                  FRANKEL                FRAYN, JR.
-------         -------               ---------               ---------               ----------
    N/A             N/A                    N/A                 $ 3,600                     N/A
    N/A             N/A                    N/A                     N/A                     N/A
$ 5,200             N/A                    N/A                     N/A                     N/A
$ 1,500             N/A                    N/A                     N/A                     N/A
$ 4,200             N/A                    N/A                     N/A                     N/A
    N/A         $ 5,500                    N/A                     N/A                     N/A
    N/A             N/A                $   828                     N/A                     N/A
    N/A             N/A                    N/A                     N/A                 $10,500
    N/A             N/A                $ 3,458                     N/A                     N/A
    N/A             N/A                    N/A                     N/A                     N/A
    N/A             N/A                    N/A                     N/A                     N/A
$ 6,100             N/A                    N/A                     N/A                     N/A
$ 6,200             N/A                    N/A                     N/A                     N/A
$ 6,200             N/A                    N/A                     N/A                     N/A
$ 1,500             N/A                    N/A                     N/A                     N/A
    N/A             N/A                $16,944                     N/A                     N/A
    N/A             N/A                $ 3,226                     N/A                     N/A
    N/A             N/A                $ 8,421                     N/A                     N/A
$ 3,300             N/A                    N/A                     N/A                     N/A
$ 1,500             N/A                    N/A                     N/A                     N/A
$ 3,600             N/A                    N/A                     N/A                     N/A
    N/A             N/A                    N/A                     N/A                     N/A
    N/A             N/A                    N/A                     N/A                     N/A
$ 7,000             N/A                    N/A                     N/A                     N/A
    N/A             N/A                    N/A                 $12,220                     N/A
$ 1,100         $31,300                $ 1,822                 $15,180                 $     0
$47,400         $36,800                $34,699                 $31,000                 $10,500

AMOUNTS PAID DURING CALENDAR YEAR ENDED             LEON P. RAINER  RICHARD E.
DECEMBER 31, 1996 FROM FUND TO BOARD MEMBER         GARDNER GREEVEN HANSON, JR.
-------------------------------------------         ------- ------- -----------
Smith Barney Adjustable Rate Government Income
  Fund.............................................    N/A      N/A       N/A
Smith Barney Aggressive Growth Fund Inc. ..........    N/A      N/A       N/A
Smith Barney Appreciation Fund Inc.................    N/A      N/A       N/A
Smith Barney Arizona Municipals Fund Inc...........    N/A      N/A       N/A
Smith Barney California Municipals Fund Inc. ......    N/A      N/A       N/A
Smith Barney Concert Allocation Series Inc.........    N/A      N/A       N/A
Smith Barney Disciplined Small Cap Fund, Inc.......    N/A      N/A       N/A
Smith Barney Fundamental Value Fund Inc. .......... $9,500      N/A       N/A
Smith Barney Funds, Inc............................    N/A      N/A       N/A
Smith Barney Income Funds..........................    N/A      N/A   $33,450
Smith Barney Investment Funds Inc..................    N/A      N/A       N/A
Smith Barney Investment Trust......................    N/A      N/A       N/A
Smith Barney Managed Governments Fund Inc..........    N/A      N/A       N/A
Smith Barney Managed Municipals Fund Inc...........    N/A      N/A       N/A
Smith Barney Massachusetts Municipals Fund.........    N/A      N/A       N/A
Smith Barney Money Funds, Inc......................    N/A      N/A       N/A
Smith Barney Municipal Money Market Fund, Inc......    N/A      N/A       N/A
Smith Barney Muni Funds............................    N/A      N/A       N/A
Smith Barney Natural Resources Fund Inc. ..........    N/A      N/A       N/A
Smith Barney New Jersey Municipals Fund Inc........    N/A      N/A       N/A
Smith Barney Oregon Municipals Fund................    N/A      N/A       N/A
Smith Barney Principal Return Fund.................    N/A      N/A       N/A
Smith Barney Telecommunications Trust..............    N/A      N/A       N/A
Greenwich Street Series Fund.......................    N/A      N/A       N/A
Travelers Series Fund Inc. ........................    N/A  $12,220       N/A
Compensation Paid to Board Members from all other
  Smith Barney Funds............................... $    0  $15,180   $11,100
Total Compensation................................. $9,500  $27,400   $44,550

  PAUL        SUSAN M.          FRANK          WILLIAM R.         ELLIOT S.         HOWARD
 HARDIN       HEILBRON         HUBBARD         HUTCHINSON           JAFFE           JOHNSON
 -------      --------         -------         ----------         ---------         -------
     N/A          N/A              N/A           $3,500                N/A              N/A
     N/A          N/A          $ 5,500              N/A                N/A              N/A
     N/A          N/A              N/A              N/A            $ 5,700              N/A
     N/A          N/A              N/A              N/A            $ 1,600              N/A
     N/A          N/A              N/A              N/A            $ 4,700              N/A
     N/A          N/A              N/A              N/A                N/A              N/A
 $   956          N/A              N/A              N/A                N/A              N/A
     N/A          N/A              N/A              N/A                N/A          $10,600
 $ 4,379          N/A              N/A              N/A                N/A              N/A
     N/A          N/A              N/A              N/A                N/A              N/A
     N/A          N/A          $28,600              N/A                N/A              N/A
     N/A          N/A              N/A              N/A            $ 6,600              N/A
     N/A          N/A              N/A              N/A            $ 6,700              N/A
     N/A          N/A              N/A              N/A            $ 6,700              N/A
     N/A          N/A              N/A              N/A            $ 1,600              N/A
 $32,301          N/A              N/A              N/A                N/A              N/A
 $ 5,895          N/A              N/A              N/A                N/A              N/A
 $11,161          N/A              N/A              N/A                N/A              N/A
     N/A          N/A              N/A              N/A            $ 3,550              N/A
     N/A          N/A              N/A              N/A            $ 1,600              N/A
     N/A          N/A              N/A              N/A            $ 3,850              N/A
     N/A          N/A          $ 6,500              N/A                N/A              N/A
     N/A          N/A          $ 5,375              N/A                N/A              N/A
     N/A          N/A              N/A              N/A            $ 7,500              N/A
     N/A      $12,220              N/A              N/A                N/A              N/A
 $ 2,136      $15,180          $ 6,500           $    0            $ 1,000          $     0
 $56,828      $27,400          $52,475           $3,500            $51,100          $10,600

AMOUNTS PAID DURING CALENDAR YEAR ENDED                        ARMON  STEPHEN E.
DECEMBER 31, 1996 FROM FUND TO BOARD MEMBER                   KAMESAR  KAUFMAN
-------------------------------------------                   ------- ----------
Smith Barney Adjustable Rate Government Income Fund..........     N/A      N/A
Smith Barney Aggressive Growth Fund Inc......................     N/A      N/A
Smith Barney Appreciation Fund Inc. .........................     N/A  $ 5,700
Smith Barney Arizona Municipals Fund Inc.....................     N/A  $ 1,600
Smith Barney California Municipals Fund Inc..................     N/A  $ 4,700
Smith Barney Concert Allocation Series Inc. ................. $ 5,950  $ 5,950
Smith Barney Disciplined Small Cap Fund, Inc.................     N/A      N/A
Smith Barney Fundamental Value Fund Inc......................     N/A      N/A
Smith Barney Funds, Inc......................................     N/A      N/A
Smith Barney Income Funds....................................     N/A      N/A
Smith Barney Investment Funds Inc............................     N/A      N/A
Smith Barney Investment Trust................................     N/A  $ 6,600
Smith Barney Managed Governments Fund Inc....................     N/A  $ 8,200
Smith Barney Managed Municipals Fund Inc. ...................     N/A  $ 6,800
Smith Barney Massachusetts Municipals Fund...................     N/A  $ 1,600
Smith Barney Money Funds, Inc................................     N/A      N/A
Smith Barney Municipal Money Market Fund, Inc................     N/A      N/A
Smith Barney Muni Funds......................................     N/A      N/A
Smith Barney Natural Resources Fund Inc......................     N/A  $ 3,450
Smith Barney New Jersey Municipals Fund Inc. ................     N/A  $ 1,600
Smith Barney Oregon Municipals Fund..........................     N/A  $ 3,850
Smith Barney Principal Return Fund...........................     N/A      N/A
Smith Barney Telecommunications Trust........................     N/A      N/A
Greenwich Street Series Fund.................................     N/A  $ 7,500
Travelers Series Fund Inc....................................     N/A      N/A
Compensation Paid to Board Members from all
  other Smith Barney Funds................................... $32,686  $34,786
Total Compensation........................................... $38,636  $92,336

DAVID E.         JOSEPH J.               HEATH B.               JEROME H.                 KEN
MARYATT           MCCANN                 MCLENDON                MILLER                 MILLER
--------         ---------               --------               ---------               -------
    N/A               N/A                 $    0                     N/A                    N/A
    N/A               N/A                 $    0                 $   125                $ 3,750
    N/A           $ 5,700                 $    0                     N/A                    N/A
    N/A           $ 1,600                 $    0                     N/A                    N/A
    N/A           $ 4,700                 $    0                     N/A                    N/A
    N/A               N/A                 $    0                     N/A                    N/A
    N/A               N/A                 $    0                     N/A                    N/A
 $9,500               N/A                 $    0                     N/A                    N/A
    N/A               N/A                 $    0                     N/A                    N/A
    N/A               N/A                 $    0                     N/A                    N/A
    N/A               N/A                 $    0                     N/A                $19,600
    N/A           $ 6,600                 $    0                     N/A                    N/A
    N/A           $ 8,200                 $    0                     N/A                    N/A
    N/A           $ 6,700                 $    0                     N/A                    N/A
    N/A           $ 1,600                 $    0                     N/A                    N/A
    N/A               N/A                 $    0                     N/A                    N/A
    N/A               N/A                 $    0                     N/A                    N/A
    N/A               N/A                 $    0                     N/A                    N/A
    N/A           $ 3,550                 $    0                     N/A                    N/A
    N/A           $ 1,600                 $    0                     N/A                    N/A
    N/A           $ 3,850                 $    0                     N/A                    N/A
    N/A               N/A                 $    0                 $ 6,375                $ 5,000
    N/A               N/A                 $    0                     N/A                $ 4,000
    N/A           $ 7,500                 $    0                     N/A                    N/A
    N/A               N/A                 $    0                     N/A                    N/A
 $    0           $ 1,100                 $    0                 $ 6,500                $ 5,000
 $9,500           $52,700                 $    0                 $13,000                $37,350

AMOUNTS PAID DURING CALENDAR YEAR ENDED
DECEMBER 31, 1996 FROM FUND TO BOARD       FREDERICK O. RODERICK C. CORNELIUS C.
MEMBER                                       PAULSELL    RASMUSSEN      ROSE
---------------------------------------    ------------ ----------- ------------
Smith Barney Adjustable Rate Government
  Income Fund............................        N/A          N/A         N/A
Smith Barney Aggressive Growth Fund Inc..        N/A          N/A         N/A
Smith Barney Appreciation Fund Inc. .....        N/A          N/A     $ 5,700
Smith Barney Arizona Municipals Fund
  Inc....................................        N/A          N/A     $ 1,600
Smith Barney California Municipals
  Fund Inc. .............................        N/A          N/A     $ 4,700
Smith Barney Concert Allocation Series
  Inc. ..................................        N/A          N/A         N/A
Smith Barney Disciplined Small Cap
  Fund, Inc..............................        N/A      $   856         N/A
Smith Barney Fundamental Value Fund Inc..    $10,500          N/A         N/A
Smith Barney Funds, Inc..................        N/A      $ 4,214         N/A
Smith Barney Income Funds................        N/A          N/A         N/A
Smith Barney Investment Funds Inc. ......        N/A          N/A         N/A
Smith Barney Investment Trust............        N/A          N/A     $ 6,600
Smith Barney Managed Governments
  Fund Inc...............................        N/A          N/A     $ 6,700
Smith Barney Managed Municipals Fund
  Inc....................................        N/A          N/A     $ 6,900
Smith Barney Massachusetts
  Municipals Fund........................        N/A          N/A     $ 1,600
Smith Barney Money Funds, Inc............        N/A      $32,002         N/A
Smith Barney Municipal Money Market
  Fund, Inc..............................        N/A      $ 5,754         N/A
Smith Barney Muni Funds..................        N/A      $10,239         N/A
Smith Barney Natural Resources Fund Inc..        N/A          N/A     $ 3,550
Smith Barney New Jersey Municipals
  Fund Inc...............................        N/A          N/A     $ 1,600
Smith Barney Oregon Municipals Fund......        N/A          N/A     $ 3,850
Smith Barney Principal Return Fund.......        N/A          N/A         N/A
Smith Barney Telecommunications Trust....        N/A          N/A         N/A
Greenwich Street Series Fund.............        N/A          N/A     $ 7,500
Travelers Series Fund Inc................        N/A          N/A         N/A
Compensation Paid to Board Members from
  all other Smith Barney Funds...........    $     0      $ 1,837     $ 1,100
Total Compensation.......................    $10,500      $54,902     $51,400

                                                         NUMBER OF    NUMBER OF
                                            NUMBER OF      AUDIT      NOMINATING
                                              BOARD      COMMITTEE    COMMITTEE
                                             MEETINGS     MEETINGS     MEETINGS
                                               HELD         HELD         HELD
                                              DURING       DURING       DURING
                                             CALENDAR     CALENDAR     CALENDAR
                                            YEAR ENDED   YEAR ENDED   YEAR ENDED
BRUCE D.  JAMES M. JOHN P. JERRY A. JULIE  DECEMBER 31, DECEMBER 31, DECEMBER 31,
SARGENT    SHUART  TOOLAN  VISCIONE WESTON     1996         1996         1996
--------  -------- ------- -------- ------ ------------ ------------ ------------
  N/A         N/A      N/A     N/A     N/A                                 0
  N/A         N/A      N/A     N/A     N/A       5            2            0
  N/A         N/A      N/A     N/A     N/A       7            1            0
  N/A         N/A      N/A     N/A     N/A       6            2            0
  N/A         N/A      N/A     N/A     N/A       7            1            0
  N/A         N/A      N/A     N/A     N/A       7            1            0
  $ 0         N/A  $   856     N/A     N/A       7            1            0
  N/A         N/A      N/A $10,600  $9,600                                 0
  $ 0         N/A  $ 4,214     N/A     N/A       7            1            0
  N/A         N/A      N/A     N/A     N/A       6            2            0
  N/A         N/A      N/A     N/A     N/A       6            2            0
  N/A         N/A      N/A     N/A     N/A       6            1            0
  N/A         N/A      N/A     N/A     N/A       7            2            0
  N/A         N/A      N/A     N/A     N/A       8            1            0
  N/A         N/A      N/A     N/A     N/A       6            1            0
  $ 0         N/A  $32,002     N/A     N/A       6            1            0
  $ 0         N/A  $ 5,754     N/A     N/A       5            1            0
  $ 0         N/A  $10,239     N/A     N/A       7            1            0
  N/A         N/A      N/A     N/A     N/A       8            1            0
  N/A         N/A      N/A     N/A     N/A       6            1            0
  N/A         N/A      N/A     N/A     N/A       6            1            0
  N/A         N/A      N/A     N/A     N/A       4            2            0
  N/A         N/A      N/A     N/A     N/A       4            2            0
  N/A         N/A      N/A     N/A     N/A       5            1            0
  $ 0     $12,220      N/A     N/A     N/A       5            1            0
  $ 0     $15,180  $ 1,937 $     0  $    0
  $ 0     $27,400  $55,002 $10,600  $9,600

                                                                       EXHIBIT B

                        EXECUTIVE OFFICERS OF THE FUNDS

 NAME OF EXECUTIVE OFFICER
 (AGE)                       PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE FOR PAST 5 YEARS
 -------------------------   -------------------------------------------------------------
 Joseph Benevento          Vice President of Smith Barney.
  (29)
 John C. Bianchi (42)      Managing Director of Smith Barney; prior to July 1993, Managing
                           Director of Shearson Lehman Advisors ("SLA").
 Sandip A. Bhagat          President of Travelers Investment Management Company ("TIMCO");
  (37)                     prior to 1995, Senior Portfolio Manager for TIMCO.
 Alan J. Blake (48)        Managing Director of Smith Barney; prior to July 1993, Managing
                           Director of SLA.
 Peter M. Coffey (53)      Managing Director of Smith Barney.
 Harry D. Cohen (56)       Managing Director of Smith Barney; prior to July 1993, President of Asset Management Division of Shearson Lehman Brothers and
                           Executive Vice President of Shearson Lehman Brothers.
 James B. Conheady         Managing Director of Smith Barney.
  (61)
 James Conroy (46)         Managing Director of Smith Barney; prior to July 1993, Managing
                           Director of SLA.
 Lewis E. Daidone          Managing Director of Smith Barney; Director and Senior Vice
  (40)                     President of Smith Barney Mutual Funds Management Inc. ("SBMFM")
                           and Travelers Investment Adviser, Inc. ("TIA"); Senior Vice
                           President and Treasurer of 41 Funds of Smith Barney Mutual
                           Funds.
 Joseph P. Deane (50)      Managing Director of Smith Barney; prior to July 1993, Managing
                           Director of SLA.
 David Fare (33)           Vice President of Smith Barney; prior to July 1993, Vice
                           President of SLA.
 Victor S. Filatov         Managing Director of Smith Barney; President and Director of
  (45)                     Smith Barney Global Capital Management, Inc.; prior to November
                           1993, Vice President of J.P. Morgan Securities Inc.
 Richard A. Freeman        Managing Director of Smith Barney; prior to July 1993, Managing
  (44)                     Director of SLA.
 R. Jay Gerken (46)        Managing Director of Smith Barney; prior to July 1993 Managing
                           Director of SLA.
 Lamond Godwin (55)        Managing Director of Smith Barney and Chairman and Chief
                           Executive Officer of Peachtree Asset Management ("Peachtree").
 John G. Goode (52)        Managing Director of Smith Barney; Chairman and Chief Investment
                           Officer of Davis Skaggs Investment Management ("Davis Skaggs"),
                           a division of Smith Barney Mutual Funds Management Inc.

 NAME OF EXECUTIVE OFFICER
 (AGE)                       PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE FOR PAST 5 YEARS
 -------------------------   -------------------------------------------------------------
 Peter Hable (38)           Managing Director of Smith Barney and President of Davis
                            Skaggs.
 Martin R. Hanley (31)      Vice President of Smith Barney; prior to August 1993, Vice
                            President of SLA.
 Simon Hildreth (42)        Managing Director of Smith Barney; prior to 1994, Director of
                            Mercury Asset Management.
 David S. Ishibashi (42)    Managing Director of Smith Barney; prior to 1993, Vice
                            President of S.G. Warburg.
 Dennis Johnson (37)        Managing Director of Smith Barney and Chief Investment Officer
                            of Peachtree; prior to 1994, Vice President and Portfolio
                            Manager of Trusco Capital.
 Douglas H. Johnson (43)    Director of Smith Barney; prior to January 1995, Vice President of SafeCo Asset Management Company.
 Scott E. Kalb (41)         Managing Director of Smith Barney.
 Kent A. Kelley (47)        Chief Executive Officer of TIMCO; prior to 1995, president and
                            Chief Investment Officer of TIMCO.
 Jack S. Levande (51)       Managing Director of Smith Barney; prior to July 1993, Managing
                            Director of SLA.
 Denis P. Mangan (44)       Vice President of Smith Barney Global Capital Management, Inc.;
                            prior to January 1994, Vice President of J.P. Morgan and
                            Citibank.
 Heath B. McLendon (64)     Managing Director of Smith Barney; President and Director of
                            SBMFM and TIA; Chairman of Smith Barney Strategy Advisers Inc.;
                            prior to 1993, Senior Executive Vice President of Shearson
                            Lehman Brothers Inc. and Vice Chairman of Asset Management
                            Division of Shearson Lehman Brothers Inc.
 Lawrence T. McDermott (49) Managing Director of Smith Barney; prior to July 1993, Managing
                            Director of SLA.
 George E. Mueller, Jr.     Managing Director of Smith Barney; prior to July 1993, Managing
  (56)                      Director of SLA.
 George V. Novello (55)     Managing Director of Smith Barney; prior to July 1993, Managing
                            Director of SLA.
 Jeffrey Russell (39)       Managing Director of Smith Barney.
 Bruce D. Sargent (53)      Managing Director of Smith Barney and Vice President of SBMFM.
 Patrick Sheehan (49)       Managing Director of Smith Barney.
 David A. Stadlin (32)      Vice President of Smith Barney.
 Robert E. Swab (40)        Vice President of Smith Barney; prior to July 1993, Vice
                            President of SLA.
 Christina T. Sydor (45)    Managing Director of Smith Barney; General Counsel, Secretary
                            of SBMFM and TIA and Secretary of 41 Smith Barney Mutual Funds.
 George R. Vernon, Jr. (38) Vice President of Smith Barney.
 Ayako H. Weissman (40)     Managing Director of Smith Barney.
 Phyllis M. Zahorodny (39)  Managing Director of Smith Barney; prior to July 1993, Managing
                            Director of SLA.

                                              EXHIBIT C
 NAMES AND ADDRESSES OF INVESTMENT ADVISERS, DISTRIBUTORS, ADMINISTRATORS AND
                                   OFFICERS

UNLESS OTHERWISE INDICATED IN THIS EXHIBIT C, THE FOLLOWING INFORMATION APPLIES TO ALL FUNDS:

INVESTMENT ADVISER AND      EXECUTIVE OFFICERS*:
ADMINISTRATOR:


                            Heath B. McLendon, Chairman of the Board and
Smith Barney Mutual         Chief Executive Officer
Funds Management
Inc.388 Greenwich
StreetNew York, NY
10013

                            Lewis E. Daidone, Senior Vice President and
                            Treasurer


                            Christina T. Sydor, Secretary
DISTRIBUTOR:

Smith Barney Inc.388
Greenwich StreetNew
York, NY 10013

                                INVESTMENT ADVISERS,
         FUND             DISTRIBUTORS AND ADMINISTRATORS          EXECUTIVE OFFICERS*
         ----             -------------------------------          -------------------
Smith Barney Adjustable  Investment Adviser:                Heath B. McLendon, Chairman of
Rate                     Smith Barney Strategy Advisers     the Board and Investment Officer
Government Income Fund   Inc.
                         388 Greenwich Street
                         New York, NY 10013
                         Investment Sub-Adviser:
                         BlackRock Financial Management
                         Inc.
                         345 Park Avenue, New York, NY
                         10154
Smith Barney Aggressive                                     Richard A. Freeman, Vice
Growth Fund Inc.                                            President and Investment Officer
                                                            Phyllis M. Zahorodny, Investment
                                                            Officer
Smith Barney                                                Harry D. Cohen, Vice President
Appreciation Fund Inc.                                      and Investment Officer
Smith Barney Arizona                                        Lawrence T. McDermott, Vice
Municipals Fund Inc.                                        President and Investment Officer

----
 * Please refer to Exhibit B for a description of each officer's background.

                                 INVESTMENT ADVISERS,
          FUND             DISTRIBUTORS AND ADMINISTRATORS           EXECUTIVE OFFICERS
          ----             -------------------------------           ------------------
Smith Barney California                                      Joseph P. Deane, Vice President
Municipals Fund Inc.                                         and Investment Officer
                                                             David Fare, Investment Officer
Smith Barney Concert      Co-Distributor:                    R. Jay Gerken, Vice President and
Allocation Series Inc.    PFS Distributors, Inc.             Investment Officer
                          3100 Breckenridge Blvd
                          Duluth, GA 30199-0062
Smith Barney Disciplined  Investment Adviser:                Sandip A. Bhagat, Vice President
Small Cap Funds, Inc.     Travelers Investment Management    Kent A. Kelley, Vice President
                          Company
                          One Tower Square
                          Hartford, CT 06183-2030
Smith Barney Fundamental                                     John G. Goode, Vice President and
Value Fund Inc.                                              Investment Officer.
                                                             Peter Hable, Investment Officer
Smith Barney Funds, Inc.                                     Bruce D. Sargent, Director, Vice
                                                             President and Investment Officer
                                                             Patrick Sheehan, Vice President
                                                             and
                                                             Investment Officer
                                                             Ayako H. Weissman, Vice President
                                                             and
                                                             Investment Officer
                                                             James Conroy, Vice President and
                                                             Investment Officer

                                INVESTMENT ADVISERS,
         FUND             DISTRIBUTORS AND ADMINISTRATORS           EXECUTIVE OFFICERS
         ----             -------------------------------           ------------------
Smith Barney Income      Investment Adviser for Premium     John C. Bianchi, Vice President
Funds                    Total Return Fund:                 and Investment Officer
                         Smith Barney Strategy Advisers     James Conroy, Vice President and
                         Inc.                               Investment Officer
                         Investment Sub-Adviser for         Simon Hildreth, Investment
                         individual Funds:                  Officer
                         Diversified Strategic Income       Jack S. Levande, Vice President
                         Fund:                              and Investment Officer
                         Global Capital Management,         Lawrence T. McDermott, Vice
                         10 Piccadilly, London W1V 9LA,     President and Investment Officer
                         United Kingdom                     George E. Mueller, Jr. Investment
                         Premium Total Return Fund:         Officer
                         Boston Partners                    Harry Rosenbluth, Investment
                         One Financial Center               Officer
                         Boston, MA 02111                   Robert E. Swab, Investment
                         Co-Distributor for Exchange        Officer
                         Reserve Fund:                      Phyllis M. Zahorodny, Vice
                         PFS Distributors, Inc.             President and Investment Officer
Smith Barney Investment  Co-Distributor for Investment      Douglas H. Johnson, Vice
Funds Inc.               Grade Bond and Growth Opportunity  President and Investment Officer
                         Funds:                             George E. Mueller, Jr., Vice
                         PFS Distributors, Inc.             President and Investment Officer
                                                            George V. Novello, Vice President
                                                            and
                                                            Investment Officer
                                                            Dennis Johnson, Vice-President
                                                            and
                                                            Investment Officer
                                                            James Conroy, Vice-President and
                                                            Investment Officer
                                                            Phyllis M. Zahorodny, Investment
                                                            Officer
Smith Barney Investment                                     Joseph P. Deane, Vice President
Trust                                                       and Investment Officer
                                                            Peter M. Coffey, Vice President
                                                            and Investment Officer
                                                            Alan J. Blake, Vice President and
                                                            Investment Officer

                                 INVESTMENT ADVISERS,
          FUND             DISTRIBUTORS AND ADMINISTRATORS           EXECUTIVE OFFICERS
          ----             -------------------------------           ------------------
Smith Barney Managed                                         James Conroy, Vice President and
Governments Fund Inc.                                        Investment Officer
Smith Barney Managed                                         Joseph P. Deane, Vice President
Municipals Fund Inc.                                         and Investment Officer
                                                             David Fare, Investment Officer
Smith Barney                                                 Lawrence T. McDermott, Vice
Massachusetts Municipals                                     President and Investment Officer
Fund
Smith Barney Money                                           Phyllis M. Zahorodny, Vice
Funds, Inc.                                                  President and Investment Officer
                                                             Martin R. Hanley, Vice President
                                                             and
                                                             Investment Officer
Smith Barney Municipal                                       Lawrence T. McDermott, Vice
Money                                                        President and Investment Officer
Market Fund, Inc.
                                                             Peter M. Coffey, Vice President
                                                             and Investment Officer
                                                             Joseph Benevento, Vice President
                                                             and
                                                             Investment Officer
Smith Barney Muni Funds                                      Peter M. Coffey, Vice President
                                                             and Investment Officer
                                                             Lawrence T. McDermott, Vice
                                                             President and Investment Officer
                                                             Joseph Benevento, Vice President
                                                             and
                                                             Investment Officer

                                 INVESTMENT ADVISERS,
          FUND             DISTRIBUTORS AND ADMINISTRATORS           EXECUTIVE OFFICERS
          ----             -------------------------------           ------------------
Smith Barney Natural                                         John G. Goode, Vice President and
Resources Fund Inc.                                          Investment Officer
                                                             David A. Stadlin, Vice President
                                                             and Investment Officer
Smith Barney New Jersey                                      Lawrence T. McDermott, Vice
Municipals Fund Inc.                                         President and Investment Officer
Smith Barney Oregon                                          Peter M. Coffey, Vice President
Municipals Fund                                              and Investment Officer
Smith Barney Principal                                       Harry D. Cohen, Vice President
Return Fund**                                                and Investment Officer
                                                             Richard A. Freeman, Vice
                                                             President and Investment Officer
                                                             John G. Goode, Vice President and
                                                             Investment Officer
                                                             Phyllis M. Zahorodny, Vice
                                                             President and Investment Officer
Smith Barney              Investment Adviser:                Heath B. McLendon, Chairman of
Telecommunications Trust  Smith Barney Strategy Advisers     the Board
                          Inc.                               and Investment Officer
                          Investment Sub-Adviser for Smith   Phyllis M. Zahorodny, Investment
                          Barney Telecommunications Income   Officer
                          Fund:
                          The Boston Company Asset
                          Management, Inc.
                          One Boston Place
                          Boston, MA 02108

------
** There is currently no administrator for the Smith Barney Security and Growth Fund.

                                INVESTMENT ADVISERS,
         FUND             DISTRIBUTORS AND ADMINISTRATORS           EXECUTIVE OFFICERS
         ----             -------------------------------           ------------------
Greenwich Street Series  Investment Adviser for individual  John C. Bianchi, Vice President
Fund                     Portfolios:                        and Investment Officer

                         Equity Index Portfolio:            Sandip A. Bhagat, Vice President
                         Travelers Investment Management    and Investment Officer
                         Company
                         One Tower Square                   Harry D. Cohen, Vice President
                         Hartford, CT 06138-2030            and Investment Officer

                         Emerging Growth Portfolio:         James Conroy, Vice President and
                         Van Kampen American Capital Asset  Investment Officer
                         Management, Inc.
                         One Parkview Plaza                 Victor S. Filatov, Vice President
                         Oakwood Terrace, IL 60181          and Investment Officer

                         Investment Sub-Adviser for         R. Jay Gerken, Vice President and
                         Diversified Strategic Income       Investment Officer
                         Fund:
                         Smith Barney Global Capital        John G. Goode, Vice President and
                         Management, Inc.                   Investment Officer
                         10 Piccadilly
                         London, WIV9LA                     George R. Vernon, Jr., Vice
                         England                            President and Investment Officer

                                                            Jack S. Levande, Vice President
                                                            and Investment Officer

                                                            George E. Mueller, Jr., Vice
                                                            President and Investment Officer

                                                            Phyllis M. Zahorodny, Vice
                                                            President and Investment Officer

                                                            Jeffrey Russell, Vice President
                                                            and Investment Officer

                              INVESTMENT ADVISERS,
        FUND            DISTRIBUTORS AND ADMINISTRATORS           EXECUTIVE OFFICERS
        ----            -------------------------------           ------------------
Travelers Series Fund  Investment Advisor for individual  Bruce D. Sargent, Vice President
Inc.                   Portfolios
                       listed below:                      James B. Conheady, Vice President
                       Travelers Investment Adviser,
                       Inc.                               Jeffrey Russell, Vice President
                       388 Greenwich Street
                       New York, NY 10013                 John C. Bianchi, Vice President

                       Investment Sub-Advisors for        Martin Hanley, Vice President
                       individual Portfolios:
                                                          David S. Ishibashi, Vice
                       AIM Capital Appreciation           President
                       Portfolio:
                       AIM Capital Management Inc.        Scott E. Kalb, Vice President
                       11 Greenway Plaza                  Phyllis M. Zahorodny, Vice
                       Suite 1919                         President
                       Houston, TX 77046

                       Alliance Growth Portfolio:
                       Alliance Capital Management L.P.
                       1345 Avenue of the Americas
                       New York, NY 10105

                       Van Kampen American Capital
                       Enterprise Portfolio:
                       Van Kampen American Capital Asset
                       Management Inc.
                       One Parkview Plaza
                       Oakbook Terrace, IL 60181

                       GT Global Strategic Income
                       Portfolio:
                       Chancellor LGT Asset Management,
                       Inc.
                       50 California Street
                       San Francisco, CA 94111


             INVESTMENT ADVISERS,
FUND   DISTRIBUTORS AND ADMINISTRATORS           EXECUTIVE OFFICERS
----   -------------------------------           ------------------
      MFS Total Return Portfolio:
      Massachusetts Financial Services
      Company
      500 Boylston Street
      Boston, MA 02116

      Putnam Diversified Income
      Portfolio:
      Putnam Investment Management,
      Inc.
      One Post Office Square
      Boston, MA 02109

      TBC Managed Income Portfolio:
      The Boston Company Asset
      Management, Inc.
      One Boston Place
      Boston, MA 01208

                                                                       EXHIBIT D

 CURRENT TEXT OF THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES SUBJECT TO CHANGES
                           AS DESCRIBED IN PROPOSAL 2

                                     INDEX

Smith Barney Adjustable Rate Government Income Fund......................  D-1
Smith Barney Aggressive Growth Fund Inc..................................  D-2
Smith Barney Appreciation Fund Inc.......................................  D-3
Smith Barney Arizona Municipals Fund Inc.................................  D-4
Smith Barney California Municipals Fund Inc..............................  D-5
Smith Barney Concert Allocation Series Inc...............................  D-6
Smith Barney Disciplined Small Cap Fund, Inc.............................  D-6
Smith Barney Fundamental Value Fund Inc..................................  D-7
Smith Barney Funds, Inc.
  Equity Income Portfolio................................................  D-8
  Short-Term U.S. Treasury Securities Portfolio.......................... D-10
  U.S. Government Securities Portfolio................................... D-11
Smith Barney Income Funds................................................ D-11
Smith Barney Investment Funds Inc........................................ D-13
  All Funds Except Government Securities Fund............................ D-15
  All Funds Except Growth Opportunity Fund, Managed Growth Fund and
    Special Equities Fund................................................ D-15
  Special Equities Fund.................................................. D-15
  Investment Grade Bond Fund............................................. D-16
Smith Barney Investment Trust............................................ D-16
Smith Barney Managed Governments Fund Inc................................ D-17
Smith Barney Managed Municipals Fund Inc................................. D-18
Smith Barney Massachusetts Municipals Fund............................... D-19
Smith Barney Money Funds, Inc............................................ D-20
Smith Barney Municipal Money Market Fund, Inc............................ D-21
Smith Barney Muni Funds
  California Money Market Portfolio and New York Money Market Portfolio.. D-22
  Florida Portfolio, Georgia Portfolio, Limited Term Portfolio, and
    Pennsylvania Portfolio............................................... D-22
  National Portfolio and New York Portfolio.............................. D-23
Smith Barney Natural Resources Fund Inc.................................. D-24
Smith Barney New Jersey Municipals Fund Inc.............................. D-25
Smith Barney Oregon Municipals Fund...................................... D-26
Smith Barney Principal Return Fund....................................... D-27
Smith Barney Telecommunications Trust--Income Fund....................... D-28
Greenwich Street Series Fund............................................. D-28

Travellers Series Fund Inc.
  Smith Barney Income and Growth Portfolio, Smith Barney International
    Equity Portfolio and Smith Barney Pacific Basin Portfolio............ D-30
  Aim Capital Appreciation Portfolio..................................... D-31
  Alliance Growth Portfolio.............................................. D-31
  Van Kampen American Capital Enterprise Portfolio....................... D-32
  GT Global Strategic Income Portfolio................................... D-33
  MFS Total Return Portfolio............................................. D-34
  Putnam Diversified Income Portfolio.................................... D-35
  Smith Barney High Income Portfolio..................................... D-36
  Smith Barney Money Market Portfolio.................................... D-37
  TBC Managed Income Portfolio........................................... D-38

  To the extent the text of each of your Fund's current fundamental investment policies is proposed to be modified by Proposal 2 of this Proxy Statement, such investment policy is followed in this Appendix D by a parenthetical referencing the sub-proposal in Proposal 2 which proposes to modify it. Please use these parenthetical references to compare each of your Fund's current fundamental investment policies with each of the policies as proposed to be adopted in Proposal 2 hereto.

                                     TEXT

SMITH BARNEY ADJUSTABLE RATE GOVERNMENT INCOME FUND:

  (1) The Fund will not purchase securities (other than U.S. government securities) of any issuer if, as a result of the purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of the issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation. (Subproposal A).

  (2) The Fund will not purchase more than 10% of the voting securities of any one issuer, except that this limitation is not applicable to the Fund's investments in U.S. government securities. (Subproposal A).

  (3) The Fund will not issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from banks or through reverse repurchase agreements or dollar rolls in an amount equal to up to 33- 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes and to take advantage of investment opportunities and may pledge up to 33- 1/3% of the value of its total assets to secure those borrowings. (Subproposals B, D, E).

  (4) The Fund will not make loans, except through (a) repurchase agreements and (b) loans of portfolio securities limited to 30% of the value of the Fund's total assets. (Subproposal F).

  (5) The Fund will not invest more than 25% of the value of its total assets in securities of issuers in any one industry, except that this limitation is not applicable to the Fund's investment in U.S. government securities. (Subproposal C).

  (6) The Fund will not purchase securities, other than MBSs, ABSs or U.S. government securities, of any issuer having a record, together with predecessors, of less than three years of continuous operations if, immediately after the purchase, more than 5% of the Fund's total assets would be invested in the securities. (Subproposal K).

  (7) The Fund will not buy or sell real estate or interests in real estate, except that the Fund may purchase and sell MBSs, securities collateralized by mortgages, securities that are secured by real estate, securities of companies that invest or deal in real estate and publicly traded securities of real estate investment trusts. (Subproposal I).

  (8) The Fund may not purchase interests in real estate limited partnerships that are not readily marketable. (Subproposal I).

  (9) The Fund will not invest in interests in oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies that invest in or sponsor those programs. (Subproposal
O).

  (10) The Fund will not buy or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options on financial futures contracts. (Subproposal I).

  (11) The Fund will not purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities and except that the Fund may pay initial or variation margin in connection with options or futures contracts. (Subproposal H).

  (12) The Fund will not make short sales of securities, or maintain a short position if, when added together, more than 25% of the value of the Fund's net assets would be (a) deposited as collateral for the obligation to replace securities borrowed to effect the short sales and (b) allocated to segregated accounts in connection with the short sales. Short sales "against the box" are not subject to this restriction. (Subproposal H).

  (13) The Fund will not pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings. (Subproposal E).

  (14) The Fund will not act as an underwriter of securities, except that the Fund may acquire securities under circumstances in which, if the securities were sold, the Fund could be deemed to be an underwriter for purposes of the 1933 Act. (Subproposal G).

  (15) The Fund will not write or purchase puts, calls, straddles, spreads or combinations of those transactions, except as consistent with the Fund's investment objectives and policies as described in the Prospectus and this Statement of Additional Information. (Subproposal R).

SMITH BARNEY AGGRESSIVE GROWTH FUND INC. MAY NOT:

  (1) With respect to 75% of the value of its total assets, invest more than 5% of its total assets in securities of any one issuer, except securities issued or guaranteed by the United States government, or purchase more than 10% of the outstanding voting securities of such issuer. (Subproposal A).

  (2) Issue senior securities as defined in the 1940 Act and any rules and orders thereunder, except insofar as the Fund may be deemed to have issued senior securities by reason of (a) borrowing money or purchasing securities on a when-issued or delayed-delivery basis, (b) purchasing or selling futures contracts and options on futures contracts and other similar instruments and
(c) issuing separate classes of shares. (Subproposal B).

  (3) Invest more than 25% of its total assets in securities, the issuers of which are in the same industry. For purposes of this limitation, U.S. government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry. (Subproposal C).

  (4) Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objective and policies, (b) repurchase agreements and (c) loans of its portfolio securities.

  (5) Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

  (6) Purchase or sell real estate, real estate mortgages, real estate investment trust securities, commodities or commodity contracts, but this shall not prevent the Fund from: (a) investing in securities of issuers engaged in the real estate business and securities which are secured by real estate or interests therein, (b) holding or selling real estate received in connection with securities it holds, or (c) trading in futures contracts and options on futures contracts. (Subproposal I).

  (7) Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts and related options and options on securities is not considered to be the purchase of a security on margin. (Subproposal H).

  (8) Borrow money in excess of 33 -1/3% of the total value of its assets (including the amount borrowed) less its liabilities (not including its borrowings). (Subproposal D).

SMITH BARNEY APPRECIATION FUND INC. MAY NOT:

  (1) With respect to 75% of the value of its total assets, invest more than 5% of its total assets in securities of any one issuer, except securities issued or guaranteed by the United States government, or purchase more than 10% of the outstanding voting securities of such issuer. (Subproposal A).

  (2) Issue senior securities as defined in the 1940 Act and any rules and orders thereunder, except insofar as the Fund may be deemed to have issued senior securities by reason of (a) borrowing money or purchasing securities on a when-issued or delayed-delivery basis; (b) purchasing or selling futures contracts and options on futures contracts and other similar instruments; and
(c) issuing separate classes of shares. (Subproposal B).

  (3) Invest more than 25% of its total assets in securities, the issuers of which are in the same industry. For purposes of this limitation, U.S. government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

  (4) Borrow in excess of 33 -1/3% of the total value of its assets (including the amount borrowed) less its liabilities (not including such borrowings). See the discussion of "Certain Investment Activities" later in this Statement of Additional information. (Subproposal D).

  (5) Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objective and policies; (b) repurchase agreements; and (c) loans of its portfolio securities.

  (6) Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

  (7) Purchase or sell real estate, real estate mortgages, real estate investment trust securities, commodities or commodity contracts, but this shall not prevent the Fund from: (a) investing in securities of issuers engaged in the real estate business and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds; or (c) trading in futures contracts and options on futures contracts. (Subproposal I).

  (8) Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts and related options and options on securities is not considered to be the purchase of a security on margin. (Subproposal H).

SMITH BARNEY ARIZONA MUNICIPALS FUND INC. MAY NOT:

  (1) With respect to 75% of the value of its total assets, invest more than 5% of its total assets in securities of any one issuer, except securities issued or guaranteed by the United States government, or purchase more than 10% of the outstanding voting securities of such issuer. (Subproposal A).

  (2) Issue senior securities as defined in the 1940 Act and any rules and orders thereunder, except insofar as the Fund may be deemed to have issued senior securities by reason of (a) borrowing money or purchasing securities on a when-issued or delayed-delivery basis; (b) purchasing or selling futures contracts and options on futures contracts and other similar instruments; and
(c) issuing separate classes of shares. (Subproposal B).

  (3) Invest more than 25% of its total assets in securities, the issuers of which are in the same industry. For purposes of this limitation, U.S. government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

  (4) Borrow money, except that the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 10% of the value of the Fund, total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make additional investments. (Subproposal D).

  (5) Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objective and policies; (b) repurchase agreements; and (c) loans of its portfolio securities.

  (6) Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

  (7) Purchase or sell real estate, real estate mortgages, real estate investment trust securities, commodities or commodity contracts, but this shall not prevent the Fund from: (a) investing in securities of issuers engaged in the real estate business and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds; or (c) trading in futures contracts and options on futures contracts. (Subproposal I).

  (8) Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the Fund of initial or maintenance margin, in connection with futures contracts and related options and options on securities, is not considered to be the purchase of a security on margin. (Subproposal H).

SMITH BARNEY CALIFORNIA MUNICIPALS FUND INC. MAY NOT:

  (1) Issue senior securities as defined in the 1940 Act and any rules and orders thereunder, except insofar as the Fund may be deemed to have issued senior securities by reason of: (a) borrowing money or purchasing securities on a when-issued or delayed-delivery basis; (b) purchasing or selling futures contracts and options on futures contracts and other similar instruments; and
(c) issuing separate classes of shares. (Subproposal B).

  (2) Invest more than 25% of its total assets in securities, the issuers of which are in the same industry. For purposes of this limitation, U.S. government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

  (3) Borrow money, except that the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 10% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments. (Subproposal D).

  (4) Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objective and policies; (b) repurchase agreements; and (c) loans of its portfolio securities.

  (5) Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

  (6) Purchase or sell real estate, real estate mortgages, real estate investment trust securities, commodities or commodity contracts, but this shall not prevent the Fund from: (a) investing in securities of issuers engaged in the real estate business and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds; or (c) trading in futures contracts and options on futures contracts. (Subproposal I).

  (7) Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts and related options and options on securities is not considered to be the purchase of a security on margin. (Subproposal H).

SMITH BARNEY CONCERT ALLOCATION SERIES INC. IS PROHIBITED FROM:

  (1) Borrowing money except from banks for temporary or emergency purposes, including the meeting of redemption requests in an amount not exceeding 33-1/3% of the value of a portfolio's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. (Subproposal D).

  (2) Making loans of money to others, except through the purchase of portfolio securities consistent with its investment objective and policies and repurchase agreements. (Subproposal F).

  (3) Underwriting the securities of other issuers, except insofar as the portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities. (Subproposal G).

  (4) Purchasing or selling real estate except that each portfolio may purchase and sell money market securities that are secured by real estate or issued by companies that invest or deal in real estate. (Subproposal I).

  (5) Investing in commodities. (Subproposal I).

  (6) Issuing senior securities except as permitted by investment restriction
(1). (Subproposal B).

SMITH BARNEY DISCIPLINED SMALL CAP FUND, INC. MAY NOT:

  (1) Invest 25% or more of the value of its total assets in any one industry. (Subproposal C).

  (2) Borrow money (including borrowing through entering into reverse repurchase agreements) in excess of 33- 1/3% of its total assets (including the amount borrowed but excluding any liabilities and indebtedness constituting senior securities) except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes, pledge its assets other than to secure such borrowings or in connection with hedging transactions, short sales, when-issued and forward commitment transaction and similar investment strategies. (Subproposal D).

  (3) Issue any senior security if such issuance is specifically prohibited by the 1940 Act or the rules and regulations thereunder (for the purpose of this restriction, collateral arrangements with respect to options, futures contracts and options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security). (Subproposal B).

  (4) Make loans, except that the Fund may purchase debt obligations, may enter into repurchase agreements and may lend its securities. (Subproposal F).

  (5) Underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities the Fund may be deemed to be an underwriter. (Subproposal G).

  (6) Invest for the purpose of exercising control over management of any company. (Subproposal N).

  (7) Purchase real estate or interests therein other than securities secured by real estate, participation therein or real estate investment trusts and similar instruments. (Subproposal I).

  (8) Purchase or sell commodities or commodities contracts except for hedging purposes. (Subproposal I).

  (9) Make any short sale of securities except in conformity with applicable laws, rules and regulations and unless, giving effect to such sales, the value of the Fund's total assets and the Fund's aggregate short sales of a particular class of an issuer's securities do not exceed 25% of the then outstanding securities of that class of the issuer's securities. (Subproposal
H).

  (10) Purchase any security (other than U.S. obligations) such that (a) more than 25% of the Fund's total assets would be invested in securities of a single issuer or (b) as to 75% of the Fund's total assets (i) more than 5% of the Fund's total assets would be invested in the securities of a single issuer or (ii) the Fund would own more than 10% of the voting securities of a single issuer. (Subproposal A).

SMITH BARNEY FUNDAMENTAL VALUE FUND INC. MAY NOT:

  (1) With respect to 75% of the value of its total assets, invest more than 5% of its total assets in securities of any one issuer, except securities issued or guaranteed by the U.S. government, or purchase more than 10% of the outstanding voting securities of such issuer. (Subproposal A).

  (2) Issue senior securities as defined in the 1940 Act, and any rules and orders thereunder, except insofar as the Fund may be deemed to have issued senior securities by reason of: (a) borrowing money or purchasing securities on a when-issued or delayed-delivery basis; (b) purchasing or selling futures contracts and options on future contracts and other similar instruments; and
(c) issuing separate classes of shares.

  (3) Invest more than 25% of its total assets in securities, the issuers of which are in the same industry. For purposes of this limitation, U.S. government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

  (4) Borrow money, except that the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 10% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments. (Subproposal D).

  (5) Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

  (6) Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts and related options and options on securities is not considered to be the purchase of a security on margin. (Subproposal H).

  (7) Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this shall not prevent the Fund from: (a) investing in real estate investment trust securities traded on the New York Stock Exchange, Inc. ("NYSE"), American Stock Exchange or the National Association of Securities Dealers, Inc.'s Automated Quotation System; (b) investing in securities of issuers engaged in the real estate business and securities which are secured by real estate or interests therein; or (c) holding or selling real estate received as a result of a default on securities it holds. (Subproposal I).

  (8) Make loans of its funds or securities. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objective and policies; (b) repurchase agreements; and (c) loans of its portfolio securities as described in the Prospectus and this Statement of Additional Information under "Investment Objective and Management Policies." (Subproposal F).

  (9) Write, purchase or sell puts, calls, straddles, spreads or combinations thereof or engage in transactions involving futures contracts and related options, except as permitted under the Fund's investment goals and policies, as set forth in the current Prospectus and the Statement of Additional Information. (Subproposal R).

SMITH BARNEY FUNDS, INC.:

EQUITY INCOME PORTFOLIO MAY NOT:

  (1) Invest more than 5% of the value of its total assets in any one issuer (except securities of the U.S. Government and its instrumentalities). (Subproposal A).

  (2) Invest more than 25% of the value of its total assets in any one industry. (Subproposal C).

  (3) Invest more than 5% of its total assets in issuers with less than three years of continuous operation (including that of predecessors) or so-called "unseasoned" equity securities that are not either admitted for trading on a national stock exchange or regularly quoted in the over-the-counter market. (Subproposal K).

  (4) Purchase more than 10% of any class of outstanding securities, or any class of voting securities, of any one issuer. (Subproposal A).

  (5) Purchase any securities on margin. (Subproposal H).

  (6) Make short sales of securities or maintain a short position unless at all times when a short position is open, the Portfolio owns or has the right to obtain, at no added cost, securities identical to those sold short. (Subproposal H).

  (7) Borrow money, except as a temporary measure for extraordinary or emergency purposes, and then not in excess of the lesser of 10% of its total assets taken at cost or 5% of the value of its total assets. (Subproposal B).

  (8) Mortgage or pledge any of its assets. (Subproposal E).

  (9) Act as a securities underwriter or invest in real estate or commodities (the purchase by the Portfolio of securities for which there is an established market of companies engaged in real estate activities or investments shall not be deemed to be prohibited by this fundamental investment limitation). (Subproposal G).

  (10) Invest in securities of another investment company except as permitted by Section 12(d)(1) of the Investment Company Act of 1940 or as part of a merger, consolidation, or acquisition. (Subproposal M).

  (11) Invest in or hold securities of an issuer if those officers and directors of the Fund, its Adviser, or Smith Barney, owning beneficially more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer. (Subproposal L).

  (12) Invest in "restricted securities", that is, securities which at the time of purchase by the Portfolio would have to be registered under the Securities Act of 1933 before they could be sold. (Subproposal J).

  (13) Invest in any company for the purpose of exercising control of management. (Subproposal N).

  (14) Have more than 15% of its net assets at any time invested in or subject to puts, calls or combinations thereof and may not purchase or sell options that are not listed on a national securities exchange. (Subproposal R).

  (15) Invest in interests in oil or gas or other mineral exploration or development programs. (Subproposal O).

  (16) Purchase or sell any securities other than shares of the Fund from or to the Adviser or any officer or director of the Adviser or the Funds. (Subproposal S).

  (17) Lend money or assets, except that the Portfolio may purchase a portion of issues of publicly distributed bonds, debentures or notes and may invest in certificates of deposit or commercial paper, and may lend a portion of its portfolio securities to broker-dealers and financial institutions, provided that any such loan must be secured at all times by cash or U.S. Government Obligations equal at all times to at least 100% of the market value of the portfolio securities loaned. The Portfolio will not make a portfolio securities loan if immediately thereafter as a result thereof, portfolio securities with a market value of 20% or more of the Portfolio's total net assets would be subject to such loans. (Subproposal F).

SHORT-TERM U.S. TREASURY SECURITIES PORTFOLIO MAY NOT:

  (1) Invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities). (Subproposal A).

  (2) Purchase common stocks, preferred stocks, warrants, other equity securities, corporate bonds, municipal bonds or industrial revenue bonds.

  (3) Borrow money except from banks for temporary purposes in an amount up to 10% of the value of its total assets. The Portfolio will borrow money only to accommodate requests for the redemption of shares while effecting an orderly liquidation of portfolio securities or to clear securities transactions and may not for leveraging purposes. Whenever borrowings exceed 5% of the value of the Portfolio's total assets, the Portfolio will not make any additional investments. This restriction will not be deemed to prohibit the Fund from obtaining letters of credit solely for purposes of participating in a captive insurance company sponsored by the Investment Company Institute to provide fidelity and directors and officers liability insurance. (Subproposal D).

  (4) Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 10% of the value of its total assets, but only to secure borrowings for temporary purposes. (Subproposal E).

  (5) Sell securities short or purchase securities on margin. (Subproposal H).

  (6) Write or purchase put or call options. (Subproposal R).

  (7) Underwrite the securities of other issuers or purchase restricted securities. (Subproposal G).

  (8) Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts or oil and gas interests. (Subproposal I).

  (9) Make loans to others except through the purchase of qualified debt obligations in accordance with the Portfolio's investment objective and policies. (Subproposal F).

  (10) Issue senior securities as defined in the Act except insofar as the Portfolio may be deemed to have issued a senior security by reason of: (a) borrowing money in accordance with restrictions described above or (b) by purchasing securities on a when-issued or delayed delivery basis or purchasing or selling securities on a forward commitment basis. (Subproposal B).

  (11) Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation, acquisition of assets or plan of reorganization. (Subproposal M).

U.S. GOVERNMENT SECURITIES PORTFOLIO MAY NOT:

  (1) Purchase any securities other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, some of which may be subject to repurchase agreements. There is no limit on the amount of its assets which may be invested in the securities of any one issuer of such obligations.

  (2) Purchase securities on margin, sell securities short (provided however each Portfolio may sell short if it maintains a segregated account of cash or U.S. Government Obligations with the Custodian, so that the amount deposited in it plus the collateral deposited with the broker equals the current market value of the securities sold short and is not less than the market value of the securities at the time they were sold short) or purchase mortgage related securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities). (Subproposal H).

  (3) Borrow money, except from banks for temporary purposes and then in amounts not in excess of 5% of the value of each Portfolio's assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of 7 1/2% of the value of the Fund's assets at the time of such borrowing. (This borrowing provision is not for investment leverage, but solely to facilitate management of each Portfolio by enabling each Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.) Borrowings may take the form of a sale of portfolio securities accompanied by a simultaneous agreement as to their repurchase. (Subproposals B, E).

  (4) Make loans, except through the purchase of debt obligations (described in restriction 1 above), repurchase agreements and loans of each Portfolio's securities. (Subproposal F).

  (5) Act as an underwriter of securities except to the extent the Fund may be deemed to be an underwriter in connection with the sale of portfolio holdings. (Subproposal G).

SMITH BARNEY INCOME FUNDS ARE PROHIBITED FROM:

  (1) Purchasing the securities of any issuer (other than U.S. government securities) if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of the issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation. (Subproposal A).

  (2) Purchasing (a) more than 10% of the voting securities of any one issuer,
(b) more than 10% of the securities of any class of any one issuer or (c) more than 10% of the outstanding debt securities of any one issuer, except that limitation (c) does not apply to the Exchange Reserve and Diversified Strategic Income Funds and limitations (b) and (c) do not apply to the Utilities Fund; provided that this limitation shall not apply to investment in U.S. government securities. (Subproposal A).

  (3) Purchasing securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin by any Fund permitted to engage in transactions in futures contracts or related options. (Subproposal H).

  (4) Making short sales of securities or maintaining a short position except that (a) the Premium Total Return, Utilities and Convertible Funds may engage in such activities if, at all times when a short position is open, the relevant Fund owns an equal amount of the securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issuer as, and at least equal in amount to, the securities sold short, and if, with respect to the Premium Total Return and Convertible Funds, not more than 10% of the relevant Fund's net assets (taken at current value) is held as collateral for such sales at any one time and (b) Utilities Fund may make short sales or maintain a short position to the extent of 5% of its net assets. (Subproposal H).

  (5) Borrowing money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount not exceeding 10% (20% for Utilities Fund) of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made, (b) Diversified Strategic Income Fund may enter into reverse repurchase agreements and forward roll transactions and (c) one or more Funds may enter into futures contracts. Except for Diversified Strategic Income Fund, whenever borrowings described in (a) exceed 5% of the value of a Fund's total assets, the Fund will not make any additional investments. Immediately after any borrowing (including reverse repurchase agreements and forward roll transactions), Diversified Strategic income Fund will maintain an asset coverage of at least 300% with respect to all its borrowings. (Subproposal D).

  (6) Pledging, hypothecating, mortgaging or otherwise encumbering more than 10% of the value of the Fund's total assets. For purposes of this restriction,
(a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued or delayed-delivery basis and (b) collateral arrangements with respect to (i) the purchase and sale of stock options, options on foreign currencies and options on stock indexes and (ii) initial or variation margin for futures contracts, will not be deemed to be pledges of a Fund's assets. (Subproposal E).

  (7) Underwriting the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

  (8) Purchasing or selling real estate or interests in real estate, except that the Fund may purchase and sell securities that are secured by real estate and may purchase securities issued by companies that invest or deal in real estate. (Subproposal I).

  (9) Investing in commodities, except that (a) the High Income, Diversified Strategic Income, Utilities and Tax-Exempt Income Funds may invest in futures contracts and options on futures contracts as described in their Prospectuses and (b) upon 60 days' notice given to its shareholders, the Premium Total Return and Convertible Funds may engage in hedging transactions involving futures contracts and related options, including stock index futures contracts and financial futures contracts. (Subproposal I).

  (10) Investing in oil, gas or other mineral exploration or development programs, except that the Premium Total Return, Convertible, Diversified Strategic Income, Utilities and High Income Funds may invest in the securities of companies that invest in or sponsor those programs. [Does not apply to the Utilities Fund.] (Subproposal O).

  (11) Making loans to others, except through the purchase of qualified debt obligations, the entry into repurchase agreements and, with respect to Funds other than the Exchange Reserve Fund, loans of portfolio securities consistent with the Fund's investment objective.

  (12) Investing in securities of other investment companies registered or required to be registered under the 1940 Act except as they may be acquired as part of a merger, consolidation, reorganization, acquisition of assets or an offer of exchange. (Subproposal M).

  (13) Purchasing any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry, except that Exchange Reserve Fund and Utilities Fund will invest in excess of 25% of their respective assets in the securities of companies within the banking industry and utility industry, respectively; provided that there shall be no limit on the purchase of (a) U.S. government securities or (b) for Funds other than the Exchange Reserve and Utilities Funds, Municipal Securities issued by governments or political subdivisions of governments. (Subproposal C).

  (14) Writing or selling puts, calls, straddles, spreads or combinations thereof, except, with respect to Funds other than Exchange Reserve Fund, as permitted under the Fund's investment objective and policies. (Subproposal R).

  The Trust has adopted an additional investment restriction applicable to Exchange Reserve Fund, which prohibits Exchange Reserve Fund from:

  (1) Investing in common stocks, preferred stocks, warrants, other equity securities, corporate bonds or debentures, state bonds, municipal bonds or industrial revenue bonds.

SMITH BARNEY INVESTMENT FUNDS INC. MAY NOT:

  (1) Purchase the securities of any one issuer, other than the U.S. government or its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the total assets of the Fund would be invested in securities of such issuer. (Subproposal A).

  (2) Invest in real estate (including real estate limited partnerships), real estate mortgage loans, or interests in oil, gas and/or mineral exploration, mineral leases or development programs, provided that this limitation shall not prohibit the purchase of securities by companies, including real estate investment trusts, which invest in real estate or interests therein. (Subproposal I).

  (3) Purchase securities of any other investment company, except in connection with a merger, consolidation, reorganization, or acquisition or assets. (For purposes of this limitation, foreign banks or their agencies or subsidiaries are not considered "investment companies") (the Managed Growth Fund may purchase the securities of closed-end investment companies to the extent permitted by law). (Subproposal M).

  (4) Make investments in securities for the purpose of exercising control over or management of the issuer. (Subproposal N).

  (5) Participate on a joint or a joint and several basis in any trading account in securities. (The "bunching" of orders of two or more Funds--or of one or more Funds and of other accounts--for the sale or purchase of portfolio securities shall not be considered participation in a joint securities trading account). (Subproposal P).

  (6) Purchase the securities of any one issuer if, immediately after such purchase, the Fund would own more than 10% of the outstanding voting securities of such issuer. (Subproposal A).

  (7) Purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions. (For this purpose, the deposit or payment by Government Securities Fund of initial or maintenance margin in connection with futures contracts and related options is not considered to be the purchase of a security on margin. Additionally, borrowing by Government Securities Fund to increase its holdings of portfolio securities is not considered to be the purchase of securities on margin). (Subproposal H).

  (8) Make loans, except that this restriction shall not prohibit (a) the purchase and holding of a portion of an issue of publicly distributed debt securities, (b) the lending of portfolio securities, or (c) entry into repurchase agreements.

  (9) Invest in securities of an issuer which, together with any predecessor, has been in operation for less than three years if, as a result, more than 5% of the total assets of the Fund would then be invested in such securities (for purposes of this restriction, issuers include predecessors, sponsors, controlling persons, general guarantors and originators of underlying assets). (Subproposal K).

  (10) Purchase the securities of an issuer if one or more of the Directors or officers of the Company individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer or together own beneficially more than 5% of such securities. (Subproposal L).

  (11) Purchase a security which is not readily marketable if, as a result, more than 10% of the Fund's total assets would consist of such securities. (For purposes of this limitation, restricted securities and repurchase agreements having more than seven days remaining to maturity are considered not readily marketable). (Subproposal J).

  (12) Purchase the securities of issuers conducting their principal business activities in the same industry, if immediately after such purchase the value of its investments in such industry would exceed 25% of the value of the total assets of the Fund, provided that (a) neither all utility companies (including telephone companies), as a group, nor all banks, savings and loan associations and savings banks, as a group, will be considered a single industry for purposes of this limitation, and (b) there is no such limitation with respect to repurchase agreements or to investments in U.S. government securities or certificates of deposit or bankers' acceptances issued by domestic institutions (but not their foreign branches). (Subproposal C).

  (13) Sell securities short, unless at all times when a short position is open, it owns an equal amount of the securities or securities convertible into, or exchangeable without payment of any further consideration for, securities of the same issue as the securities sold short. (Subproposal H).

ALL FUNDS EXCEPT GOVERNMENT SECURITIES FUND MAY NOT:

  (1) Invest in commodities or commodity futures contracts. (Subproposal I).

  (2) Borrow amounts in excess of 5% (33- 1/3% in the case of the Managed Growth Fund and the Growth Opportunity Fund) of their total assets taken at cost or at market value, whichever is lower, and then only from banks as a temporary measure for extraordinary or emergency purposes. A Fund may not mortgage, pledge or in any other manner transfer any of its assets as security for any indebtedness. This restriction shall not prohibit entry into reverse repurchase agreements, provided that a Fund may not enter into a reverse repurchase agreement if, as a result, its current obligations under such agreements would exceed one-third of the current market value of the Fund's total assets (less its liabilities other than obligations under such agreements). (Subproposal D).

  (3) Write, purchase or sell puts, calls, straddles, spreads or any combinations thereof (the Managed Growth Fund and the Growth Opportunity Fund each may purchase puts, calls, straddles, spreads and any combination thereof up to 5% of their assets). (Subproposal R).

ALL FUNDS EXCEPT GROWTH OPPORTUNITY FUND, MANAGED GROWTH FUND AND SPECIAL EQUITIES FUND MAY NOT:

  (1) Purchase securities which may not be resold to the public without registration under the Securities Act of 1993, as amended (the "1933 Act"). (Subproposal J).

  (2) Act as an underwriter of securities. (Subproposal G).

SPECIAL EQUITIES FUND MAY NOT:

  (1) Act as an underwriter of securities, except that the Fund may invest up to 10% of its total assets in securities which it may not be free to resell without registration under the 1933 Act, in which registration the Fund may technically be deemed an underwriter for purposes of the 1933 Act. (Subproposal G).

INVESTMENT GRADE BOND FUND MAY NOT:

  (1) Purchase corporate bonds unless rated at the time of purchase Baa or better by Moody's or BBB or better by S&P, or purchase commercial paper unless issued by a U.S. corporation and rated at the time of purchase Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P (or, if not rated, issued by a corporation having outstanding debt rated Aa or better by Moody's or AA or better by S&P), although it may continue to hold a security if its quality rating is reduced by a rating service below those specified.

SMITH BARNEY INVESTMENT TRUST:

  (1) No Fund will purchase securities other than Municipal Obligations and Taxable Investments as those terms are defined in the Prospectuses or this Statement of Additional Information.

  (2) No Fund will invest more than 25% of the value of its total assets in securities of issuers in any one industry, except that this limitation is not applicable to a Fund's investments in U.S. government securities. (Subproposal
C).

  (3) No Fund will borrow money, except that a Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount not to exceed 10% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever a Fund's borrowings exceed 5% of the value of its total assets, the Fund will not make any additional investments. (Subproposal D).

  (4) No Fund will pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings. (Subproposal E).

  (5) No Fund will lend money to other persons except through purchasing Municipal Obligations or Taxable Investments and entering into repurchase agreements, each in a manner consistent with the Fund's investment objective and policies. (Subproposal F).

  (6) No Fund will purchase securities on margin, except that a Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. (Subproposal H).

  (7) No Fund will make short sales of securities or maintain a short position. (Subproposal H).

  (8) No Fund will purchase or sell real estate or real estate limited partnership interests. (Subproposal I).

  (9) No Fund will purchase or sell commodities or commodity contracts. (Subproposal I).

  (10) No Fund will act as an underwriter of securities, except that a Fund may acquire securities under circumstances in which, if the securities were sold, the Fund could be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended. (Subproposal G).

  (11) No Fund will invest in oil, gas or other mineral leases or exploration or development programs. (Subproposal O).

  (12) No Fund may write or sell puts, calls, straddles, spreads or combinations of those transactions, except as permitted under the Fund's investment objective and policies. (Subproposal R).

SMITH BARNEY MANAGED GOVERNMENTS FUND INC. MAY NOT:

  (1) With respect to 75% of the value of its total assets, invest more than 5% of its total assets in securities of any one issuer, except securities issued or guaranteed by the United States government, or purchase more than 10% of the outstanding voting securities of such issuer. (Subproposal A).

  (2) Issue senior securities as defined in the 1940 Act and any rules and orders thereunder, except insofar as the Fund may be deemed to have issued senior securities by reason of: (a) borrowing money or purchasing securities on a when-issued or delayed-delivery basis; (b) purchasing or selling futures contracts and options on futures contracts and other similar instruments; and
(c) issuing separate classes of shares. (Subproposal B).

  (3) Invest more than 25% of its total assets in securities, the issuers of which are in the same industry. For purposes of this limitation, U.S. government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

  (4) Borrow money, except that: (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 10% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made; and (b) the Fund may enter into reverse repurchase agreements and forward roll transactions. Whenever borrowings other than reverse repurchase agreements and forward roll transactions exceed 5% of the value of the Fund's total assets, the Fund will not make additional investments. (Subproposal D).

  (5) Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objective and policies; (b) repurchase agreements; and (c) loans of its portfolio securities.

  (6) Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

  (7) Purchase or sell real estate, real estate mortgages, real estate investment trust securities, commodities or commodity contracts, but this shall not prevent the Fund from: (a) investing in securities of issuers engaged in the real estate business and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds; or (c) trading in futures contracts and options on futures contracts.

  (8) Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts and related options and options on securities is not considered to be the purchase of a security on margin. (Subproposal H).

SMITH BARNEY MANAGED MUNICIPALS FUND INC. MAY NOT:

  (1) With respect to 75% of the value of its total assets, invest more than 5% of its total assets in securities of any one issuer, except securities issued or guaranteed by the United States government, or purchase more than 10% of the outstanding voting securities of such issuer. (Subproposal A).

  (2) Issue senior securities as defined in the 1940 Act and any rules and orders thereunder, except insofar as the Fund may be deemed to have issued senior securities by reason of: (a) borrowing money or purchasing securities on a when-issued or delayed-delivery basis; (b) purchasing or selling futures contracts and options on futures contracts and other similar instruments; and
(c) issuing separate classes of shares. (Subproposal B).

  (3) Invest more than 25% of its total assets in securities, the issuers of which are in the same industry. For purposes of this limitation, U.S. government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

  (4) Borrow money, except that the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 10% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make additional investments. (Subproposal D).

  (5) Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities.

  (6) Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the 1933 Act, in disposing of portfolio securities.

  (7) Purchase or sell real estate, real estate mortgages, real estate investment trust securities, commodities or commodity contracts, but this shall not prevent the Fund from: (a) investing in securities of issuers engaged in the real estate business and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds; or (c) trading in futures contracts and options on futures contracts.

  (8) Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts and related options and options on securities is not considered to be the purchase of a security on margin. (Subproposal H).

SMITH BARNEY MASSACHUSETTS MUNICIPALS FUND MAY NOT:

  (1) Issue senior securities as defined in the 1940 Act and any rules and orders thereunder, except insofar as the Fund may be deemed to have issued senior securities by reason of: (a) borrowing money or purchasing securities on a when-issued or delayed-delivery basis; (b) purchasing or selling futures contracts and options on futures contracts and other similar instruments; and
(c) issuing separate classes of shares. (Subproposal B).

  (2) Invest more than 25% of its total assets in securities, the issuers of which are in the same industry. For purposes of this limitation, U.S. government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

  (3) Borrow money, except that the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 10% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make additional investments. (Subproposal D).

  (4) Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objective and policies; (b) repurchase agreements; and (c) loans of its portfolio securities.

  (5) Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

  (6) Purchase or sell real estate, real estate mortgages, real estate investment trust securities, commodities or commodity contracts, but this shall not prevent the Fund from: (a) investing in securities of issuers engaged in the real estate business and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds; or (c) trading in futures contracts and options on futures contracts.

  (7) Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts and related options and options on securities is not considered to be the purchase of a security on margin. (Subproposal H).

SMITH BARNEY MONEY FUNDS, INC.:

  (1) No Portfolio may borrow money except from banks for temporary purposes in an amount up to 10% of the value of its total assets and may pledge its assets in an amount up to 10% of the value of its total assets only to secure such borrowings. The Fund will borrow money only to accommodate requests for the redemption of shares while effecting an orderly liquidation of portfolio securities or to clear securities transactions and not for leveraging purposes. Whenever borrowings exceed 5% of the value of a Portfolio's total assets, the Portfolio will not make any additional investments. This restriction shall not be deemed to prohibit the Government Portfolio from entering into reverse repurchase agreements so long as not more than 33- 1/3% of the Portfolio's total assets are subject to such agreements, nor will it be deemed to prohibit the Fund from obtaining letters of credit solely for purposes of participating in a captive insurance company sponsored by the Investment Company Institute to provide fidelity and directors and officers liability insurance. (Subproposals D, E).

  (2) The Cash Portfolio and the Retirement Portfolio each may not with respect to 75% of its assets invest more than 5% of its assets in the securities of any one issuer, except securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities or U.S. bank obligations./1/ (Subproposal A).

  (3) Neither the Cash Portfolio nor the Retirement Portfolio may invest less than 25% of its assets in bank obligations (including both domestic and foreign bank obligations) and each reserves freedom of action to concentrate in securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities.

  (4) No Portfolio may sell securities short. (Subproposal H).

  (5) No Portfolio may write or purchase put or call options. (Subproposal R).

  (6) No Portfolio may purchase illiquid securities (such as repurchase agreements with maturities in excess of seven days) or other securities that are not readily marketable if more than 10% of the total assets of the Portfolio would be invested in such securities. (Subproposal J).

  (7) No Portfolio may purchase or sell real estate, real estate investment trust securities, commodities, or oil and gas interests. (Subproposals I, O).

  (8) No Portfolio may make loans to others (except through the purchase of debt obligations referred to under "Investment Objectives and Policies" in the
-----------
/1/ In compliance with Rule 2a-7 under the Act, the Cash Portfolio and Retirement Portfolio each will not purchase any securities, other than obligations of the U.S. Government or its agencies and instrumentalities, if, immediately after such purchase, more than 5% of the value of the Portfolio's total assets would be invested in securities of any one issuer. The Fund's fundamental policy would give each such Portfolio the ability to invest, with respect to 25% of the Portfolio's assets, more than 5% of its assets in any one issuer only in the event that Rule 2a-7 is amended in the future.

Prospectus), except that the Fund may purchase and simultaneously resell for later delivery, obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities; provided, however, that the Fund will not enter into such a repurchase agreement on behalf of a Portfolio if, as a result thereof, more than 10% of its total assets (taken at current value) at that time would be subject to repurchase agreements maturing in more than seven days. (Subproposal F).

  (9) No Portfolio may invest in companies for the purpose of exercising control. (Subproposal N).

  (10) No Portfolio may invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets. (Subproposal M).

  Notwithstanding any of the foregoing investment restrictions, each of the Cash Portfolio, the Government Portfolio, and the Retirement Portfolio may invest up to 100% of its assets in U.S. Government obligations.

SMITH BARNEY MUNICIPAL MONEY MARKET FUND, INC. MAY NOT:

  (1) Purchase the securities of any issuer (except states, territories and possessions of the United States, the United States Government and its agencies and instrumentalities or securities which are backed by the full faith and credit of the United States) if as a result more than 5% of its total assets would be invested in the securities of such issuer, except that up to 25% of the Fund's total assets may be invested without regard to such limitation (as used in this Prospectus, the entity that has the ultimate responsibility for the payment of interest and principal on a security will be deemed to be its issuer). (Subproposal A).

  (2) Borrow money except for temporary or emergency purposes and not for investment purposes, and then in an amount not exceeding 10% of the value of its total assets at the time of borrowing and no investments will be made while borrowings exceed 5% of total assets. (Subproposal D).

  (3) Pledge, mortgage or hypothecate its assets except that, to secure borrowings permitted by subparagraph (2) above, it may pledge assets having a market value at the time of pledge not exceeding 10% of the value of its total assets. (Subproposal E).

  (4) Underwrite any issue of securities except in connection with the purchase of securities for its portfolio of municipal obligations. (Subproposal G).

  (5) Purchase or sell real estate but it may invest in municipal securities secured by real estate or interests therein. (Subproposal I).

  (6) Purchase or sell commodities or commodity contracts or oil, gas, or other mineral exploration or development programs. (Subproposal O).

  (7) Make loans, except by engaging in repurchase transactions.
(Subproposal F).

  (8) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. (Subproposal H).

SMITH BARNEY MUNI FUNDS:

THE CALIFORNIA MONEY MARKET PORTFOLIO AND THE NEW YORK MONEY MARKET PORTFOLIO EACH MAY NOT:

  (1) Borrow money, except from banks for temporary purposes (such as facilitating redemptions or for extraordinary or emergency purposes) in an amount not to exceed 10% of the value of its total assets at the time the borrowing is made (not including the amount borrowed) and no investments will be made while borrowings exceed 5% of total assets. (Subproposal D).

  (2) Mortgage or pledge any of its assets, except to secure borrowings permitted under (1) above. (Subproposal E).

  (3) Invest more than 25% of total assets taken at market value in any one industry; except that Municipal Obligations and securities of the U.S. Government, its agencies and instrumentalities and Municipal Obligations of California with respect to the California Money Market Portfolio and Municipal Obligations of New York with respect to the New York Money Market Portfolio are not considered an industry for purposes of this limitation. (Subproposal
C).

  (4) Purchase or hold any real estate, except that the Portfolio may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) which deal in real estate or interests therein. (Subproposal I).

  (5) Write or purchase put, call, straddle or spread options; purchase securities on margin or sell "short". (Subproposals H, R).

  (6) Underwrite the securities of other issuers. (Subproposal G).

  (7) Purchase or sell commodities and commodity contracts. (Subproposal I).

  (8) Make loans, except to the extent the purchase of bonds or other evidences of indebtedness or the entry into repurchase agreements or deposits with banks, including the Fund's Custodian, may be considered loans. (Subproposal F).

THE FLORIDA PORTFOLIO, THE GEORGIA PORTFOLIO, THE LIMITED TERM PORTFOLIO, AND THE PENNSYLVANIA PORTFOLIO EACH MAY NOT:

  (1) Borrow money, except from banks for temporary purposes (such as facilitating redemptions or for extraordinary or emergency purposes) in an amount not to exceed 10% of the value of its total assets at the time the borrowing is made (not including the amount borrowed) and no investments will be made while borrowings exceed 5% of total assets. (Subproposal D).

  (2) Mortgage or pledge any of its assets, except to secure borrowings permitted under (1) above. (Subproposal E).

  (3) Invest more than 25% of total assets taken at market value in any one industry, except that Municipal Obligations and securities of the U.S. Government, its agencies and instrumentalities and Municipal Obligations of California with respect to the California Portfolio and the California Limited Term Portfolio, Municipal Obligations of New Jersey with respect to the New Jersey Portfolio,

Municipal Obligations of Georgia with respect to the Georgia Portfolio, Municipal Obligations of Pennsylvania with respect to the Pennsylvania Portfolio and Municipal Obligations of Florida with respect to the Florida Portfolio and the Florida Limited Term Portfolio are not considered an industry for purposes of this limitation. (Subproposal C).

  (4) Purchase or hold any real estate, except that the Portfolio may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) which deal in real estate or interests therein. (Subproposal I).

  (5) Write or purchase put, call, straddle or spread options; purchase securities on margin or sell "short". (Subproposals H, R).

  (6) Underwrite the securities of other issuers. (Subproposal G).

  (7) Purchase or sell commodities and commodity contracts, except that the Portfolio may invest in or sell municipal bond index futures contracts, provided that immediately thereafter not more than 33- 1/3% of its net assets would be hedged or the amount of margin deposits on the Portfolio's existing futures contracts would not exceed 5% of the value of its total assets. (Subproposal I).

  (8) Make loans, except to the extent the purchase of bonds or other evidences of indebtedness or the entry into repurchase agreements or deposits with banks, including the Funds' Custodian, may be considered loans. (Subproposal F).

THE NATIONAL PORTFOLIO AND THE NEW YORK PORTFOLIO EACH MAY NOT:

  (1) Borrow money, except from banks for temporary purposes (such as facilitating redemptions or for extraordinary or emergency purposes) in an amount not to exceed 10% of the value of its total assets at the time the borrowing is made (not including the amount borrowed) and no investment will be made while borrowing exceeds 5% of total assets. (Subproposal D).

  (2) Mortgage or pledge any of its assets, except to secure borrowings permitted under (1) above. (Subproposal E).

  (3) Invest more than 25% of total assets taken at market value in any one industry, except that Municipal Obligations and securities of the U.S. Government, its agencies and instrumentalities and Municipal Obligations of New York State with respect to the New York Portfolio are not considered an industry for purposes of this limitation. (Subproposal C).

  (4) The National Portfolio may not with respect to 75% of the value of its total assets, purchase securities of any issuer if immediately thereafter more than 5% of total assets at market value would be invested in the securities of any issuer (except that this limitation does not apply to obligations issued or guaranteed as to principal and interest either by the U.S. Government or its agencies or instrumentalities or by New York State or its political subdivisions with respect to the New York Portfolio). (Subproposal A).

  (5) Invest in securities issued by other investment companies, except as permitted by Section 12(d)(1) of the Investment Company Act of 1940 or in connection with a merger, consolidation, acquisition or reorganization. (Subproposal M).

  (6) Purchase or hold any real estate, except that a Portfolio may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) who deal in real estate or interests therein. (Subproposal I).

  (7) Purchase or hold the securities of any issuer, if to its knowledge, Trustees or officers of the Fund individually owning beneficially more than
 .5% of the securities of that issuer own in the aggregate more than 5% of such securities. (Subproposal L).

  (8) Write or purchase put, call, straddle or spread options; purchase securities on margin or sell "short". (Subproposals H, R).

  (9) Underwrite the securities of other issuers. (Subproposal G).

  (10) Purchase or sell commodities and commodity contracts, except that each Portfolio may invest in or sell municipal bond index future contracts; provided that immediately thereafter not more than 33- 1/3% of its net assets would be hedged or the amount of margin deposits on the Portfolio's existing futures contracts would not exceed 5% of the value of its total assets. (Subproposal I).

  (11) Make loans, except to the extent the purchase of bonds or other evidences of indebtedness or the entry into repurchase agreements or deposits with banks, including the Fund's Custodian, may be considered loans (and the Fund has no present intention of entering into repurchase agreements). (Subproposal F).

SMITH BARNEY NATURAL RESOURCES FUND INC. IS PROHIBITED FROM:

  (1) With respect to 75% of the value of its total assets, investing more than 5% of its total assets in securities of any one issuer, except securities issued or guaranteed by the United States government, or purchase more than 10% of the outstanding voting securities of such issuer. (Subproposal A).

  (2) Issuing senior securities as defined in the 1940 Act and any rules and orders thereunder, except insofar as the Fund may be deemed to have issued senior securities by reason of: (a) borrowing money or purchasing securities on a when-issued or delayed-delivery basis; (b) purchasing or selling futures contracts and options on futures contracts and other similar instruments; and
(c) issuing separate classes of shares. (Subproposal B).

  (3) Investing more than 25% of its total assets in securities, the issuers of which are in the same industry (other than in Natural Resource Investments as defined in the Prospectus). For purposes of this limitation, U.S. government securities are not considered to be issued by members of any industry.

  (4) Borrowing money, except that the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 10% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments. (Subproposal D).

  (5) Making loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities.

  (6) Engaging in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

  (7) Purchasing or selling commodities or commodity contracts, but this shall not prevent the Fund from: (a) trading in futures contracts and options on futures contracts, or (b) investing in gold bullion and coins or receipts for gold. (Subproposal I).

  (8) Purchasing any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or selling any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts and related options and options on securities is not considered to be the purchase of a security on margin. (Subproposal H).

SMITH BARNEY NEW JERSEY MUNICIPALS FUND INC. MAY NOT:

  (1) Issue senior securities as defined in the 1940 Act and any rules and orders thereunder, except insofar as the Fund may be deemed to have issued senior securities by reason of: (a) borrowing money or purchasing securities on a when-issued or delayed-delivery basis; (b) purchasing or selling futures contracts and options on futures contracts and other similar instruments; and
(c) issuing separate classes of shares. (Subproposal B).

  (2) Invest more than 25% of its total assets in securities, the issuers of which are in the same industry. For purposes of this limitation, U.S. government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

  (3) Borrow money, except that the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 10% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make additional investments. (Subproposal D).

  (4) Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objective and policies; (b) repurchase agreements; and (c) loans of its portfolio securities.

  (5) Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

  (6) Purchase or sell real estate, real estate mortgages, real estate investment trust securities, commodities or commodity contracts, but this shall not prevent the Fund from: (a) investing in securities of issuers engaged in the real estate business and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds; or (c) trading in futures contracts and options on futures contracts.

  (7) Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts and related options and options on securities is not considered to be the purchase of a security on margin. (Subproposal H).

SMITH BARNEY OREGON MUNICIPALS FUND MAY NOT:

  (1) Issue senior securities as defined in the 1940 Act and any rules and orders thereunder, except insofar as the Fund may be deemed to have issued senior securities by reason of: (a) borrowing money or purchasing securities on a when-issued or delayed-delivery basis; (b) purchasing or selling futures contracts and options on futures contracts and other similar instruments; and
(c) issuing separate classes of shares. (Subproposal B).

  (2) Invest more than 25% of its total assets in securities, the issuers of which are in the same industry. For purposes of this limitation, U.S. government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

  (3) Borrow money, except that the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 10% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make additional investments. (Subproposal D).

  (4) Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objective and policies; (b) repurchase agreements; and (c) loans of its portfolio securities.

  (5) Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

  (6) Purchase or sell real estate, real estate mortgages, real estate investment trust securities, commodities or commodity contracts, but this shall not prevent the Fund from: (a) investing in securities of issuers engaged in the real estate business and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds; or (c) trading in futures contracts and options on futures contracts. (Subproposal I).

  (7) Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts and related options and options on securities is not considered to be the purchase of a security on margin. (Subproposal H).

SMITH BARNEY PRINCIPAL RETURN FUND:

  (1) A Series will not purchase securities (other than U.S. government securities) of any issuer if, as a result of the purchase, more than 5% of the value of a Series' total assets would be invested in the securities of that issuer, except that up to 25% of the value of a Series' total assets may be invested without regard to this 5% limitation. (Subproposal A).

  (2) A Series will not purchase more than 10% of the voting securities of any one issuer, or more than 10% of the securities of any class of any one issuer, except that this limitation is not applicable to a Series' investments in U.S. government securities, and up to 25% of a Series' assets may be invested without regard to these 10% limitations. (Subproposal A).

  (3) A Series will not borrow money, except that a Series may borrow from banks temporarily for emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 33- 1/3% of the value of a Series' total assets (including the amount borrowed) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the total assets of a Series, a Series will not make any additional investments. (Subproposal D).

  (4) A Series will not lend money to other persons, except through purchasing debt obligations, lending portfolio securities and entering into repurchase agreements.

  (5) A Series will invest no more than 25% of the value of its total assets in securities of issuers in any one industry, except that this restriction does not apply to investments in U.S. government securities. (Subproposal C).

  (6) A Series will not underwrite the securities of other issuers, except insofar as a Series may be deemed to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), in disposing of its portfolio securities.

  (7) A Series will not purchase or sell real estate, interests in real estate limited partnerships or interests in real estate, except that a Series may purchase and sell securities that are secured by real estate and may purchase securities issued by companies that invest or deal in real estate. (Subproposal I).

  (8) A Series will not purchase or sell commodities or commodities futures contracts. (Subproposal I).

SMITH BARNEY TELECOMMUNICATIONS TRUST-- INCOME FUND MAY NOT:

  (1) Invest less than 65% of the value of its total assets in the telecommunications industry under normal market conditions as determined by SBSA and/or TBCAM as described under "Investment Objective and Management Policies" in the Prospectus. (Subproposal Q).

  (2) Purchase or sell real estate, real estate mortgages, real estate investment trust securities, commodities or commodity contracts, but this shall not prevent the Income Fund from (a) investing in securities of issuers engaged in the real estate business and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds; or (c) trading in futures contracts and options on futures contracts. (Subproposal I).

  (3) Engage in the business of underwriting securities issued by other persons, except to the extent that the Income Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), in disposing of portfolio securities.

  (4) Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Income Fund may invest consistent with its investment objective and policies, (b) repurchase agreements; and (c) loans of its portfolio securities.

  (5) Borrow money, except that the Income Fund may borrow from banks for temporary or emergency (not leveraging) purposes including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 10% of the value of the Income Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the Income Fund's total assets, the Income Fund will not make any additional investments. (Subproposal D).

  (6) Purchase the securities of any issuer (except U.S. government securities) if, as a result of such purchase, more than 10% of any class of securities or of the outstanding voting securities of such issuer would be held in the Income Fund; for this purpose, all securities of an issuer shall be divided into three classes, namely, all debt securities, all preferred stock and all common stock.

  (7) Issue senior securities as defined in the 1940 Act and any rules and orders thereunder, except insofar as the Income Fund may be deemed to have issued Senior Securities by reason of (a) borrowing money or purchasing securities on a when-issued or delayed-delivery basis, (b) purchasing or selling futures contracts and options on futures contracts and other similar instruments and (c) issuing separate classes of shares. (Subproposal B).

GREENWICH STREET SERIES FUND IS PROHIBITED FROM:

  (1) Purchasing the securities of any issuer (other than U.S. government securities) if as a result more than 5% of the value of the Portfolio's total assets would be invested in the securities of the issuer, except that, with respect to each Portfolio other than the Money Market Portfolio, up to 25% of the value of the Portfolio's total assets may be invested without regard to this 5% limitation. (Subproposal A).

  (2) Purchasing more than 10% of the voting securities of any class of any one issuer; provided that this limitation shall not apply to investments in U.S. government securities. (Subproposal A).

  (3) Purchasing securities on margin, except that the Portfolio may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin. (Subproposal H).

  (4) Making short sales of securities or maintaining a short position, except for short sales "against the box". (Subproposal H).

  (5) Borrowing money or issuing senior securities, except that (a) the Portfolio may borrow from banks for temporary or emergency (not leveraging) purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities in an amount not exceeding 30% of the value of the Portfolio's total assets (including the amount borrowed), valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made, (b) one or more of the Portfolios may enter into futures contracts, reverse repurchase agreements and forward roll transactions and (c) the International Equity Portfolio may borrow up to one-third of the Portfolio's assets. In the event that the asset coverage for a Portfolio's borrowings falls below 30%, the Portfolio would reduce, within three days (excluding Saturdays, Sundays and holidays), the amount of its borrowings in order to provide for 30% asset coverage. Whenever borrowings pursuant to (a) above exceed 5% of the value of a Portfolio's total assets, the Portfolio (other than the International Equity Portfolio) will not make any additional investments. (Subproposals B, D).

  (6) Pledging, hypothecating, mortgaging or otherwise encumbering more than 30% of the value of the Portfolio's total assets. For purposes of this restriction, (a) the deposit of assets in escrow in connection with the writing of options and the purchase of securities on a when-issued or delayed delivery basis, (b) the International Equity Portfolio's pledge of its assets to secure permitted borrowing and (c) collateral arrangements with respect to
(i) the purchase and sale of stock options, options on foreign currencies and options on stock indexes and (ii) initial or variation margin for futures contracts will not be deemed to be pledges of a Portfolio's assets. (Subproposal E).

  (7) Underwriting the securities of other issuers, except insofar as the Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities. (Subproposal G).

  (8) Purchasing or selling real estate or interests in real estate, except that the Portfolio may purchase and sell securities that are secured, directly or indirectly, by real estate and may purchase securities issued by companies that invest or deal in real estate. (Subproposal I).

  (9) Investing in commodities, except that one or more of the Portfolios may invest in futures contracts and options on futures contracts. (Subproposal I).

  (10) Investing in oil, gas or other mineral exploration or development programs, except that the Portfolios may invest in the securities of companies that invest in or sponsor these programs. (Subproposal O).

  (11) Making loans to others, except through the purchase of qualified debt obligations, loans of portfolio securities and entry into repurchase agreements. (Subproposal F).

  (12) Investing in securities of other investment companies registered or required to be registered under the 1940 Act, except as they may be acquired as part of a merger, consolidation, reorganization, acquisition of assets or an offer of exchange or as otherwise permitted by law. (Subproposal M).

  (13) Purchasing any securities that would cause more than 25% of the value of the Portfolio's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that this limitation shall not apply to the purchase of (a) U.S. government securities or (b) with respect to the Money Market Portfolio, U.S. dollar-denominated bank instruments such as certificates of deposit, time deposits, bankers' acceptances and letters of credit that have been issued by U.S. banks or (c) with respect to the Equity Income Portfolio, the securities of companies within the utility industry. (Subproposal C).

  (14) Purchasing, writing or selling puts, calls, straddles, spreads or combinations thereof, except as permitted under the Portfolio's investment goals and policies. (Subproposal R).

TRAVELERS SERIES FUND INC.

SMITH BARNEY INCOME AND GROWTH PORTFOLIO, SMITH BARNEY INTERNATIONAL EQUITY PORTFOLIO AND SMITH BARNEY PACIFIC BASIN PORTFOLIO MAY NOT:

  (1) With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any single issuer and purchase more than 10% of the outstanding voting securities of an issuer (except securities of the U.S. Government and its agencies and instrumentalities). (Subproposal A).

  (2) Invest more than 25% of its total assets in a particular industry. This limitation shall not apply to any obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. (Subproposal C).

  (3) Purchase or sell real estate, although the Portfolio may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein. (Subproposal I).

  (4) Invest in securities of another investment company except as permitted by Section 12(d)(1) of the 1940 Act, or as part of a merger, consolidation, or acquisition. (Subproposal M).

  (5) Purchase or sell physical commodities or contracts thereon except for purchases of currencies, futures and options and other related contracts as described in the Prospectus. (Subproposal I).

  (6) Borrow money (including borrowings through entering into reverse repurchase agreements) in excess of 33- 1/3% of its total assets (including the amount of money borrowed but excluding any liabilities and indebtedness not constituting senior securities, or letters of credit solely for purposes of participating in a captive insurance company sponsored by the Investment Company Institute to provide fidelity and directors and officers liability insurance), or pledge its assets other than to secure such borrowings or in connection with short sales, when-issued and delayed delivery transactions and similar investment strategies. Whenever borrowings exceed 5% of the value of the Portfolio's total assets, the Portfolio will not make any additional investments. If at any time any borrowings exceed 33- 1/3% of the value of a Portfolio's total assets, the Portfolio will reduce its borrowings within three business days to the extent necessary to comply with the 33- 1/3% limitation. (Subproposals D, E).

  (7) Make loans, except the Portfolio may purchase debt obligations, may enter into repurchase agreements and may lend securities. (Subproposal F).

  (8) Underwrite securities of other issuers, except to the extent the Portfolio, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the Securities Act of 1933, as amended (the "1933 Act"). (Subproposal G).

  (9) Issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder. (Subproposal B).

AIM CAPITAL APPRECIATION PORTFOLIO MAY NOT:

  (1) Invest for the purpose of exercising control over or management of any company. (Subproposal N).

  (2) Engage in the underwriting of securities of other issuers. (Subproposal
G).

  (3) Purchase and sell real estate or commodities or commodity contracts. (Subproposal I).

  (4) Make loans, except by the purchase of a portion of an issue of publicly distributed bonds, debentures or other obligations, provided that the Fund may lend its portfolio securities provided the value of such loaned securities does not exceed 33 1/3% of its total assets. (Subproposal F).

  (5) Invest in interests in oil, gas or other mineral exploration or development programs. (Subproposal O).

  (6) Invest in securities of other investment companies.

  (7) Invest more than 25% of the value of its total assets in securities of issuers all of which conduct their principal business activities in the same industry. (Subproposal C).

  In addition, the Aim Capital Appreciation Portfolio treats as fundamental its policy concerning borrowing. In accordance with this policy, the Portfolio may borrow funds from a bank (including its custodian bank) to purchase or carry securities only if, immediately after such borrowing, the value of the Portfolio's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. For the purpose of determining this 300% asset coverage requirement, the Portfolio's liabilities will not include the amount borrowed but will include the market value, at the time of computation, of all securities borrowed by the Portfolio in connection with short sales. The amount of borrowing will also be limited by the applicable margin limitations imposed by the Federal Reserve Board. If at any time the value of the Portfolio's assets should fail to meet the 300% asset coverage requirement, the Portfolio will, within three days, reduce its borrowings to the extent necessary. The Portfolio may be required to eliminate partially or totally its outstanding borrowings at times when it may not be desirable for it to do so.

ALLIANCE GROWTH PORTFOLIO MAY NOT:

  (1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or pending settlement of securities transactions or for extraordinary or emergency purposes. (Subproposal D).

  (2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws. (Subproposal G).

  (3) Purchase or retain real estate or interests in real estate, although the Portfolio may purchase securities which are secured by real estate and securities of companies which invest in or deal in real estate. (Subproposal
I).

  (4) Make loans to other persons except by the purchase of obligations in which the Portfolio may invest consistent with its investment policies and by entering into repurchase agreements, or by lending its portfolio securities representing not more than 25% of its total assets. (Subproposal F).

  (5) Issue any senior securities, except as permitted by the 1940 Act or any rule, order or interpretation thereunder. For the purposes of this restriction, collateral arrangements with respect to options, futures contracts and options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security. (There is no intention to issue senior securities except as set forth in paragraph (1) above.) (Subproposal B).

  (6) Invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government securities and repurchase agreements relating thereto), although up to 25% of the Portfolio's total assets may be invested without regard to this restriction. (Subproposal A).

  (7) Invest 25% or more of its total assets in the securities of any one industry. (Obligations of a foreign government and its agencies or instrumentalities constitute a separate "industry" from those of another foreign government.)

  (8) It is also a fundamental policy of the Portfolio that it may purchase and sell futures contracts and related options.

VAN KAMPEN AMERICAN CAPITAL ENTERPRISE PORTFOLIO MAY NOT:

  (1) Make loans except that the Portfolio may invest up to 25% of the Portfolio's total assets in Repurchase Agreements. (Subproposal F).

  (2) Primarily engage in the underwriting or distribution of securities, except insofar as the Portfolio may be deemed an underwriter under the 1933 Act in selling a portfolio security. (Subproposal G).

  (3) Make any investment in real estate, commodities or commodities contracts; however, the Portfolio is not prohibited from investing in securities issued by a real estate investment trust, provided that such trust is not permitted to invest in real estate or interests in real estate other than mortgages or other security interests, and the Portfolio is not prohibited from entering into transactions in futures contracts and related options. (Subproposal I).

  (4) Invest more than 5% of the value of its assets in the securities of any one issuer with the exception of U.S. Government securities or purchase more than 10% of the outstanding voting securities of any one issuer. Neither limitation shall apply to the acquisition of shares of other open-end investment companies to the extent permitted by rule or order of the SEC exempting the Portfolio from the limitations imposed by Section 12(d)(1) of the 1940 Act. (Subproposal A).

  (5) Invest more than 25% of the value of its assets in securities issued by companies in any one industry, provided, however, that this limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio's pro rata portion of the securities and other assets owned by any such company.

  (6) Borrow more than 10% of the value of its net assets valued at the lower of cost or market at the time of borrowing; and then only from banks and undertaken as a temporary measure for extraordinary or emergency purposes; or pledge, transfer, assign or otherwise encumber its assets except to secure such borrowing and in an amount not exceeding the amount of the borrowing. Notwithstanding the foregoing, the Portfolio may engage in transactions in options, futures contracts and related options, segregate or deposit assets to cover or secure options written, and make margin deposits or payments for futures contracts and related options. (Subproposals D, E).

  (7) Issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder, except that this restriction shall not be deemed to prohibit the Portfolio from (i) making and collateralizing any permitted borrowings, (ii) making any permitted loans of its portfolio securities, or (iii) entering into repurchase agreements, utilizing options, futures contracts, options on futures contracts and other investment strategies and instruments that would be considered "senior securities" but for the maintenance by the Portfolio of a segregated account with its custodian or some other form of "cover". (Subproposal B).

GT GLOBAL STRATEGIC INCOME PORTFOLIO MAY NOT:

  (1) Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry, (provided, however, that the Portfolio may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Portfolio) except that this limitation shall not apply to securities issued or guaranteed as to principal and interest by the U.S. Government or any of its agencies or instrumentalities.

  (2) Invest in companies for the purpose of exercising control or management (provided, however, that the Portfolio may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Portfolio). (Subproposal N).

  (3) Buy or sell real estate (including real estate limited partnerships) or commodities or commodity contracts; however, the Portfolio may invest in debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies (including forward currency exchange contracts), futures contracts and related options generally as described in the Prospectus and Statement of Additional Information and subject to (13) below. (Subproposal I).

  (4) Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the 1933 Act. (Subproposal G).

  (5) Make loans, except that the Portfolio may invest in loans and participations, purchase debt securities and enter into repurchase agreements and make loans of portfolio securities. (Subproposal F).

  (6) Sell securities short, except to the extent that the Portfolio contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short. (Subproposal H).

  (7) Purchase securities on margin, provided that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities; except that it may make margin deposits in connection with futures contracts subject to (13) below. (Subproposal H).

  (8) Borrow money in excess of 33 -1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness (other than borrowing). This restriction shall not prevent the Portfolio from entering into reverse repurchase agreements and engaging in "roll" transactions, provided that reverse repurchase agreements, "roll" transactions and any other transactions constituting borrowing by the Portfolio do not exceed 1/3 of its total assets. In the event that the asset coverage for the Portfolio's borrowings falls below 300%, the Portfolio will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage. Transactions involving options, futures contracts, options on futures contracts and forward currency contracts, and collateral arrangements relating thereto will not be deemed to be borrowings.

  (9) Mortgage, pledge, or hypothecate any of its assets, provided that this restriction shall not apply to the transfer of securities in connection with any permissible borrowing or to letters of credit obtained solely for purposes of participating in a captive insurance company sponsored by the Investment Company Institute to provide fidelity and directors and officers liability insurance. (Subproposal E).

  (10) Invest in interests in oil, gas, or other mineral exploration or development programs. (Subproposal O).

  (11) Invest more than 5% of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation (provided, however, that the Portfolio may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies, and limitations as the Portfolio). (Subproposal K).

  (12) Purchase or retain the securities of any issuer, if those individual officers and Directors of the Company, the Portfolio's investment adviser, or distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer. (Subproposal L).

  (13) Enter into a futures contract, if, as a result thereof, more than 5% of the Portfolio's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts.

  For purposes of the GT Global Strategic Income Portfolio's concentration policy contained in limitation (1) above, the Portfolio intends to comply with the SEC staff positions that securities issued or guaranteed as to principal and interest by any single foreign government or any supranational organizations in the aggregate are considered to be securities of issuers in the same industry.

MFS TOTAL RETURN PORTFOLIO MAY NOT:

  (1) Borrow amounts in excess of 33 -1/3% of its assets, including amounts borrowed, and then only as a temporary measure for extraordinary or emergency purposes. (Subproposal D).

  (2) Underwrite securities issued by other persons except insofar as the Portfolio may technically be deemed an underwriter under the 1933 Act in selling a portfolio security. (Subproposal G).

  (3) Issue any senior securities except as permitted by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to any type of option, any type of forward contract, any type of futures contract and any type of swap and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security. (Subproposal
B).

  (4) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, any type of futures contract and any type of forward contract) in the ordinary course of its business. The Portfolio reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, any type of futures contract and any type of forward contract) acquired as a result of the ownership of securities. (Subproposal I).

  (5) Make loans to other persons. For these purposes, the purchase of commercial paper or a portion or all of an issue of debt securities, the lending of portfolio securities, or the investment of the Portfolio's assets in repurchase agreements, shall not be considered the making of a loan. (Subproposal F).

  (6) Purchase any securities of an issuer of a particular industry, if as a result, more than 25% of its gross assets would be invested in securities of issuers whose principal business activities are in the same industry except there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements collateralized by such obligations.

PUTNAM DIVERSIFIED INCOME PORTFOLIO MAY NOT:

  (1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased. (Subproposal D).

  (2) Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 15% of its total assets (taken at current value) and then only to secure borrowings permitted by restriction (1) above. (The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with the writing of put or call options and collateral arrangements with respect to margin for futures contracts and related options or letters of credit obtained solely for purposes of participating in a captive insurance company sponsored by the Investment Company Institute to provide fidelity and directors and officers liability insurance, are not considered to be pledges or other encumbrances.) (Subproposal E).

  (3) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that it may make margin payments in connection with transactions in futures contracts and related options. (Subproposal H).

  (4) Make short sales of securities or maintain a short position for the account of the Portfolio unless at all times when a short position is open the Portfolio owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short. (Subproposal H).

  (5) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws. (Subproposal G).

  (6) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate and securities representing interests in real estate. (Subproposal I).

  (7) Purchase or sell commodities or commodity contracts, except that it may purchase or sell futures contracts, options on futures, forward contracts and options on foreign currencies. (Subproposal I).

  (8) Make loans, except by purchase of debt obligations in which the Portfolio may invest consistent with its investment policies, by entering into repurchase agreements with respect to not more than 25% of its total assets (taken at current value), or through the lending of its portfolio securities with respect to not more than 25% of its assets. (Subproposal F).

  (9) Invest in securities of any issuer if, to the knowledge of the Putnam Management, officers and Directors of Putnam Management who beneficially own more than 0.5% of the securities of that issuer together beneficially own more than 5%. (Subproposal L).

  (10) Invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Portfolio (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to U.S. Government securities, or, with respect to 25% of the Portfolio's total assets, securities of any foreign government, its agencies or instrumentalities, securities of supranational entities, and securities backed by the credit of a governmental entity. (Subproposal A).

  (11) Acquire more than 10% of the voting securities of any issuer. (Subproposal A).

  (12) Invest more than 25% of the value of its total assets in any one industry. (U.S. Government securities and securities of any foreign government, its agencies or instrumentalities, securities of supranational entities, and securities backed by the credit of a governmental entity are not considered to represent an industry).

  (13) Purchase securities the disposition of which is restricted under federal securities laws, if, as a result, such investments would exceed 15% of the value of the Portfolio's net assets, excluding restricted securities that have been determined by the Directors of the Fund (or the person designated by them to make such determinations) to be readily marketable. (Subproposal J).

  (14) Buy or sell oil, gas or other mineral leases, rights or royalty contracts. (Subproposal O).

  (15) Make investments for the purpose of gaining control of a company's management. (Subproposal N).

  (16) Issue any senior securities except as permitted by the 1940 Act or any rule, order or interpretation thereunder. (Subproposal B).

SMITH BARNEY HIGH INCOME PORTFOLIO MAY NOT:

  (1) Purchase the securities of any issuer (other than U.S. Government securities) if as a result more than 5% of the value of the Portfolio's total assets would be invested in the securities of the issuer, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to this 5% limitation. (Subproposal A).

  (2) Purchase more than 10% of the voting securities of any one issuer (other than U.S. Government securities), except that up to 25% of the value of the Portfolio's total assets may be invested without regard to this 10% limitation. (Subproposal A).

  (3) Make short sales of securities, except that the Portfolio may engage in short sales "against the box." (Subproposal H).

  (4) Borrow money, except that (a) the Portfolio may borrow from banks for temporary or emergency (not leveraging) purposes in an amount not exceeding 10% of the value of the Portfolio's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made and (b) the Portfolio may enter into futures contracts. Whenever borrowings described in (a) exceed 5% of the value of the Portfolio's total assets, the Portfolio will not make any additional investments. (Subproposal D).

  (5) Underwrite the securities of other issuers, except insofar as the Portfolio may be deemed an underwriter in the course of disposing of portfolio securities. (Subproposal G).

  (6) Issue any senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder, except that this restriction shall not be deemed to prohibit the Portfolio from (i) making and collateralizing any permitted borrowings, (ii) making any permitted loans of its portfolio securities, or (iii) entering into repurchase agreements, utilizing options, futures contracts, options on futures contracts and other investment strategies and instruments that would be considered "senior securities" but for the maintenance by the Portfolio of a segregated account with its custodian or some other form of "cover". (Subproposal B).

  (7) Purchase or sell real estate or interests in real estate, except that the Portfolio may purchase and sell securities that are secured by real estate or interests in real estate and may purchase securities issued by companies that invest or deal in real estate. (Subproposal I).

  (8) Invest in commodities, except that the Portfolio may invest in futures contracts, options on futures contracts and options on currencies. (Subproposal I).

  (9) Make loans to others, except through the purchase of qualified debt obligations, the entry into repurchase agreements and loans of portfolio securities consistent with the Portfolio's investment objectives and policies. (Subproposal F).

  (10) Invest in securities of other investment companies registered or required to be registered under the 1940 Act, except as they may be acquired as part of a merger, consolidation, reorganization, acquisition of assets or an offer of exchange, or to the extent permitted by the 1940 Act. (Subproposal
M).

  (11) Purchase any securities which would cause more than 25% of the value of the Portfolio's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government securities. (Subproposal C).

SMITH BARNEY MONEY MARKET PORTFOLIO MAY NOT:

  (1) Borrow money except from banks for temporary purposes in an amount up to 10% of the value of its total assets and may pledge its assets in an amount up to 10% of the value of its total assets only to secure such borrowings. The Portfolio may borrow money only to accommodate requests for the redemption of shares while effecting an orderly liquidation of portfolio securities or to clear securities transactions and not for leveraging purposes. Whenever borrowings exceed 5% of the value of a Portfolio's total assets, the Portfolio will not make any additional investments. (Subproposals D, E).

  (2) With respect to 75% of its assets invest more than 5% of its assets in the securities of any one issuer, except securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities./2/ (Subproposal A).

  (3) Invest more than 25% of its assets in the securities of issuers in any industry, except it may not invest less than 25% of its assets in bank obligations (including both domestic and foreign bank obligations) and it reserves freedom of action to concentrate in securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities.

  (4) Make loans to others (except through the purchase of debt obligations and the lending of portfolio securities referred to under "Smith Barney Money Market Portfolio" in the Prospectus), except that the Portfolio may purchase and simultaneously resell for later delivery, obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities; provided, however, that the Portfolio will not enter into such a repurchase agreement if, as a result thereof, more than 10% of its total assets (taken at current value) at that time would be subject to repurchase agreements maturing in more than seven days. (Subproposal F).

  (5) Invest in securities of another investment company except as permitted by Section 12(d)(1) of the 1940 Act, or as part of a merger, consolidation, or acquisition. (Subproposal M).

  (6) Underwrite securities of other issuers, except to the extent the Portfolio, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act. (Subproposal G).

  (7) Issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder. (Subproposal B).

TBC MANAGED INCOME PORTFOLIO MAY NOT:

  (1) Concentrate the portfolio investments in any industry by investing more than 25% of its gross assets in any one industry. There shall be no limitation on the purchase of U.S. Government securities by the Portfolio when it adopts a defensive position. (Subproposal C).

  (2) Make investments in real estate or commodities or commodity contracts, although the Portfolio may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate. (Subproposal I).

  (3) Act as securities underwriter. (Subproposal G).
-----------
/2/ In compliance with Rule 2a-7 under the Act, the Smith Barney Money Market Portfolio will not purchase any securities, other than obligations of the U.S. Government or its agencies and instrumentalities, if, immediately after such purchase, more than 5% of the value of the Portfolio's total assets would be invested in securities of any one issuer. The Portfolio's fundamental policy would give it the ability to invest, with respect to 25% of the Portfolio's assets, more than 5% of its assets in any one issuer only in the event that Rule 2a-7 is amended in the future.

  (4) Make loans, except that the Portfolio may (i) purchase bonds, debentures and other securities of a like nature, (ii) make loans in the form of call loans or loans maturing in not more than one year which are secured by marketable collateral and are in amounts and on terms similar to those currently in effect in the case of loans made by national banks, (iii) enter into repurchase agreements to the extent set forth in the Prospectus and (iv) lend its portfolio securities. (Subproposal F).

  (5) Borrow money, except that (a) the Portfolio may borrow money for temporary administrative purposes provided that the aggregate of such borrowing does not exceed 5%. (Subproposal D).

  (6) Lend its portfolio securities in an amount in excess of 1/3 of the total assets taken at value. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Directors, including the borrower's maintaining collateral equal at all times to the value of the securities loaned.

  (7) Purchase "illiquid" securities, including repurchase agreements maturing in more then seven days, securities lacking readily available market quotations and securities which cannot be sold without registration or the filing of a notification under Federal or state securities laws, if as a result, such investment would exceed 15% of the value of the Portfolio's net assets. (Subproposal J).

  (8) Purchase securities of companies for the purpose of exercising control. (Subproposal N).

  (9) Purchase securities on margin, except short-term credits as are necessary for the purchase and sale of securities, or effect short sales. (Subproposal H).

  (10) As to 75% of the total assets of the Portfolio, purchase securities of any issuer, if immediately thereafter (a) more than 5% of total assets (taken at market value) would be invested in the securities of such issuer, or (b) more than 10% of the outstanding securities of any class of such issuer would be held by the Portfolio, provided that this limitation does not apply to U.S. Government securities. (Subproposal A).

  (11) Purchase securities of any other investment company except as part of a plan of merger or consolidation. (Subproposal M).

  (12) Purchase securities of companies which together with predecessors have a record of less than three years' continuous operation, if, as a result, more than 5% of the Portfolio's net assets would then be invested in such securities. (Subproposal K).

  (13) Invest in puts, calls, straddles, spreads and any combination thereof. (Subproposal R).

  (14) Invest in oil, gas or other mineral exploration or development programs, provided, however, this shall not prohibit the Portfolio from purchasing publicly traded securities of companies engaging in whole or in part in such activities. (Subproposal O).

  (15) Purchase securities from or sell securities to any of its officers or Directors, except with respect to its own shares and as is permissible under applicable statutes, rules and regulations.

                                                                         ANNEX I
                        5% BENEFICIAL OWNERS

                            NAME AND                  AMOUNT OF
                           ADDRESS OF                 BENEFICIAL   PERCENT
     FUND               BENEFICIAL OWNER              OWNERSHIP    OF FUND
     ----               ----------------              ----------   -------
 SMITH BARNEY Citibank N.A. Customer Smith Barney    1,046,314.024   5.17%
 AGGRESSIVE   Shearson 401K Savings Plan
 GROWTH FUND  Smith Barney Account
 INC.         Attn: Nancy Kronenberg
              111 Wall Street FISD/20th Floor
              New York, NY 10043
              Smith Barney Concert Allocation        2,230,761.406  11.02%
              Series Inc.
              High Growth Portfolio PNC Bank N.A.
              Attn: Beverly Timson
              200 Stevens Drive Suite 440
              Lester PA 19113-1522
              Smith Barney Concert Allocation        1,424,630.929   7.04%
              Series Inc.
              Growth Portfolio PNC Bank N.A.
              Attn: Beverly Timson
              200 Stevens Drive Suite 440
              Lester PA 19113-1522
 SMITH BARNEY CONCERT
 ALLOCATION SERIES INC.
 High Growth  PFS Shareholder Services              23,560,174.494  64.92%
 Portfolio    Attn: Jay Barnhill
              3100 Breckinridge Blvd
              Duluth GA 30199
 Growth       PFS Shareholder Services              23,212,473.771  50.88%
 Portfolio    Attn: Jay Barnhill
              3100 Breckinridge Blvd
              Duluth GA 30199
 Income       PFS Shareholder Services               2,750,452.662  60.33%
 Portfolio    Attn: Jay Barnhill
              3100 Breckinridge Blvd
              Duluth GA 30199
 Balanced     PFS Shareholder Services              15,919,247.205  57.34%
 Portfolio    Attn: Jay Barnhill
              3100 Breckinridge Blvd
              Duluth GA 30199
 Conservative PFS Shareholder Services               5,467,236.492  71.51%
 Portfolio    Attn: Jay Barnhill
              3100 Breckinridge Blvd
              Duluth GA 30199


                                              AMOUNT OF
                    NAME AND ADDRESS         BENEFICIAL   PERCENT
     FUND         OF BENEFICIAL OWNER         OWNERSHIP   OF FUND
     ----         -------------------        ----------   -------
 Select High  Equitable Life of Iowa        1,353,556.820 81.01%
 Growth       Prime Elite
 Portfolio    Attn: Gina Keck M51
              604 Locust Street
              Des Moines IA 50306-9133
              The Travelers Insurance Co.     317,330.790 18.99%
              Attn: Roger Ferland 5MS
              One Tower Square
              Hartford, CT 06183
 Select       Equitable Life of Iowa          193,310.130 74.78%
 Income       Prime Elite
 Portfolio    Attn: Gina Keck M51
              604 Locust Street
              Des Moines IA 50306-9133
              The Travelers Insurance Co.      65,087.952 25.18%
              Attn: Roger Ferland 5MS
              One Tower Square
              Hartford, CT 06183
 Select       Equitable Life of Iowa        1,891,725.602 74.05%
 Growth       Prime Elite
 Portfolio    Attn: Gina Keck M51
              604 Locust Street
              Des Moines IA 50306-9133
              The Travelers Insurance Co.     641,170.838 25.10%
              Attn: Roger Ferland 5MS
              One Tower Square
              Hartford, CT 06183
 Select       Equitable Life of Iowa        2,071,668.844 75.90%
 Balanced     Prime Elite
 Portfolio    Attn: Gina Keck M51
              604 Locust Street
              Des Moines IA 50306-9133
              The Travelers Insurance Co.     644,305.897 23.61%
              Attn: Roger Ferland 5MS
              One Tower Square
              Hartford, CT 06183
 Select       Equitable Life of Iowa          492,457.093 76.97%
 Conservative Prime Elite
 Portfolio    Attn: Gina Keck M51
              604 Locust Street
              Des Moines IA 50306-9133

                            NAME AND                  AMOUNT OF
                           ADDRESS OF                 BENEFICIAL   PERCENT
     FUND               BENEFICIAL OWNER              OWNERSHIP    OF FUND
     ----               ----------------              ----------   -------
              The Travelers Insurance Co.              132,917.525  20.77%
              Attn: Roger Ferland 5MS
              One Tower Square
              Hartford, CT 06183
 SMITH BARNEY Smith Barney International Inc.          520,000.903  10.07%
 DISCIPLINED  Tokyo Branch
 SMALL CAP    B-1 Acct- F. Reidenbach
 FUND, INC.   Yebusi Garden Pl Tower 28FL
              20-3, Ebisu 4-Chome Shibuya-Ku
              Tokyo 150, Japan
              Charles Schwab & Co. Inc                 501,076.598   9.70%
              101 Montgomery Street
              San Francisco, CA 94104
 SMITH BARNEY Citibank N.A. Trustee                  7,789,275.685  13.23%
 FUNDS, INC.  Smith Barney Harris Upham & Co Inc.
 Equity       401k Savings Plan
 Income       111 Wall Street
 Portfolio    20th Floor--Attn N, Kronenberg
              New York, NY 10043
              Smith Barney Concert Allocation        3,515,446.543   5.97%
              Series Inc.
              Growth Portfolio PNC Bank, N.A.
              Attn: Beverly Timson
              200 Stevens Drive Suite 440
              Lester, PA 19113-1522
 Short Term   Smith Barney Concert Allocation        3,917,553.886  15.31%
 U.S.         Series Inc.
 Treasury     Balanced Portfolio PNC Bank, N.A.
 Securities   Attn: Beverly Timson
 Portfolio    200 Stevens Drive Suite 440
              Lester, PA 19113-1522
 U.S.         Citibank N.A. Trustee                  1,531,512.416   6.35%
 Government   Smith Barney Harris Upham & Co Inc.
 Securities   401k Savings Plan
 Portfolio    111 Wall Street
              20th Floor--Attn N. Kronenberg
              New York, NY 10043
 SMITH BARNEY Smith Barney Concert Allocation        1,869,778.471  26.83%
 INCOME       Series Inc.
 FUNDS        Balanced Portfolio PNC Bank, N.A.
 Smith Barney Attn: Beverly Timson
 Convertible  200 Stevens Drive Suite 440
 Fund         Lester, PA 19113-1522

                                                        AMOUNT OF
                         NAME AND ADDRESS               BENEFICIAL   PERCENT
     FUND              OF BENEFICIAL OWNER              OWNERSHIP    OF FUND
     ----              -------------------              ----------   -------
              Smith Barney Concert Allocation            495,939.467   7.12%
              Series Inc.
              Conservative Portfolio PNC Bank, N.A.
              Attn: Beverly Timson
              200 Stevens Drive Suite 440
              Lester, PA 19113-1522
 SMITH BARNEY INVESTMENT
 FUNDS INC.
 Smith Barney Smith Barney Concert Allocation          6,514,398.331  11.07%
 Government   Series Inc.
 Securities   Growth Portfolio PNC Bank, N.A.
 Fund         Attn: Beverly Timson
              200 Stevens Drive Suite 440
              Lester, PA 19113-1522
 Smith Barney Smith Barney Concert Allocation          2,301,243.019  21.87%
 Growth       Series Inc.
 Opportunity  Growth Portfolio PNC Bank, N.A.
 Fund         Attn: Beverly Timson
              200 Stevens Drive Suite 440
              Lester, PA 19113-1522
              PFS Shareholder Services                 7,497,299.169  71.24%
              Attn: Jay Barnhill
              3100 Breckinridge Blvd
              Duluth, GA 30199
 Smith Barney Smith Barney Concert Allocation          4,063,610.543  10.09%
 Investment   Series Inc.
 Grade Bond   Growth Portfolio PNC Bank, N.A.
 Fund         Attn: Beverly Timson
              200 Stevens Drive Suite 440
              Lester, PA 19113-1522
 Smith Barney Smith Barney Concert Allocation          3,429,584.979  13.95%
 Special      Series Inc.
 Equities     High Growth Portfolio PNC Bank, N.A.
 Fund         Attn: Beverly Timson
              200 Stevens Drive Suite 440
              Lester, PA 19113-1522
              Smith Barney Concert Allocation          2,118,629.406   8.62%
              Series Inc.
              Growth Portfolio PNC Bank, N.A.
              Attn: Beverly Timson
              200 Stevens Drive Suite 440
              Lester, PA 19113-1522

                              NAME AND                   AMOUNT OF
                             ADDRESS OF                  BENEFICIAL   PERCENT
      FUND                BENEFICIAL OWNER               OWNERSHIP    OF FUND
      ----                ----------------               ----------   -------
 SMITH BARNEY INVESTMENT
 TRUST
 Smith Barney   Smith Barney Concert Allocation         4,161,337.333  12.77%
 Large          Series Inc.
 Capitalization High Growth Portfolio PNC Bank, N.A.
 Growth Fund    Attn: Beverly Timson
                200 Stevens Drive Suite 440
                Lester, PA 19113-1522
                Smith Barney Concert Allocation         2,586,765.779   7.94%
                Series Inc.
                Growth Portfolio PNC Bank, N.A.
                Attn: Beverly Timson
                200 Stevens Drive Suite 440
                Lester, PA 19113-1522
 SMITH BARNEY   Smith Barney Concert Allocation         2,821,215.072   6.53%
 MANAGED        Series Inc.
 GOVERNMENTS    Balanced Portfolio PNC Bank, N.A.
 FUND INC.      Attn: Beverly Timson
                200 Stevens Drive Suite 440
                Lester, PA 19113-1522
 SMITH BARNEY MUNI FUNDS
 Pennsylvania   James J. Broussard                        197,971.084   6.63%
 Portfolio      530 Derwyn Road
                Drexel Hill, PA 19026-1203
 GREENWICH STREET SERIES FUND
 Appreciation   IDS Life Variable Account               5,476,698.746  78.76%
 Portfolio      For Shearson
                Attn: Unit 229
                IDS Tower 10
                Minneapolis MN 55402
                Equitable Life of Iowa                  1,254,845.998  18.05%
                Prime Elite
                Attn: Gina Keck M51
                604 Locust Street
                Des Moines IA 50306-9133
 Diversified    IDS Life Variable Account               4,824,546.223  95.59%
 Strategic      For Shearson
 Income         Attn: Unit 229
 Portfolio      IDS Tower 10
                Minneapolis MN 55402

                                                    AMOUNT OF
                       NAME AND ADDRESS             BENEFICIAL   PERCENT
     FUND             OF BENEFICIAL OWNER           OWNERSHIP    OF FUND
     ----             -------------------           ----------   -------
 Emerging      IDS Life Variable Account           1,063,735.680  98.96%
 Growth        For Shearson
 Portfolio     Attn: Unit 229
               IDS Tower 10
               Minneapolis MN 55402
 Equity Income IDS Life Variable Account           2,931,346.503 100.00%
 Portfolio     For Shearson
               Attn: Unit 229
               IDS Tower 10
               Minneapolis MN 55402
 Equity Index  IDS Life Variable Account             998,978.642  89.58%
 Portfolio     For Shearson
               Attn: Unit 229
               IDS Tower 10
               Minneapolis MN 55402
               The Travelers Insurance Co.           112,945.407  10.13%
               Separate Account QPN 401 (k)-TIC
               The Travelers Insurance Co.
               Attn: Roger Ferland 5 MS
               One Tower Square
               Hartford CT 06183
 Growth and    IDS Life Variable Account           2,184,549.066  99.92%
 Income        For Shearson
 Portfolio     Attn: Unit 229
               IDS Tower 10
               Minneapolis MN 55402
 Intermediate  IDS Life Variable Account           1,320,565.482  99.18%
 High Grade    For Shearson
 Portfolio     Attn: Unit 229
               IDS Tower 10
               Minneapolis MN 55402
 International IDS Life Variable Account           2,482,314.204  99.64%
 Equity        For Shearson
 Portfolio     Attn: Unit 229
               IDS Tower 10
               Minneapolis MN 55402
 Money Market  IDS Life Variable Account           5,104,848.744  97.57%
 Portfolio     For Shearson
               Attn: Unit 229
               IDS Tower 10
               Minneapolis MN 55402

                        NAME AND              AMOUNT OF
                       ADDRESS OF             BENEFICIAL   PERCENT
     FUND           BENEFICIAL OWNER          OWNERSHIP    OF FUND
     ----           ----------------          ----------   -------
 Total Return The Travelers Insurance Co.   12,198,188.739  85.04%
 Portfolio    Attn: Roger Ferland
              One Tower Square
              Hartford CT 06183
              IDS Life Variable Account      2,116,514.205  14.76%
              For Shearson
              Attn: Unit 229
              IDS Tower 10
              Minneapolis MN 55402
 TRAVELERS SERIES FUND INC.
 AIM Capital  The Travelers Insurance Co.   15,991,258.575 100.00%
 Appreciation Attn: Roger Ferland 5MS
 Portfolio    One Tower Square
              Hartford, CT 06183
 Alliance     The Travelers Insurance Co.   26,153,412.317 100.00%
 Growth       Attn: Roger Ferland 5MS
 Portfolio    One Tower Square
              Hartford, CT 06183
 Van Kampen                                  9,883,657.766 100.00%
 American     The Travelers Insurance Co.
 Capital      Attn: Roger Ferland 5MS
 Enterprise   One Tower Square
 Portfolio    Hartford, CT 06183
 GT Global    The Travelers Insurance Co.    2,334,911.062 100.00%
 Strategic    Attn: Roger Ferland 5MS
 Income       One Tower Square
 Portfolio    Hartford, CT 06183
 MFS Total    The Travelers Insurance Co.   17,220,795.036 100.00%
 Return       Attn: Roger Ferland 5MS
 Portfolio    One Tower Square
              Hartford, CT 06183
 Putnam       The Travelers Insurance Co.    9,881,455.509 100.00%
 Diversified  Attn: Roger Ferland 5MS
 Income       One Tower Square
 Portfolio    Hartford, CT 06183
 Smith Barney The Travelers Insurance Co.    7,884,238.847  84.44%
 High Income  Attn: Roger Ferland 5MS
 Portfolio    One Tower Square
              Hartford, CT 06183
              Equitable Life of Iowa         1,440,368.531  15.43%
              Prime Elite
              Attn: Gina Keck M51
              604 Locust Street
              Des Moines IA 50309-3828

                                               AMOUNT OF
                     NAME AND ADDRESS          BENEFICIAL   PERCENT
     FUND          OF BENEFICIAL OWNER         OWNERSHIP    OF FUND
     ----          -------------------         ----------   -------
 Smith Barney  The Travelers Insurance Co.   12,556,926.069  78.24%
 Income and    Attn: Roger Ferland 5MS
 Growth        One Tower Square
 Portfolio     Hartford, CT 06183
               Equitable Life of Iowa         3,423,306.889  21.33%
               Prime Elite
               Attn: Gina Keck M51
               604 Locust Street
               Des Moines IA 50309-3828
 Smith Barney  The Travelers Insurance Co.   14,472,245.943  87.41%
 International Attn: Roger Ferland 5MS
 Equity        One Tower Square
 Portfolio     Hartford, CT 06183
               Equitable Life of Iowa         1,677,410.667  10.13%
               Prime Elite
               Attn: Gina Keck M51
               604 Locust Street
               Des Moines IA 50309-3828
 Smith Barney  The Travelers Insurance Co.   89,268,743.794  85.72%
 Money Market  Attn: Roger Ferland 5MS
 Portfolio     One Tower Square
               Hartford, CT 06183
               Equitable Life of Iowa        14,307,038.639  13.74%
               Prime Elite
               Attn: Gina Keck M51
               604 Locust Street
               Des Moines IA 50309-3828
 Smith Barney  Attn: Roger Ferland 5MS        2,149,600.520  94.81%
 Pacific Basin One Tower Square
 Portfolio     Hartford, CT 06183
               Mutual Management Corp           117,659.581   5.19%
               c/o Smith Barney Inc.
               Attn: Tom Reynolds
               388 Greenwich Street
               New York, NY 10013
 TBC Managed   The Travelers Insurance Co.    2,751,446.127 100.00%
 Income        Attn: Roger Ferland 5MS
 Portfolio     One Tower Square
               Hartford, CT 06183